As filed with the Securities and Exchange Commission on January 8, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.
Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Long Short Multi-Manager Fund

Annual Report

October 31, 2014

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
Long Short Multi-Manager Fund	5
FUND EXPENSE INFORMATION	10
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Absolute Return Multi-Manager Fund	12
Long Short Multi-Manager Fund	36
FINANCIAL STATEMENTS	52
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	81
Report of Independent Registered Public Accounting Firm	86
Directory	87
Trustees and Officers	88
Proxy Voting Policies and Procedures	95
Quarterly Portfolio Schedule	95
Notice to Shareholders	95
Board Consideration of the Management and Sub-Advisory Agreements	96

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund.

The global financial markets faced a number of challenges during the reporting period, but generally produced positive results. After a lengthy period of relatively low volatility, the markets experienced sharp fluctuations at times over the 12 months ended October 31, 2014. This was triggered by a number of factors, including signs of moderating global growth, uncertainness regarding future central bank monetary policy and several geopolitical issues. While U.S. equities largely overcame these challenges and posted strong returns, emerging market equities produced only a modest gain and international developed market equities were largely flat. After a difficult start, the fixed income market rallied and generated a positive return for the period. Among the best performers were emerging market debt, high yield and investment grade corporate bonds.

Looking ahead, while growth in many developed countries—including those in the eurozone and Japan—are facing stiff challenges, the U.S. economy appears to be on relatively solid footing. Against this backdrop, the U.S. Federal Reserve concluded its third round of quantitative easing in October 2014 and all eyes are on when the central bank will begin raising interest rates. In contrast, the European Central Bank and Bank of Japan are expected to remain highly accommodative. Elsewhere, growth in China has moderated, which could impact growth in many developing countries. While the markets could remain volatile in the coming year, we believe this could lead to attractive opportunities for long-term investors.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 1.96% total return for the 12 months ended October 31, 2014. During the period, the Fund underperformed its primary benchmark, the HFRX Absolute Return Index, which posted a 2.19% return. (Performance for all share classes is provided in the table following this letter.)

Despite periods of heightened volatility, the global financial markets largely generated positive results during the reporting period. Investor sentiment was challenged at times given concerns over global growth, uncertainties regarding future monetary policy and a host of geopolitical issues. Regardless of these headwinds, U.S. equities rallied sharply during the reporting period, whereas international developed equities were largely flat and emerging market equities posted a modest gain. Within the fixed income market, most non-Treasury securities produced positive returns and outperformed equal-duration Treasuries.

All of the portfolio's strategies generated positive absolute returns for the period. Long/short equity was the largest positive contributor, as gains from long positions offset losses from short positions. But short positions were profitable for several months in 2014 due to decreasing correlations between stocks. As a result, the general tilt toward being long mid- and small-cap equities versus short large-cap equities was a detractor from performance.

Event-driven strategies were the next most material positive contributors for the period. Gains for the strategy were driven by positive developments for several ongoing situations in the cable TV, pharmaceutical and food industries. The strategy did, however, face several headwinds. For example, the broad selloff in growth sectors in March and April led to losses for many event-driven managers that had exposure to growth sectors where there was a large amount of corporate activity. Additionally, the negative press about tax inversion mergers beginning in July and culminating in the Shire/AbbVie agreement being terminated in October led to a broad selloff in event-driven trades.

The Fund's credit strategies also generated positive performance. Although the corporate credit long/short allocation was positioned to benefit from rising interest rates during the period when rates actually declined, our subadvisers generated modest gains as they profited from company-specific developments and broad spread tightening (the difference in interest rates between Treasury securities and non-Treasury securities that have a different quality rating). The asset-backed securities allocation was a positive contributor, with gains spread across sectors and led by commercial mortgage-backed securities.

Looking ahead, we believe the dynamics for equity long/short strategies have continued to improve, with decreasing correlations between stocks and the approach of rising interest rates, which could help expose companies that have been able to offset poor operating numbers with cheap financing over the past several years. We continue to see what we believe are the underlying dynamics for a healthy opportunity set for event-driven managers, namely, a continued low growth environment, large amounts of cash on corporate balance sheets and the potential onset of rising interest rates. We are, therefore, positive on the strategy heading into 2015. After reaching one year lows in mid-October 2014, due to the recent flight to quality, Treasury yields have since begun to rise. We anticipate this trend will continue now that quantitative easing has ended and economic data have recently been better than expected. While our credit long/short subadvisers' positioning to benefit from a rising interest rate environment has been a headwind thus far in 2014, we anticipate it to be a tailwind heading into 2015.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT, FRED INGHAM, IAN HAAS AND ERIC WEINSTEIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	2.6%	—%
Bank Loan Obligations	10.3	—
Common Stocks	58.8	(11.0)
Corporate Debt Securities	4.0	(0.4)
Exchange Traded Funds	0.7	(10.8)
Mortgage-Backed Securities	4.8	—
Municipal Notes	1.0	—
Preferred Stocks	0.4	—
Purchased Options	0.4	—
Rights	0.0	—
Warrants	0.0	—
Short-Term Investments	17.7	—
Cash, receivables and other assets, less liabilities	21.5	—
Total	122.2%	(22.2)%

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	1.96%	4.45%
Class A	05/15/2012	1.60%	4.07%
Class C	05/15/2012	0.77%	3.29%
Class R6[4]	12/31/2013	2.05%	4.49%
With Sales Charge
Class A		–4.25%	1.60%
Class C		–0.23%	3.29%
Index
HFRX Absolute Return Index[1,2]		2.19%	2.36%
S&P 500® Index[1,2]		17.27%	20.67%
Barclays U.S. Aggregate Bond Index[1,2]		4.14%	2.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 (estimated for 2014 for Class R6) were 2.89%, 3.29%, 4.03% and 2.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.30%, 2.65%, 3.41% and 2.23% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Long Short Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Long Short Multi-Manager Fund Institutional Class generated a 3.90% total return from its inception on December 19, 2013 through October 31, 2014. During this same time period, its benchmarks, the HFRX Equity Hedge Index and the S&P 500® Index returned 2.41% and 13.38%, respectively. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of heightened volatility, the global financial markets largely generated positive results during the reporting period. Investor sentiment was challenged at times given concerns over global growth, uncertainties regarding future monetary policy and a host of geopolitical issues. Regardless of these headwinds, U.S. equities rallied sharply during the reporting period, whereas international developed equities were largely flat and emerging market equities posted a modest gain.

During the period, gains from our subadvisers' long positions outweighed losses from their short positions. From a sector perspective, most areas of the portfolio were profitable. In particular, Health Care, Information Technology (IT) and Consumer Discretionary were the largest contributing sectors to performance. The only notable sector detractor was Financials.

Within Health Care, the portfolio experienced several sources of gains. The largest of these gains came from a long position in a provider of development solutions and delivery technologies for drugs, biologics and consumer health products. The Fund participated in the company's initial public offering (IPO) in late July and its shares rallied after reporting solid results for its first quarter as a public company. In the IT sector, a long position in a company that develops software and hardware for the security, surveillance and business intelligence markets was materially additive to performance. The growth in big data has been a tailwind for the company and its earnings have accelerated as a result of its new focus on security software for government agencies and corporations. Within Consumer Discretionary, a long position in a major fast food company was beneficial to returns as it made a surprise announcement to take over another firm. The subadviser who held the position captured the gain and exited the position. The Fund also benefitted from a short position in a media and entertainment company that is facing higher programming costs and getting squeezed on retransmission fees. Within Financials, the Fund had modest losses from both long and short positions. The top detractor on the short side was an asset manager whose shares rallied sharply on the announcement that a chief investment officer from a competitor would be joining the company. On the long side, the Fund lost money in the preferred securities of a government-sponsored enterprise as a result of adverse litigation.

During the reporting period, the subadvisers' aggregate use of forwards, options and swap contracts contributed to the Fund's performance.

The dynamics for equity long/short strategies have continued to improve with decreasing correlations between stocks and the potential approach of rising interest rates, which we believe should help expose companies that have been able to offset poor operating numbers with cheap financing over the past several years. We therefore maintain our positive view on the strategy.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT, IAN HAAS, FRED INGHAM AND ERIC WEINSTEIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

5

Long Short Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLMIX
Class A	NLMAX
Class C	NLMCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	68.3%	(22.4)%
Exchange Traded Funds	1.7	(6.8)
Preferred Stocks	0.9	—
Short-Term Investments	27.8	—
Cash, receivables and other assets, less liabilities	30.5	—
Total	129.2%	(29.2)%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2014 Life of Fund
At NAV
Institutional Class	12/19/2013	3.90%
Class A	12/19/2013	3.60%
Class C	12/19/2013	2.90%
With Sales Charge
Class A		–2.36%
Class C		1.90%
Index
HFRX Equity Hedge Index[1,2]		2.41%
S&P 500® Index[1,2]		13.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 3.26%, 3.62% and 4.37% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.51%, 2.87% and 3.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

6

Long Short Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

7

Endnotes

1 Please see "Glossary of Indices" on page 9 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Absolute Return and HFRX Equity Hedge indices do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3 The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

4 The performance information for Class R6 prior to the class' inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

8

Glossary of Indices

HFRX Absolute Return Index:

The index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

9

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2014 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

10

Expense Information as of 10/31/14 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$997.30	$13.04	2.59%	$1,000.00	$1,012.15	$13.14	2.59%
Class A	$1,000.00	$995.40	$14.89	2.96%	$1,000.00	$1,010.28	$15.00	2.96%
Class C	$1,000.00	$991.70	$18.57	3.70%	$1,000.00	$1,006.55	$18.71	3.70%
Class R6	$1,000.00	$997.30	$12.49	2.48%	$1,000.00	$1,012.70	$12.58	2.48%
Long Short Multi-Manager Fund
Institutional Class	$1,000.00	$1,015.60	$13.56	2.67%	$1,000.00	$1,011.75	$13.54	2.67%
Class A	$1,000.00	$1,013.70	$15.28	3.01%	$1,000.00	$1,010.03	$15.25	3.01%
Class C	$1,000.00	$1,009.80	$19.15	3.78%	$1,000.00	$1,006.15	$19.11	3.78%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

11

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	DIRECTV	United States	Media	2.7%
2	TRW Automotive Holdings Corp.	United States	Auto Components	2.0%
3	Allergan, Inc.	United States	Pharmaceuticals	1.9%
4	Time Warner Cable, Inc.	United States	Media	1.2%
5	Rockwood Holdings, Inc.	United States	Chemicals	1.0%
6	CareFusion Corp.	United States	Health Care Equipment & Supplies	0.9%
7	Ashland, Inc.	United States	Chemicals	0.7%
8	Verint Systems, Inc.	United States	Software	0.7%
9	Nomad Holdings Ltd.	United States	Diversified Financial Services	0.7%
10	CBS Corp. Class B	United States	Media	0.7%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	Level 3 Communications, Inc.	United States	Diversified Telecommunication Services	(0.5)%
2	Lennar Corp. Class A	United States	Household Durables	(0.4)%
3	Comcast Corp. Class A	United States	Media	(0.3)%
4	Chico's FAS, Inc.	United States	Specialty Retail	(0.3)%
5	Deere & Co.	United States	Machinery	(0.2)%
6	Telecom Italia SpA	Italy	Diversified Telecommunication Services	(0.2)%
7	Praxair, Inc.	United States	Chemicals	(0.2)%
8	The Dow Chemical Co.	United States	Chemicals	(0.2)%
9	AT&T, Inc.	United States	Diversifed Telecommunications Services	(0.2)%
10	Kinder Morgan, Inc.	United States	Oil, Gas & Consumable Fuels	(0.2)%
	Number of Shares	Value†
Long Positions (100.7%)
Common Stocks (58.8%)
Aerospace & Defense (0.7%)
B/E Aerospace, Inc.	69,696	$5,188,867	*£Ø
Exelis, Inc.	294,030	5,248,436	Ø
MacDonald Dettwiler & Associates Ltd.	15,680	1,195,634	Ø
		11,632,937
Airlines (0.1%)
American Airlines Group, Inc.	12,700	525,145	±Ø
AMR Corp.	14,383	35,814	*fNØ
JetBlue Airways Corp.	24,856	286,838	*£Ø
Republic Airways Holdings, Inc.	8,295	103,853	*
		951,650
Auto Components (2.8%)
Continental AG	3,283	644,472	Ø
Cooper Tire & Rubber Co.	102,800	3,311,188	Ø
TRW Automotive Holdings Corp.	319,211	32,352,035	*Ø
	Number of Shares	Value†
Visteon Corp.	110,481	$10,374,166	*£Ø
		46,681,861
Automobiles (0.4%)
Fiat Chrysler Automobiles NV	299,053	3,427,147	*Ø
General Motors Co.	10,200	320,280	±
Honda Motor Co. Ltd.	56,200	1,740,661	Ø
Kia Motors Corp.	16,705	814,360	Ø
Motors Liquidation Co. GUC Trust	34,607	799,422	*Ø
		7,101,870
Banks (2.8%)
1st United Bancorp, Inc.	175,332	1,551,688	Ø
Aozora Bank Ltd.	308,291	1,073,152	Ø
Bank of America Corp.	301,525	5,174,169	Ø
BOC Hong Kong Holdings Ltd.	375,000	1,247,558	Ø
Cascade Bancorp	52,519	268,372	*£
	Number of Shares	Value†
China Construction Bank Corp. Class H	1,480,000	$1,103,060	Ø
Chongqing Rural Commercial Bank Class H	2,198,000	1,057,174	Ø
CIT Group, Inc.	27,018	1,321,991	Ø
City National Corp.	54,150	4,262,146	Ø
Dah Sing Banking Group Ltd.	168,795	306,459	Ø
Dah Sing Financial Holdings Ltd.	55,323	344,558	Ø
Erste Group Bank AG	66,962	1,704,282	Ø
Intervest Bancshares Corp.	62,789	612,193	Ø
Mitsubishi UFJ Financial Group, Inc.	402,100	2,263,144	Ø
Mizuho Financial Group, Inc.	2,321,100	4,132,829	Ø
OmniAmerican Bancorp, Inc.	139,868	3,782,031	Ø

See Notes to Schedule of Investments

12

	Number of Shares	Value†
Piraeus Bank SA	894,349	$1,300,074	*Ø
Regions Financial Corp.	638,600	6,341,298	Ø
Sberbank of Russia ADR	145,187	1,101,969
Sumitomo Mitsui Financial Group, Inc.	51,700	2,024,965	Ø
Sumitomo Mitsui Trust Holdings, Inc.	501,000	1,980,360	Ø
The Bank of Kentucky Financial Corp.	50,784	2,382,277	Ø
		45,335,749
Beverages (0.8%)
AMBEV SA	533,700	3,532,297	Ø
Cott Corp.	678,587	4,119,023	£
PepsiCo, Inc.	51,986	4,999,494	Ø
		12,650,814
Biotechnology (0.2%)
Ambit Biosciences Corp.	70,000	1,093,400	*Ø
ARIAD Pharmaceuticals, Inc.	16,600	98,936	*£
Chelsea Therapeutics International Ltd.	3,500	385	*fNØ
Durata Therapeutics, Inc.	36,904	886,803	*Ø
QLT, Inc.	176,117	700,946	*£Ø
Trius Therapeutics Inc.	24,000	3,120	*fNØ
United Therapeutics Corp.	8,204	1,074,478	*Ø
		3,858,068
Building Products (0.1%)
LIXIL Group Corp.	40,600	867,483	Ø
Sanitec Corp.	4,000	51,326	*
		918,809
	Number of Shares	Value†
Capital Markets (0.5%)
BGC Partners, Inc. Class A	7,374	$62,531	£
DAB Bank AG	42,677	255,638	Ø
GFI Group, Inc.	19,175	105,462
Jafco Co. Ltd.	46,800	1,760,338	Ø
Nomura Holdings, Inc.	325,600	1,956,354	Ø
NorthStar Asset Management Group, Inc.	65,440	1,185,773	*£
RCS Capital Corp. Class A	138,739	2,276,707	Ø
SWS Group, Inc.	31,484	232,667	*£
		7,835,470
Chemicals (3.9%)
Air Products & Chemicals, Inc.	72,500	9,762,850	Ø
Asahi Kasei Corp.	93,000	746,732	Ø
Ashland, Inc.	110,640	11,956,865	£Ø
Auriga Industries A/S Class B	10,000	516,037	*Ø
FMC Corp.	73,538	4,217,404	Ø
Huntsman Corp.	69,000	1,683,600	Ø
Monsanto Co.	14,490	1,666,929	Ø
Nissan Chemical Industries Ltd.	91,900	1,663,322	Ø
Nitto Denko Corp.	28,400	1,505,143	Ø
Penford Corp.	300	5,655	*
Rockwood Holdings, Inc.	208,968	16,071,729	Ø
Shin-Etsu Chemical Co. Ltd.	31,500	1,975,393	Ø
Sigma-Aldrich Corp.	44,082	5,991,185	Ø
Taminco Corp.	26,638	689,658	*Ø
Tronox Ltd. Class A	35,522	858,922	Ø
	Number of Shares	Value†
Ube Industries Ltd.	453,000	$685,600	Ø
WR Grace & Co.	49,258	4,659,807	*Ø
		64,656,831
Commercial Services & Supplies (0.3%)
RR Donnelley & Sons Co.	8,900	155,305	±Ø
The Brink's Co.	14,573	306,033	±£
Tyco International Ltd.	91,975	3,948,487	Ø
		4,409,825
Communications Equipment (0.2%)
Juniper Networks, Inc.	31,800	670,026
Motorola Solutions, Inc.	32,500	2,096,250
Nokia OYJ ADR	44,260	366,030	Ø
ParkerVision, Inc.	110,421	144,651	*Ø
Riverbed Technology, Inc.	29,794	565,788	*Ø
ShoreTel, Inc.	13,729	111,068	*£
		3,953,813
Construction & Engineering (0.3%)
Balfour Beatty PLC	500	1,229
Foster Wheeler AG	46,265	1,435,603	Ø
Pike Corp.	130,500	1,558,170	*Ø
Taisei Corp.	313,000	1,713,733	Ø
		4,708,735
Consumer Finance (0.1%)
Ally Financial, Inc.	27,931	634,034	*±£
Carfinco Financial Group, Inc.	71,153	700,134	Ø
		1,334,168
Containers & Packaging (0.4%)
Nampak Ltd.	441,793	1,801,259	Ø
Orora Ltd.	2,343,712	3,578,379	Ø
Pact Group Holdings Ltd.	346,768	1,165,695	Ø
		6,545,333

See Notes to Schedule of Investments

13

	Number of Shares	Value†
Diversified Consumer Services (0.5%)
Cengage Learning Holdings II LP	1,481	$41,468	*Ø
Regis Corp.	202,600	3,440,148	Ø
Sotheby's	96,754	3,837,264	Ø
		7,318,880
Diversified Financial Services (0.9%)
Capmark Financial Group, Inc.	26,469	132,345	£
EME Reorganization Trust	7,488,000	973,440	Ø
Nomad Holdings Ltd.	1,025,652	11,820,639	*Ø
ORIX Corp.	159,600	2,143,393	Ø
Rescap Liquidating Trust	17,071	271,429	*Ø
		15,341,246
Diversified Telecommunication Services (1.6%)
BCE, Inc.	15,437	685,526
Consolidated Communications Holdings, Inc.	25,385	657,476	£
Fairpoint Communications, Inc.	49,501	821,717	*Ø
Globalstar, Inc.	708,435	1,678,991	*±Ø
Intelsat SA	45,903	893,272	*Ø
Jazztel PLC	119,098	1,901,415	*Ø
Koninklijke KPN NV	35,000	114,782	Ø
Telecom Italia SpA	3,684,395	3,291,992	Ø
tw telecom, inc.	244,570	10,462,705	*Ø
Vivendi SA	156,133	3,810,441	*Ø
Ziggo NV	26,335	1,286,571	*Ø
		25,604,888
Electric Utilities (0.2%)
Cleco Corp.	52,889	2,843,313	Ø
Pepco Holdings, Inc.	40,000	1,093,600	Ø
		3,936,913
Electrical Equipment (0.2%)
Nidec Corp.	22,300	1,433,791	Ø
Vacon OYJ	26,000	1,100,943	Ø
		2,534,734
	Number of Shares	Value†
Electronic Equipment, Instruments & Components (0.2%)
Hitachi Ltd.	97,000	$741,889	Ø
Keyence Corp.	2,100	981,153	Ø
Nichicon Corp.	73,503	484,894	Ø
RealD, Inc.	59,707	675,883	*±£
Viasystems Group, Inc.	4,682	74,304	*
		2,958,123
Energy Equipment & Services (0.9%)
Calfrac Well Services Ltd.	88,600	1,061,266	Ø
Dresser-Rand Group, Inc.	123,114	10,058,414	*±Ø
Noble Corp. PLC	101,993	2,133,694	Ø
Paragon Offshore PLC	282,519	1,375,867	*Ø
		14,629,241
Food & Staples Retailing (0.7%)
Rite Aid Corp.	81,169	426,137	*
Safeway, Inc.	85,041	2,964,529	Ø
Sysco Corp.	65,400	2,520,516	Ø
Walgreen Co.	91,475	5,874,525	Ø
		11,785,707
Food Products (0.6%)
Boulder Brands, Inc.	9,777	86,820	*±
Cermaq ASA	79,200	1,124,308	Ø
Chiquita Brands International, Inc.	139,979	2,019,897	*Ø
GrainCorp. Ltd. Class A	18,000	138,758	Ø
Kellogg Co.	35,210	2,252,032	Ø
Maple Leaf Foods, Inc.	29,036	502,375	Ø
Mead Johnson Nutrition Co.	8,415	835,694	±Ø
Nutreco NV	2,000	100,139
Oceana Group Ltd.	115,067	790,777	Ø
Unilever NV CVA	46,783	1,814,185	Ø
Warrnamboo Cheese & Butter Factory Co. Holding Ltd.	10,000	70,928	*Ø
		9,735,913
Health Care Equipment & Supplies (1.9%)
Alere, Inc.	98,620	3,941,841	*Ø
	Number of Shares	Value†
ArthroCare Corp.	46,000	$16,100	*fN
Baxter International, Inc.	7,132	500,239	£
CareFusion Corp.	271,208	15,559,203	*Ø
Covidien PLC	46,225	4,273,039	±Ø
Nobel Biocare Holding AG	100,000	1,766,876	*Ø
Smith & Nephew PLC ADR	62,056	2,113,007	±£Ø
Symmetry Medical, Inc.	38,288	379,051	*£
The Cooper Cos., Inc.	15,300	2,507,670	£Ø
Tornier NV	25	699	*£
Wright Medical Group, Inc.	21,148	668,700	*£Ø
		31,726,425
Health Care Providers & Services (1.1%)
Accretive Health, Inc.	522,873	3,764,686	*£Ø
Brookdale Senior Living, Inc.	108,702	3,664,344	*£Ø
Extendicare, Inc.	346,257	2,506,949	Ø
Fresenius SE & Co. KGaA	36,030	1,853,448	Ø
Gentiva Health Services, Inc.	141,025	2,778,193	*£Ø
Kindred Healthcare, Inc.	68,979	1,500,293	£
Mediclinic International Ltd.	208,891	1,865,479	Ø
		17,933,392
Hotels, Restaurants & Leisure (2.9%)
Accor SA	149,084	6,260,493	Ø
Bally Technologies, Inc.	57,746	4,642,778	*Ø
Belmond Ltd. Class A	3,000	34,380	*Ø
Bob Evans Farms, Inc.	165,323	8,076,029	£Ø
Einstein Noah Restaurant Group, Inc.	94,453	1,912,673	Ø
GTECH SpA	23,242	540,864	Ø

See Notes to Schedule of Investments

14

	Number of Shares	Value†
International Game Technology	227,112	$3,722,366	±£Ø
Isle of Capri Casinos, Inc.	199,741	1,484,076	*Ø
McDonald's Corp.	13,151	1,232,643	Ø
Morgans Hotel Group Co.	116,316	929,365	*£
Multimedia Games Holding Co., Inc.	40,839	1,425,281	*Ø
Starbucks Coffee Japan Ltd.	55,000	714,890	Ø
Tim Hortons, Inc.	196,624	15,930,830	Ø
Vail Resorts, Inc.	2,781	240,167	£
		47,146,835
Household Durables (0.6%)
Blyth, Inc.	4,000	33,560	Ø
Brookfield Residential Properties, Inc.	4,015	93,349	*
Indesit Co. SpA	50,000	687,353	*Ø
Lennar Corp. Class B	160,345	5,629,713	Ø
Rinnai Corp.	22,600	1,973,790	Ø
Sony Corp.	101,030	1,863,647	Ø
		10,281,412
Independent Power & Renewable Electricity Producers (0.0%)
Primary Energy Recycling Corp.	29,606	153,063	*
Industrial Conglomerates (0.2%)
Alliance Global Group, Inc.	3,984,500	2,246,415	Ø
Toshiba Corp.	408,000	1,756,588	Ø
		4,003,003
Insurance (2.1%)
Ambac Financial Group, Inc.	28,958	662,559	*Ø
Aspen Insurance Holdings Ltd.	1,600	69,808	Ø
Assured Guaranty Ltd.	282,233	6,513,938	Ø
	Number of Shares	Value†
FNFV Group	37,066	$498,167	*£
Hartford Financial Services Group, Inc.	263,661	10,435,702	Ø
Insurance Australia Group Ltd.	316,970	1,818,647	Ø
Meadowbrook Insurance Group, Inc.	137,992	879,009	Ø
National Interstate Corp.	176,689	5,025,035	NØ
Protective Life Corp.	119,118	8,300,142	Ø
Schweizerische National- Versicherungs- Gesellschaft AG	500	41,600	Ø
Syncora Holdings Ltd.	22,879	45,758	*Ø
		34,290,365
Internet & Catalog Retail (0.2%)
Groupon, Inc.	54,976	401,875	*±
Overstock.com, Inc.	6,292	145,471	*
Shutterfly, Inc.	82,785	3,462,896	*±£
		4,010,242
Internet Software & Services (1.8%)
AOL, Inc.	83,650	3,641,285	*Ø
Conversant, Inc.	101,389	3,573,962	*±£Ø
Digital River, Inc.	13,000	332,410	*
eBay, Inc.	104,765	5,500,162	*±£Ø
Equinix, Inc.	14,350	2,997,715	Ø
Google, Inc. Class A	11,340	6,439,646	*Ø
Move, Inc.	253,497	5,310,762	*Ø
Rackspace Hosting, Inc.	3,214	123,289	*Ø
Travelport LLC	90,896	1,251,638	*fNØ
Zillow, Inc. Class A	4,689	509,835	*Ø
		29,680,704
IT Services (0.0%)
Blackhawk Network Holdings, Inc. Class B	5,000	167,000	*
Bull	500	3,070	*
		170,070
	Number of Shares	Value†
Leisure Products (0.2%)
Hasbro, Inc.	57,800	$3,325,234	Ø
Smith & Wesson Holding Corp.	18,610	189,078	*
		3,514,312
Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.	147,392	1,328,002	*£
Machinery (0.7%)
Amada Co. Ltd.	176,100	1,494,087	Ø
Crane Co.	73,648	4,591,953	Ø
Komatsu Ltd.	40,600	943,207	Ø
Makita Corp.	29,300	1,614,663	Ø
Parker Hannifin Corp.	20,800	2,642,224	Ø
Xerium Technologies, Inc.	33,956	506,623	*Ø
		11,792,757
Marine (0.0%)
Nippon Yusen KK	262,000	667,100	Ø
Media (8.0%)
AMC Networks, Inc. Class A	11,100	673,215	*±Ø
Cablevision Systems Corp. Class A	28,532	531,266	Ø
CBS Corp. Class B	208,425	11,300,803	Ø
Cineplex, Inc.	33,800	1,273,367	Ø
DIRECTV	519,629	45,098,601	*Ø
DISH Network Corp. Class A	149,448	9,512,365	*±£Ø
Gannett Co., Inc.	139,548	4,395,762	Ø
Gray Television, Inc.	207,667	1,918,843	*Ø
Journal Communications, Inc. Class A	131,800	1,292,958	*£Ø
Lamar Advertising Co. Class A	153,089	7,907,047	Ø
Liberty Global PLC Class A	224	10,185	*Ø

See Notes to Schedule of Investments

15

	Number of Shares	Value†
Liberty Global PLC Series C	114,691	$5,100,309	*Ø
Liberty Media Corp. Class A	4,125	198,082	*Ø
Liberty Media Corp. Class C	4,203	201,450	*Ø
LIN Media LLC Class A	111,332	2,664,175	*Ø
Loral Space & Communications, Inc.	64,039	4,898,983	*Ø
Mediaset SpA	239,709	800,242	*Ø
Nexstar Broadcasting Group, Inc. Class A	9,386	423,496	Ø
PubliGroupe AG	500	108,871	Ø
Sinclair Broadcast Group, Inc. Class A	13,293	386,162	Ø
Sirius XM Holdings, Inc.	410,974	1,409,641	*Ø
Sky Deutschland AG	201,547	1,700,568	*Ø
Starz Class A	22,200	685,980	*£
Time Warner Cable, Inc.	135,352	19,925,168	Ø
Time Warner, Inc.	54,450	4,327,141	Ø
Tribune Co. Class 1C Litigation	300,000	750	*Ø
Tribune Media Co. Class A	72,862	4,881,754	*Ø
		131,627,184
Metals & Mining (0.9%)
B2Gold Corp.	331	551	*
Barrick Gold Corp.	21,790	258,647	£Ø
Gold Fields Ltd. ADR	639,614	2,040,369	Ø
Newmont Mining Corp.	24,417	458,063	Ø
Nippon Steel & Sumitomo Metal Corp.	376,000	970,754	Ø
	Number of Shares	Value†
Nyrstar NV	43,387	$146,256	*Ø
SunCoke Energy, Inc.	421,850	10,082,215	*Ø
		13,956,855
Multiline Retail (1.3%)
Dollar General Corp.	43,240	2,709,851	*Ø
Dollar Tree, Inc.	74,850	4,533,664	*Ø
Family Dollar Stores, Inc.	139,818	10,946,351	Ø
Macy's, Inc.	43,800	2,532,516	Ø
Takashimaya Co. Ltd.	130,000	1,082,128	Ø
		21,804,510
Multi-Utilities (0.1%)
Integrys Energy Group, Inc.	16,200	1,177,416	Ø
Oil, Gas & Consumable Fuels (2.4%)
Alvopetro Energy Ltd.	50,000	21,295	*
Anadarko Petroleum Corp.	67,459	6,191,387	£Ø
Apco Oil and Gas International, Inc.	22,240	318,699	*£
Athlon Energy, Inc.	59,857	3,489,663	*Ø
BP PLC ADR	5,830	253,372
Cameco Corp.	187,220	3,253,884	Ø
Cheniere Energy, Inc.	65,607	4,920,525	*£
CONSOL Energy, Inc.	85,528	3,147,430	Ø
Eni SpA	97,655	2,080,398	Ø
Hess Corp.	49,046	4,159,591	£Ø
JX Holdings, Inc.	109,200	461,979	Ø
Kinder Morgan Management LLC	26,891	2,558,413
Kodiak Oil & Gas Corp.	118,905	1,282,985	*Ø
Occidental Petroleum Corp.	65,962	5,866,001	£Ø
Talisman Energy, Inc.	170,376	1,086,999	Ø
		39,092,621
Paper & Forest Products (0.0%)
Ainsworth Lumber Co. Ltd.	110,000	253,760	*Ø
	Number of Shares	Value†
Pharmaceuticals (4.5%)
AbbVie, Inc.	21,600	$1,370,736	Ø
Actavis PLC	46,107	11,192,013	*£Ø
Allergan, Inc.	165,870	31,525,252	±Ø
AstraZeneca PLC ADR	6,800	495,992	±Ø
Auxilium Pharmaceuticals, Inc.	15,927	512,372	*
Bayer AG	17,130	2,435,370	Ø
Catalent, Inc.	98,500	2,563,955	*Ø
Endo International PLC	5,691	380,841	*
Furiex Pharmaceuticals, Inc.	1,500	14,655	*fNØ
Johnson & Johnson	33,350	3,594,463	Ø
Omthera Pharmaceuticals, Inc.	100	—	*fN
Pfizer, Inc.	138,704	4,154,185	±Ø
Revance Therapeutics, Inc.	31,043	625,827	*£
Salix Pharmaceuticals Ltd.	10,850	1,560,772	*±Ø
Shire PLC ADR	43,374	8,666,125	£Ø
Teva Pharmaceutical Industries Ltd. ADR	44,400	2,507,269	Ø
Theravance, Inc.	105,983	1,697,848	Ø
Zoetis, Inc.	39,336	1,461,726	Ø
		74,759,401
Real Estate Investment Trusts (2.5%)
American Realty Capital Healthcare Trust, Inc.	382,278	4,319,741	Ø
American Realty Capital Properties, Inc.	314,455	2,789,216	£Ø
Aviv REIT, Inc.	12,791	431,440
Gaming and Leisure Properties, Inc.	97,406	3,043,937	Ø
Glimcher Realty Trust	170,369	2,339,166	Ø
HealthLease Properties Real Estate Investment Trust	3,000	37,585	Ø

See Notes to Schedule of Investments

16

	Number of Shares	Value†
Iron Mountain, Inc.	109,714	$3,957,384	Ø
Japan Retail Fund Investment Corp.	855	1,702,769	Ø
New Senior Investment Group, Inc.	39,037	745,607	*Ø
Newcastle Investment Corp.	484,158	11,319,343	*Ø
NorthStar Realty Finance Corp.	550,363	10,225,745	£Ø
		40,911,933
Real Estate Management & Development (0.5%)
Daiwa House Industry Co. Ltd.	213,900	3,967,600	Ø
Mitsubishi Estate Co. Ltd.	76,000	1,891,458	Ø
Tokyo Tatemono Co. Ltd.	183,000	1,539,595	Ø
Tokyu Fudosan Holdings Corp.	187,700	1,295,059	Ø
		8,693,712
Road & Rail (0.4%)
Contrans Group, Inc. Class A	25,000	331,174	Ø
Hertz Global Holdings, Inc.	154,327	3,382,848	*£Ø
Union Pacific Corp.	28,750	3,347,938	Ø
		7,061,960
Semiconductors & Semiconductor Equipment (1.1%)
Broadcom Corp. Class A	55,700	2,332,717	Ø
Cree, Inc.	16,686	525,275	*Ø
International Rectifier Corp.	88,165	3,506,322	*Ø
Marvell Technology Group Ltd.	34,930	469,459
	Number of Shares	Value†
Micron Technology, Inc.	109,549	$3,624,976	*Ø
Montage Technology Group Ltd.	4,649	102,743	*
NVIDIA Corp.	38,933	760,751	Ø
NXP Semiconductor NV	17,100	1,174,086	*Ø
OmniVision Technologies, Inc.	1,000	26,780	*
Peregrine Semiconductor Corp.	85,000	1,056,550	*Ø
RF Micro Devices, Inc.	61,955	806,035	*Ø
SCREEN Holdings Co. Ltd.	272,000	1,438,398	Ø
SunEdison, Inc.	69,055	1,347,263	*Ø
TriQuint Semiconductor, Inc.	5,630	121,777	*Ø
		17,293,132
Software (2.6%)
Compuware Corp.	285,756	2,900,423	±Ø
Comverse, Inc.	61,938	1,350,248	*Ø
Concur Technologies, Inc.	54,485	6,991,515	*Ø
Covisint Corp.	57,544	166,303	*
Ebix, Inc.	2,000	29,500	Ø
Exact Holding NV	3,023	118,781
Nintendo Co. Ltd.	4,700	498,349	Ø
Nuance Communications, Inc.	273,018	4,212,668	*Ø
PTC, Inc.	144,550	5,514,583	*Ø
Shanda Games Ltd. ADR	14,368	92,889	*Ø
TIBCO Software, Inc.	395,294	9,238,021	*Ø
Verint Systems, Inc.	207,704	11,940,903	*£Ø
		43,054,183
	Number of Shares	Value†
Specialty Retail (1.1%)
ANN, Inc.	125,100	$4,802,589	*Ø
Dick's Sporting Goods, Inc.	24,000	1,088,880	Ø
Express, Inc.	11,965	179,116	*Ø
GNC Holdings, Inc. Class A	50,797	2,111,631	Ø
New York & Co., Inc.	9,309	30,441	*
Office Depot, Inc.	109,500	571,590	*Ø
Sanrio Co. Ltd.	29,000	830,047	Ø
Tiffany & Co.	39,639	3,810,101	£Ø
United Arrows Ltd.	62,100	2,288,840	Ø
Vitamin Shoppe, Inc.	44,568	2,091,576	*£
		17,804,811
Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc.	24,285	2,622,780	Ø
BlackBerry Ltd.	42,974	451,227	*£Ø
EMC Corp.	14,194	407,794
Quantum Corp.	21,144	27,064	*Ø
Ricoh Co. Ltd.	68,500	700,094	Ø
Western Digital Corp.	48,336	4,754,812	Ø
		8,963,771
Textiles, Apparel & Luxury Goods (0.5%)
PVH Corp.	27,875	3,187,506	Ø
Vera Bradley, Inc.	206,425	4,706,490	*£
		7,893,996
Thrifts & Mortgage Finance (0.2%)
Dime Community Bancshares, Inc.	17,656	278,082	£
Federal Home Loan Mortgage Corp.	42,631	87,820	*£
Federal National Mortgage Association	204,222	441,119	*
Franklin Financial Corp.	21,128	438,617	*Ø

See Notes to Schedule of Investments

17

	Number of Shares	Value†
Hudson City Bancorp, Inc.	220,620	$2,128,983	Ø
		3,374,621
Tobacco (0.1%)
Lorillard, Inc.	25,202	1,549,923	Ø
Trading Companies & Distributors (0.0%)
Mitsubishi Corp.	34,000	654,876	Ø
Transportation Infrastructure (0.3%)
Macquarie Infrastructure Co. LLC	67,128	4,809,050	Ø
Water Utilities (0.1%)
Cia de Saneamento Basico do Estado de Sao Paulo	175,000	1,369,406	Ø
Wireless Telecommunication Services (0.4%)
Leap Wireless International, Inc.	60,000	151,200	*fNØ
SoftBank Corp.	43,500	3,074,529	Ø
Sprint Corp.	18,933	112,273	*£
T-Mobile US, Inc.	121,375	3,542,936	*±£Ø
		6,880,938
Total Common Stocks (Cost $957,161,225)		966,107,319
Preferred Stocks (0.4%)
Automobiles (0.1%)
Volkswagen AG, 4.06%	4,597	979,612	Ø
Banks (0.2%)
National Bank of Greece SA, Ser. A, 9.00%	222,541	3,932,299	*Ø
Consumer Finance (0.1%)
Ally Financial, Inc., Ser. G, 7.00%	625	625,937	ñ
Real Estate Investment Trusts (0.0%)
Strategic Hotels & Resorts, Inc., Ser. B, 8.25%	5,145	131,197	£
	Number of Shares	Value†
Thrifts & Mortgage Finance (0.0%)
Federal Home Loan Mortgage Corp., Ser. V, 5.57%	11,077	$35,003	*£
Federal Home Loan Mortgage Corp., Ser. W, 5.66%	5,370	16,969	*£
Federal Home Loan Mortgage Corp., Ser. Z, 8.38%	70,341	298,949	*Øµ
		350,921
Total Preferred Stocks (Cost $6,341,650)		6,019,966
Exchange Traded Funds (0.7%)
iShares 20+ Year Treasury Bond ETF	43,800	5,223,150
PowerShares DB U.S. Dollar Index Bullish Fund	252,900	5,839,461	*Ø
Total Exchange Traded Funds (Cost $10,503,868)		11,062,611
	Number of Rights
Rights (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., due 12/31/49	5,000	377	*
Health Care Providers & Services (0.0%)
Community Health Systems, Inc., due 1/4/16	19,880	594	*£
Total Rights (Cost $438)		971
	Number of Warrants	Value†
Warrants (0.0%)
Diversified Financial Services (0.0%)
Nomad Holdings Ltd., due 4/10/17	1,025,486	$548,635	*Ø
Media (0.0%)
Tribune Media Co., due 12/31/32	1,877	125,759	*[f]
Metals & Mining (0.0%)
HudBay Minerals, Inc., due 7/20/18	1,360	953	*
Total Warrants (Cost $157,365)		675,347
	Principal Amount
Mortgage-Backed Securities (4.8%)
Collateralized Mortgage Obligations (1.2%)
Alternative Loan Trust, Ser. 2005-J2, Class 1A5, 0.65%, due 4/25/35	$3,185,301	2,860,320	µ
Banc of America Alternative Loan Trust, Ser. 2005-6, Class 2CB2, 6.00%, due 7/25/35	806,430	755,954
Bear Stearns Asset Backed Securities Trust, Ser. 2004-AC4, Class A1, 5.83%, due 8/25/34	403,878	414,663	[a]
CHL Mortgage Pass-Through Trust, Ser. 2005-19, Class 1A1, 5.50%, due 8/25/35	427,278	420,580

See Notes to Schedule of Investments

18

	Principal Amount	Value†
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Ser. 2005-7, Class 1A4, 5.50%, due 10/25/35	$331,919	$334,062
Citicorp Mortgage Securities, Inc., Ser. 2006-3, Class 1A10, 6.25%, due 6/25/36	3,389,201	3,546,494
Citicorp Mortgage Securities, Inc., Ser. 2006-3, Class 1A9, 5.75%, due 6/25/36	691,674	711,652
Citicorp Mortgage Securities, Inc., Ser. 2006-4, Class 1A2, 6.00%, due 8/25/36	933,330	954,627
Citicorp Mortgage Securities, Inc., Ser. 2007-8, Class 1A4, 6.00%, due 9/25/37	194,640	194,612
GSR Mortgage Loan Trust, Ser. 2005-AR6, Class 3A2, 2.64%, due 9/25/35	569,351	537,894	µ
JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A3A, 5.78%, due 12/25/36	802,425	738,012	[a]
JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A6, 5.71%, due 12/25/36	815,309	765,368	[a]
	Principal Amount	Value†
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 2.49%, due 7/25/35	$298,724	$301,319	µ
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 5A6, 2.59%, due 7/25/35	356,856	325,486	µ
MASTR Alternative Loans Trust, Ser. 2004-10, Class 4A1, 6.00%, due 9/25/19	140,474	145,129
PHH Mortgage Trust, Ser. 2008-CIM1, Class 21A2, 6.00%, due 5/25/38	217,718	223,723
RFMSI Trust, Ser. 2005-SA3, Class 1A, 2.72%, due 8/25/35	399,028	320,055	µ
Structured Asset Securities Corp. Trust, Ser. 2005-6, Class 2A1, 5.50%, due 5/25/35	276,433	284,892
WaMu Mortgage Pass-Through Certificates, Ser. 2004-S1, Class 1A11, 5.50%, due 3/25/34	209,133	220,329
Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-9, Class 1A12, 5.50%, due 10/25/35	1,318,712	1,324,930
	Principal Amount	Value†
Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR9, Class 3A2, 2.61%, due 6/25/34	$375,542	$363,272	µ
Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-13, Class A5, 6.00%, due 10/25/36	356,073	367,727
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-10, Class 2A5, 6.25%, due 7/25/37	1,247,009	1,257,035
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-12, Class A6, 5.50%, due 9/25/37	912,478	929,762
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-14, Class 1A1, 6.00%, due 10/25/37	999,945	1,013,472
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-16, Class 1A7, 6.00%, due 12/28/37	307,875	317,711
		19,629,080
Commercial Mortgage-Backed (3.6%)
BAMLL Commercial Mortgage Securities Trust, Ser. 2013-DSNY, Class F, 3.65%, due 9/15/26	4,200,000	4,218,686	ñØµ

See Notes to Schedule of Investments

19

	Principal Amount	Value†
BAMLL Commercial Mortgage Securities Trust, Ser. 2014-ICTS, Class E, 3.10%, due 6/15/28	$3,450,000	$3,432,829	ñµ
Boca Hotel Portfolio Trust, Ser. 2013-BOCA, Class E, 3.90%, due 8/15/26	700,000	700,874	ñØµ
COMM Mortgage Trust, Ser. 2014-PAT, Class E, 3.30%, due 8/13/27	1,700,000	1,683,372	ñµ
Commercial Mortgage Trust, Ser. 2007-GG11, Class AJ, 6.05%, due 12/10/49	5,940,000	6,209,670	Øµ
Credit Suisse Commercial Mortgage Trust, Ser. 2006-C4, Class AJ, 5.54%, due 9/15/39	3,500,000	3,531,861	µ
Credit Suisse First Boston Commercial Mortgage Trust, Ser. 2003-C3, Class H, 5.16%, due 5/15/38	382,254	382,269	ñµ
GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class G, 5.16%, due 7/10/45	3,000,000	3,021,720	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB15, Class AM, 5.86%, due 6/12/43	4,800,000	4,909,973	Øµ
	Principal Amount	Value†
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-LDP8, Class C, 5.55%, due 5/15/45	$1,200,000	$1,204,918	Øµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-JWRZ, Class E, 3.89%, due 4/15/30	4,330,000	4,338,734	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-FL5, Class D, 3.65%, due 7/15/31	1,150,000	1,154,730	ñµ
LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class AJ, 5.48%, due 2/15/40	2,500,000	2,602,200	Ø
LB-UBS Commercial Mortgage Trust, Ser. 2007-C7, Class AJ, 6.25%, due 9/15/45	4,000,000	4,230,816	Øµ
Morgan Stanley Capital I Trust, Ser. 2007-T25, Class AJ, 5.57%, due 11/12/49	7,725,000	7,924,475	Øµ
NorthStar, Ser. 2013-1A, Class B, 5.15%, due 8/25/29	500,000	512,500	ñØµ
PFP III Ltd., Ser. 2014-1, Class D, 4.25%, due 6/14/31	3,300,000	3,306,036	ñØµ
Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class AJ, 5.66%, due 4/15/47	4,450,000	4,621,881	Øµ
	Principal Amount	Value†
Wells Fargo Commercial Mortgage Trust, Ser. 2014-TISH, Class WTS2, 3.40%, due 2/15/27	$1,700,000	$1,698,256	ñØµ
		59,685,800
Total Mortgage-Backed Securities (Cost $79,235,019)		79,314,880
Asset-Backed Securities (2.6%)
AmeriCredit Automobile Receivables Trust, Ser. 2012-4, Class E, 3.82%, due 2/10/20	400,000	412,708	ñ
Ameri- Credit Automobile Receivables Trust, Ser. 2014-1, Class E, 3.58%, due 8/9/21	3,500,000	3,509,058
AmeriCredit Automobile Receivables Trust, Ser. 2014-2, Class E, 3.37%, due 11/8/21	3,500,000	3,491,611
Atlas Senior Loan Fund II Ltd., Ser. 2012-2A, Class D, 4.48%, due 1/30/24	2,200,000	2,152,275	ñµ
Babson CLO Ltd., Ser. 2006-2A, Class D, 1.63%, due 10/16/20	5,000,000	4,781,277	ñµ
Babson CLO Ltd., Ser. 2013-IA, Class D, 3.73%, due 4/20/25	1,450,000	1,367,684	ñµ
Callidus Debt Partners CLO Fund V Ltd., Ser. 5A, Class C, 1.68%, due 11/20/20	2,000,000	1,924,453	ñµ
See Notes to Schedule of Investments

20

	Principal Amount	Value†
CIFC Funding Ltd., Ser. 2006-1BA, Class B2L, 4.23%, due 12/22/20	$1,900,000	$1,843,235	ñµ
ColumbusNova CLO IV Ltd., Ser. 2007-2A, Class D, 4.73%, due 10/15/21	900,000	912,550	ñµ
Countrywide Asset-Backed Certificates, Ser. 2005-7, Class AF4, 4.87%, due 10/25/35	475,697	479,818	µ
Country wide Asset-Backed Certificates, Ser. 2005-15, Class 1AF6, 4.57%, due 4/25/36	1,100,608	1,116,888	µ
Exeter Automobile Receivables Trust, Ser. 2014-3A, Class C, 4.17%, due 6/15/20	300,000	300,020	ñ
Fairway Loan Funding Co., Ser. 2006-1A, Class B2L, 4.03%, due 10/17/18	200,000	198,646	ñµ
Gale Force 4 CLO Ltd., Ser. 2007-4A, Class E, 6.63%, due 8/20/21	1,300,000	1,298,048	µ
Golub Capital Partners CLO Ltd., Ser. 2011-10AR, Class DR, 4.08%, due 10/20/21	750,000	737,435	ñµ
Greens Creek Funding Ltd., Ser. 2007-1A, Class C, 2.48%, due 4/18/21	4,000,000	3,909,936	ñµ
	Principal Amount	Value†
Halcyon Loan Advisors Funding Ltd., Ser. 2012-2A, Class E, 5.63%, due 12/20/24	$300,000	$279,969	ñµ
JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class AF3, 5.43%, due 11/25/36	783,894	802,599	[a]
JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class AF6, 5.43%, due 11/25/36	877,114	884,737	[a]
LCM XI LP, Ser. 11A, Class D2, 4.18%, due 4/19/22	2,600,000	2,519,160	ñµ
Morgan Stanley ABS Capital I, Inc. Trust, Ser. 2006-HE3, Class A2C, 0.31%, due 4/25/36	1,708,114	1,664,687	µ
Structured Asset Securities Corp. Mortgage Loan Trust, Ser. 2005-4XS, Class 1A3, 5.00%, due 3/25/35	403,482	408,132	[a]
Symphony CLO XII Ltd., Ser. 2013-12A, Class D, 3.73%, due 10/15/25	750,000	704,903	ñµ
Venture IX CDO Ltd., Ser. 2007-9A, Class D, 4.38%, due 10/12/21	2,500,000	2,528,553	ñµ
Venture XIV CLO Ltd., Ser. 2013-14A, Class D, 3.99%, due 8/28/25	2,400,000	2,278,480	ñµ
	Principal Amount	Value†
Vitesse CLO Ltd., Ser. 2006-1A, Class B1L, 2.03%, due 8/17/20	$3,000,000	$2,947,439	ñµ
Total Asset-Backed Securities (Cost $43,409,843)		43,454,301
Corporate Debt Securities (4.0%)
Aerospace & Defense (0.1%)
Bombardier, Inc., 7.50%, due 3/15/18	645,000	715,950	ñØ
Trans Digm, Inc., 6.00%, due 7/15/22	330,000	333,712
		1,049,662
Auto Components (0.1%)
American Axle & Manufacturing, Inc., 5.13%, due 2/15/19	650,000	659,750	Ø
Gajah Tunggal Tbk PT, 7.75%, due 2/6/18	250,000	251,250	ñØ
Icahn Enterprises LP, 4.88%, due 3/15/19	725,000	737,687	Ø
Schaeffler Holding Finance BV, 6.88%, due 8/15/18	695,000	728,013	cñ
		2,376,700
Banks (0.2%)
Bancolombia SA, 5.13%, due 9/11/22	245,000	249,900	Ø
CIT Group, Inc., 5.25%, due 3/15/18	650,000	685,750	Ø
Citigroup, Inc., Ser. M, 6.30%, due 5/15/24	375,000	372,656	Øµ
ICICI Bank Ltd., 6.37%, due 4/30/22	350,000	361,830	Øµ
Industrial Senior Trust, 5.50%, due 11/1/22	245,000	243,163	ñØ

See Notes to Schedule of Investments

21

	Principal Amount	Value†
Lloyds Banking Group PLC, 7.50%, due 6/27/24	$500,000	$520,000	Øµ
VTB Bank OJSC Via VTB Capital SA, 6.95%, due 10/17/22	250,000	238,006	Ø
Wells Fargo & Co., Ser. S, 5.90%, due 6/15/24	350,000	359,835	Øµ
		3,031,140
Building Products (0.0%)
Associated Materials LLC, 9.13%, due 11/1/17	175,000	171,062	Ø
Building Materials Corp. of America, 5.38%, due 11/15/24	333,000	333,833	ñ
		504,895
Chemicals (0.0%)
Braskem Finance Ltd., 6.45%, due 2/3/24	250,000	265,187	Ø
Momentive Performance Materials, Inc., 10.00%, due 10/15/20	613,000	16,858	≠
Momentive Performance Materials, Inc., 4.69%, due 4/24/22	613,000	499,595	≠
		781,640
Communications Equipment (0.0%)
Avaya, Inc., 10.50%, due 3/1/21	445,000	389,931	£ñ
Construction & Engineering (0.0%)
Michael Baker Holdings LLC, 8.88%, due 4/15/19	304,000	300,960	cñØ
Consumer Finance (0.1%)
SLM Corp., 8.45%, due 6/15/18	700,000	800,800	Ø
	Principal Amount	Value†
Containers & Packaging (0.1%)
Ardagh Holdings USA, Inc., 3.23%, due 12/15/19	$325,000	$318,094	ñØµ
Sealed Air Corp., 8.13%, due 9/15/19	500,000	541,875	ñØ
		859,969
Diversified Consumer Services (0.0%)
Service Corp. International, 7.63%, due 10/1/18	575,000	644,000	Ø
Diversified Financial Services (0.2%)
Comcel Trust, 6.88%, due 2/6/24	270,000	288,900	ñØ
Corolla Trust, 0.00%, due 8/28/39	2,954,000	2,304,120	ñØµ
Enova International, Inc., 9.75%, due 6/1/21	450,000	456,750	£ñ
Lehman Brothers Holdings, Inc., 6.88%, due 5/2/18	1,000,000	152,500	≠Ø
Opal Acquisition, Inc., 8.88%, due 12/15/21	215,000	224,406	£ñ
		3,426,676
Diversified Telecommunication Services (0.3%)
Fairpoint Communications, Inc., 8.75%, due 8/15/19	1,115,000	1,176,325	ñØ
Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	2,750,000	2,756,875	Ø
Intelsat Luxembourg SA, 6.75%, due 6/1/18	575,000	595,125	Ø
Sprint Capital Corp., 8.75%, due 3/15/32	600,000	670,500	Ø
		5,198,825
	Principal Amount	Value†
Electric Utilities (0.1%)
Energy Future Intermediate Holding Co. LLC, 11.75%, due 3/1/22	$1,671,000	$1,988,490	≠ñØ
Energy Equipment & Services (0.0%)
CHC Helicopter SA, 9.25%, due 10/15/20	270,000	288,900	Ø
PHI, Inc., 5.25%, due 3/15/19	415,000	409,962
		698,862
Food Products (0.1%)
ESAL GmbH, 6.25%, due 2/5/23	250,000	255,000	ñØ
Minerva Luxembourg SA, 7.75%, due 1/31/23	240,000	250,800	ñØ
Premier Foods Finance PLC, 6.50%, due 3/15/21	400,000	574,894	ñØ
Virgolino de Oliveira Finance Ltd., 10.50%, due 1/28/18	400,000	98,000	ñØ
Virgolino de Oliveira Finance Ltd., 10.88%, due 1/13/20	200,000	121,940	ñØ
		1,300,634
Health Care Equipment & Supplies (0.1%)
Biomet, Inc., 6.50%, due 10/1/20	895,000	946,462	£
Health Care Providers & Services (0.3%)
21st Century Oncology, Inc., 8.88%, due 1/15/17	1,336,000	1,359,380
Community Health Systems, Inc., 5.13%, due 8/15/18	350,000	364,000	Ø
Community Health Systems, Inc., 6.88%, due 2/1/22	500,000	538,750	ñØ

See Notes to Schedule of Investments

22

	Principal Amount	Value†
HCA, Inc., 7.25%, due 9/15/20	$1,600,000	$1,696,000	Ø
HCA, Inc., 5.00%, due 3/15/24	715,000	737,351	Ø
Tenet Healthcare Corp., 8.13%, due 4/1/22	400,000	458,500	Ø
		5,153,981
Healthcare—Products (0.0%)
Kinetic Concepts, Inc., 10.50%, due 11/1/18	135,000	148,838
Hotels, Restaurants & Leisure (0.2%)
Caesars Entertainment Resort Properties LLC, 8.00%, due 10/1/20	753,000	730,410	ñØ
Isle of Capri Casinos, Inc., 7.75%, due 3/15/19	275,000	288,750
MGM Resorts International, 7.63%, due 1/15/17	725,000	791,156	Ø
MTR Gaming Group, Inc., 11.50%, due 8/1/19	749,000	822,028	Ø
Royal Caribbean Cruises Ltd., 7.25%, due 3/15/18	320,000	359,200	Ø
		2,991,544
Household Durables (0.1%)
KB Home, 7.50%, due 9/15/22	350,000	377,125	Ø
Lennar Corp., 6.95%, due 6/1/18	575,000	639,688	Ø
Standard Pacific Corp., 8.38%, due 5/15/18	460,000	532,450	Ø
		1,549,263
	Principal Amount	Value†
Household Products (0.1%)
Reynolds Group Issuer, Inc., 7.13%, due 4/15/19	$750,000	$779,063	Ø
Reynolds Group Issuer, Inc., 5.75%, due 10/15/20	525,000	546,000	Ø
		1,325,063
Independent Power & Renewable Electricity Producers (0.0%)
Calpine Corp., 5.75%, due 1/15/25	325,000	329,062	Ø
Insurance (0.3%)
Ambac Assurance Corp., 5.10%, due 6/7/20	3,299,000	3,793,850	≠ñØ
Liberty Mutual Group, Inc., 7.00%, due 3/15/37	550,000	572,000	ñØµ
Pearl Group Holdings No. 1 Ltd., 6.59%, due 4/25/16	153,000	238,488	Øµ
		4,604,338
Machinery (0.1%)
CNH Industrial Capital LLC, 3.63%, due 4/15/18	725,000	725,000	Ø
Navistar International Corp., 8.25%, due 11/1/21	275,000	282,700	Ø
SPX Corp., 6.88%, due 9/1/17	490,000	535,325	Ø
		1,543,025
Marine (0.1%)
Hapag-Lloyd AG, 9.75%, due 10/15/17	800,000	824,000	ñØ
Stena AB, 7.00%, due 2/1/24	280,000	279,300	ñ
		1,103,300
Media (0.2%)
Cenveo Corp., 11.50%, due 5/15/17	1,862,000	1,889,930	Ø
	Principal Amount	Value†
DISH DBS Corp., 5.88%, due 7/15/22	$650,000	$689,000	Ø
iHeart Communications, Inc., 10.00%, due 1/15/18	600,000	501,375	Ø
iHeart Communications, Inc., 9.00%, due 3/1/21	360,000	360,000	Ø
Media General Financing Sub, Inc., 5.88%, due 11/15/22	333,000	335,497	ñ
		3,775,802
Metals & Mining (0.2%)
AK Steel Corp., 8.75%, due 12/1/18	575,000	628,187	Ø
APERAM, 7.75%, due 4/1/18	650,000	672,750	ñØ
ArcelorMittal, 6.75%, due 2/25/22	725,000	804,823	Ø
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, due 10/15/17	500,000	526,250	Ø
Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/22	250,000	237,750	ñ
United States Steel Corp., 7.00%, due 2/1/18	600,000	661,500	Ø
Vedanta Resources PLC, 8.25%, due 6/7/21	500,000	545,000	ñØ
		4,076,260
Oil, Gas & Consumable Fuels (0.5%)
Alpha Natural Resources, Inc., 6.00%, due 6/1/19	600,000	300,000	Ø
Arch Coal, Inc., 8.00%, due 1/15/19	645,000	419,250	ñØ

See Notes to Schedule of Investments

23

	Principal Amount	Value†
Atlas Pipeline Partners LP, 5.88%, due 8/1/23	$345,000	$357,937	Ø
Chesapeake Energy Corp., 7.25%, due 12/15/18	550,000	630,438	Ø
CITGO Petroleum Corp., 6.25%, due 8/15/22	215,000	218,763	ñØ
EP Energy LLC, 6.88%, due 5/1/19	600,000	624,000	Ø
Kinder Morgan Finance Co. LLC, 6.00%, due 1/15/18	600,000	657,750	ñØ
Linn Energy LLC, 6.25%, due 11/1/19	500,000	460,000	Ø
Overseas Shipholding Group, Inc., 8.13%, due 3/30/18	1,565,000	1,576,737	≠Ø
Pacific Rubiales Energy Corp., 5.13%, due 3/28/23	400,000	383,000	ñØ
Regency Energy Partners LP, 8.38%, due 6/1/19	495,000	527,175	ñ
Tesoro Corp., 5.38%, due 10/1/22	625,000	643,750	Ø
Tesoro Logistics LP, 5.50%, due 10/15/19	275,000	282,563	ñ
The Williams Cos., Inc., 4.55%, due 6/24/24	470,000	460,274	Ø
		7,541,637
Paper & Forest Products (0.0%)
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, due 1/15/19	646,000	553,945
	Principal Amount	Value†
Pharmaceuticals (0.0%)
Valeant Pharmaceuticals International, Inc., 5.63%, due 12/1/21	$725,000	$717,750	ñØ
Real Estate Management & Development (0.0%)
TRI Pointe Holdings, Inc., 4.38%, due 6/15/19	280,000	278,600	ñØ
Retail (0.1%)
Petco Holdings, Inc., 8.50%, due 10/15/17	944,000	948,720	cñØ
Road & Rail (0.1%)
Avis Budget Car Rental LLC, 4.88%, due 11/15/17	345,000	355,781	Ø
The Hertz Corp., 6.75%, due 4/15/19	650,000	677,625	Ø
Ukraine Railways via Shortline PLC, 9.50%, due 5/21/18	250,000	180,050	ñØ
		1,213,456
Software (0.1%)
First Data Holdings, Inc., 14.50%, due 9/24/19	1,218,000	1,288,644	cñ
Wireless Telecommunication Services (0.2%)
Eileme 2 AB, 11.75%, due 1/31/20	400,000	577,076	Ø
Hughes Satellite Systems Corp., 7.63%, due 6/15/21	450,000	500,625	Ø
NII International Telecom SCA, 7.88%, due 8/15/19	1,040,000	665,600	≠ñØ
T-Mobile USA, Inc., 5.25%, due 9/1/18	650,000	674,375	Ø
	Principal Amount	Value†
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, due 2/2/21	$250,000	$254,375	ñ
		2,672,051
Total Corporate Debt Securities (Cost $67,322,326)		66,114,925
Bank Loan Obligationsµ (10.3%)
Advertising (0.7%)
Affinion Group, Inc., 1st Lien Term Loan B, 6.75%, due 4/30/18	3,256,825	3,148,274
Authentic Brands, 1st Lien Term Loan, 5.50%, due 5/22/21	1,990,000	1,975,075
Catalina Marketing Corp., 1st Lien Term Loan, 4.50%, due 4/2/21	679,298	661,045
CBS Outdoor Americas Capital LLC, 3.00%, due 1/31/21	750,000	736,125	Ø
Extreme Reach, Inc., 1st Lien Term Loan, 6.75%, due 12/31/25	1,003,437	1,003,437
Extreme Reach, Inc., 2nd Lien Term Loan, 10.50%, due 12/31/25	1,593,000	1,593,000
VFH Parent LLC, 1st Lien Term Loan, 5.75%, due 11/5/19	2,731,351	2,731,351
		11,848,307
Aerospace & Defense (0.1%)
The SI Organization, Inc., 1st Lien Term Loan, 5.75%, due 10/24/19	1,433,623	1,431,387	Ø

See Notes to Schedule of Investments

24

	Principal Amount	Value†
The SI Organization, Inc., Delayed Draw 1st Lien Term Loan, due 11/23/19	$190,108	$189,811	Ø††
		1,621,198
Auto Components (0.1%)
TI Group Automotive Systems LLC, 4.25%, due 7/2/21	498,750	493,763
Visteon Corp., Initial Term Loan, 3.50%, due 4/9/21	598,500	589,522	Ø
		1,083,285
Building Materials (0.0%)
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, due 9/18/20	719,282	711,729	Ø
Chemicals (0.1%)
Arizona Chemicals Ltd., 1st Lien Term Loan, 4.50%, due 6/9/21	710,490	709,048	Ø
Axalta Coating Systems US Holdings, Inc., 4.00%, due 2/1/20	713,967	701,923	Ø
		1,410,971
Commercial Services & Supplies (0.8%)
Aramark Services, Inc., 1st Lien Term Loan F, 3.25%, due 2/21/21	746,873	735,439	Ø
CA Acquisition Holdings, Inc., 6.00%, due 8/17/19	382,687	383,483
Indiana Toll Road Concession Co. LLC, Term Loan, due 6/30/14	2,322,432	1,730,212	Ø
	Principal Amount	Value†
Indiana Toll Road Concession Co. LLC, Term Loan A, due 6/28/15	$6,178,342	$4,595,142	^^≠
Indiana Toll Road Concession Co. LLC, Term Loan B, due 6/28/15	285,664	212,462	^^≠
Indiana Toll Road Concession Co. LLC, Term Loan C, due 6/28/15	872,515	648,933	^^≠
Insight Global, Inc., 5.25%, due 12/31/19	494,962	493,725
iQor US, Inc., 2nd Lien Term Loan, 9.75%, due 2/18/22	293,667	256,224	Ø
Millennium Laboratories LLC, 5.25%, due 3/28/21	415,958	415,700
PHS Group PLC, 1st Lien Term Loan B, due 8/2/15	347,000	385,331	^^
PHS Group PLC, 1st Lien Term Loan C, due 7/4/16	347,000	388,106	^^
Sedgwick, Inc., 2nd Lien Term Loan, 6.75%, due 2/11/22	1,252,000	1,214,440	Ø
The Brickman Group Ltd. LLC, 2nd Lien Term Loan, 7.50%, due 12/17/21	1,788,000	1,756,156	Ø
		13,215,353
Computers & Peripherals (0.0%)
Peak 10, Inc., 2nd Lien Term Loan, 8.25%, due 6/10/22	655,000	645,994
		Principal Amount	Value†
Diversified Financial Services (0.5%)
4 Technologies, Inc., Term Loan B, 5.50%, due 4/3/20	L	$1,824,000	$1,811,469	Ø
Connolly Corp., 1st Lien Term Loan, 5.00%, due 5/9/21		1,361,588	1,353,078	Ø
Environmental Resources Management, 1st Lien Term Loan, due 5/9/21		2,881,000	2,826,981	^^
Twin River Management Group, Inc., 1st Lien Term Loan, 5.25%, due 4/10/20		1,380,540	1,373,637	Ø
			7,365,165
Diversified Telecommunication Services (0.4%)
Fairpoint Communications, Inc., Term Loan B, 7.50%, due 2/14/19		2,890,064	2,909,948	Ø
Global Telcom Link Corp., 2nd Lien Term Loan, 9.00%, due 5/21/20		2,825,000	2,799,095	Ø
Level 3 Communications, Inc., Term Loan, due 1/31/22		200,000	200,812
			5,909,855
Electric Utilities (0.4%)
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, due 10/10/17		2,380,000	1,730,593	^^≠Ø
Texas Competitive Electric Holdings Co., DIP Term Loan, due 5/5/16		235,901	237,081	≠Ø

See Notes to Schedule of Investments

25

	Principal Amount	Value†
Texas Competitive Electric Holdings Co., Term Loan, due 6/6/16	$4,680,000	$4,668,300	≠Ø
		6,635,974
Electrical Components & Equipment (0.0%)
Pelican Products, Inc., 2nd Lien Term Loan, 9.25%, due 4/8/21	670,000	663,300
Food Products (0.3%)
Albertson's Holdings LLC, Term Loan B3, 4.00%, due 8/8/19	1,708,000	1,703,115	Ø
Del Monte Corp., 2nd Lien Term Loan, 8.25%, due 7/26/21	1,917,000	1,706,130	Ø
Ferrara Candy Co., 7.50%, due 6/8/17	1,885,533	1,800,684
H.J. Heinz Holding Corp., 3.25%, due 6/7/19	5	5
Shearer's Foods LLC, Term Loan, 7.75%, due 6/19/22	208,000	203,840	Ø
		5,413,774
Health Care Equipment & Supplies (0.1%)
Carestream Health, Inc., 2nd Lien Term Loan, 9.50%, due 12/5/19	1,063,099	1,052,734	Ø
Hologic, Inc., Refinanced Term Loan, 3.25%, due 8/1/19	745,103	740,633
US Renal Care, Inc., 1st Lien Term Loan, 4.25%, due 7/3/19	497,487	493,756	Ø
		2,287,123
	Principal Amount	Value†
Health Care Providers & Services (0.4%)
Correct Care Solutions LLC, 1st Lien Term Loan, 5.00%, due 7/22/21	$494,000	$485,355	Ø
CRC Health Corp., Term Loan, 9.00%, due 9/28/21	808,000	825,170	Ø
Genesis HealthCare DE LLC, Term Loan, 10.00%, due 10/2/17	173,926	179,144	Ø
Gentiva Health Services, Inc., Term Loan B, 6.50%, due 10/16/19	2,481,250	2,483,309	Ø
HCA, Inc., Term Loan B5, 2.90%, due 3/31/17	1,175,000	1,170,230
MPH Acquisition Holdings LLC, Initial Term Loan, 4.00%, due 3/31/21	715,718	703,959
		5,847,167
Healthcare—Products (0.0%)
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, due 6/30/21	448,875	443,937
Hotels, Restaurants & Leisure (1.5%)
Amaya BV, 1st Lien Term Loan, 5.00%, due 7/29/21	3,035,000	3,009,081	Ø
Amaya BV, 2nd Lien Term Loan, 8.00%, due 7/29/22	1,777,000	1,793,295	^^Ø
AMF Bowling Centers, Inc., Term Loan B, 7.25%, due 8/12/21	1,205,000	1,192,950
	Principal Amount	Value†
Aristocrat Leisure, Term Loan B, due 9/29/21	$4,851,000	$4,813,114
Caesars Entertainment Corp., 1st Lien Term Loan, 7.00%, due 10/9/20	1,488,750	1,417,692
Caesars Entertainment Operating Co., Inc., Term Loan B, 9.75%, due 3/1/17	3,628,905	3,347,665	Ø
Caesars Growth Properties Holdings LLC, 1st Lien Term Loan, 6.25%, due 4/9/21	248,378	234,096
ClubCorp Club Operations, Inc., Term Loan B, 4.50%, due 7/24/20	500,000	494,790	Ø
Diamond Resorts Corp., Term Loan, 5.50%, due 4/23/21	495,758	494,518
Fitness International LLC, 1st Lien Term Loan B, 5.50%, due 6/10/20	1,843,380	1,826,863	Ø
Harrah's Entertainment, Inc., Term Loan B5, 5.19%, due 1/28/18	1,835,830	1,635,266	Ø
Harrah's Entertainment, Inc., Term Loan B6, 6.99%, due 1/28/18	1,039,804	930,521	Ø
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, due 9/23/20	674,912	667,826

See Notes to Schedule of Investments

26

	Principal Amount	Value†
Mohegan Tribal Gaming Authority, 1st Lien Term Loan B, 5.50%, due 11/19/19	$1,468,900	$1,424,833
Scientific Games International, Inc., Initial Term Loan, 4.25%, due 10/18/20	497,494	486,454
SeaWorld Parks & Entertainment, Inc., Term Loan B2, 3.00%, due 5/14/20	487,419	466,401	Ø
		24,235,365
Household Products (0.2%)
Huish Detergent, Inc., 1st Lien Term Loan, 5.50%, due 3/23/20	2,030,556	1,827,500	^^Ø
KIK Custom Products, Inc., 1st Lien Term Loan, 5.50%, due 4/29/19	496,238	492,268
Prestige Brands, Inc., Term Loan, 4.50%, due 4/28/21	550,000	550,170
		2,869,938
Independent Power & Renewable Electricity Producers (0.1%)
NRG Energy, Inc., 4.50%, due 2/4/21	1,990,000	1,897,963
Insurance (0.5%)
Asurion LLC, 1st Lien Term Loan, 5.00%, due 12/31/20	861,312	861,553
Asurion LLC, 2nd Lien Term Loan, 8.50%, due 2/19/21	5,232,000	5,311,788	^^Ø
Cunningham	1,000,000	1,000,000	Ø
Lindsey U.S., Inc., 2nd Initial Loan, 9.25%, due 6/10/20
	Principal Amount	Value†
York Risk Services Group, Inc., Delayed Draw Term Loan, due 10/1/21	$61,854	$61,429	††
York Risk Services Group, Inc., Term Loan, 4.75%, due 9/18/21	572,146	568,216
		7,802,986
Internet Software & Services (0.4%)
Answers Corp., Term Loan, 6.25%, due 10/3/21	649,000	626,285
Manwin Licensing International, Term Loan, 14.00%, due 10/4/18	1,385,179	1,501,188	^^N
ProQuest LLC, Term Loan B, due 9/23/21	2,321,000	2,318,818	^^
The Active Network, Inc., Term Loan, 5.50%, due 11/15/20	457,695	452,926	Ø
Travelclick, 1st Lien Term Loan, 5.50%, due 5/8/21	460,874	455,113	Ø
Travelport LLC, Term Loan B, 6.00%, due 8/15/21	1,832,000	1,829,710	Ø
		7,184,040
Machinery (0.1%)
Husky Injection Molding Systems Ltd., 1st Lien Term Loan, 4.25%, due 6/30/21	747,148	734,387	Ø
Milacron LLC, Term Loan B, 4.00%, due 3/28/20	597,000	581,329
		1,315,716
	Principal Amount	Value†
Media (1.1%)
Charter Communications Operating LLC, Term Loan F, 3.00%, due 1/31/21	$748,106	$734,782	Ø
Endemol, 1st Lien Term Loan, 6.75%, due 8/6/21	1,519,000	1,474,691	Ø
IMG Worldwide, Inc., 1st Lien Term Loan, 5.25%, due 3/19/21	2,329,163	2,288,984	Ø
IMG Worldwide, Inc., 2nd Lien Term Loan, 8.25%, due 3/21/22	1,262,000	1,230,450	Ø
NEP/NCP Holdco, Inc., 4.25%, due 1/22/20	2,519,685	2,456,693
Orion Cable GmbH, Senior Lien Term Loan, due 12/31/14	295,959	363,000	^^
Orion Cable GmbH, Senior Lien Term Loan, 7.91%, due 12/31/14	3,037,725	3,725,832	^^
Rentpath, Inc., Term Loan, 6.25%, due 5/29/20	1,982,437	1,977,481
Springer Science+Business Media GmbH, 5.00%, due 8/15/20	2,231,263	2,211,740
Thomson Learning, 1st Lien Term Loan, 7.00%, due 3/6/21	2,142,741	2,143,813	Ø
		18,607,466
Metals & Mining (0.0%)
FMG Resources August 2006 Pty Ltd., Term Loan B, 3.75%, due 6/30/19	746,858	727,932	Ø

See Notes to Schedule of Investments

27

	Principal Amount	Value†
Miscellaneous Manufacturing (0.1%)
Filtration Group, Inc., 2nd Lien Term Loan, 8.25%, due 11/15/21	$400,000	$398,000	Ø
Gates Global LLC, 4.25%, due 6/12/21	725,000	715,937	Ø
		1,113,937
Multiline Retail (0.1%)
JC Penny Co., Inc., 1st Lien Term Loan, 5.00%, due 6/13/19	973,560	950,847	Ø
Oil & Gas Services (0.2%)
Brand Energy, Inc., 1st Lien Term Loan B, 4.75%, due 11/20/20	1,336	1,327
Expro Oilfield Services PLC, Term Loan B, 5.75%, due 8/12/21	1,797,000	1,758,059	Ø
Preferred Proppants LLC, Term Loan B, 6.75%, due 8/12/20	1,022,000	970,900
Stallion Oilfield Holdings, Inc., Term Loan, 8.00%, due 6/3/18	143,723	137,256	Ø
		2,867,542
Oil, Gas & Consumable Fuels (0.1%)
Bowie Resources Holdings LLC, 2nd Lien Term Loan, 11.75%, due 12/31/20	35,100	35,276
Energy Transfer Equity LP, Term Loan, 3.25%, due 12/2/19	750,000	734,197	Ø
	Principal Amount	Value†
Fieldwood Energy LLC, 1st Lien Term Loan, 3.88%, due 9/28/18	$596,987	$583,107	Ø
		1,352,580
Packaging & Containers (0.2%)
Ardagh Holdings USA, Inc., 1st Lien Term Loan B, 4.00%, due 12/17/19	497,500	492,112	Ø
Berlin Packaging LLC, 1st Lien Term Loan, 4.50%, due 9/24/21	434,000	431,288
Beverage Packaging Holdings SA, 4.00%, due 12/1/18	1,739	1,728
Goodpack Ltd., 1st Lien Term Loan, due 8/5/21	957,000	949,823	Ø
Goodpack Ltd., 2nd Lien Term Loan, 8.00%, due 8/5/22	1,053,000	1,049,051	Ø
		2,924,002
Paper & Forest Products (0.0%)
NewPage Corp., 1st Lien Term Loan, 9.50%, due 2/5/21	494,000	478,686	Ø
Personal Products (0.1%)
Vogue International LLC, Term Loan, 5.25%, due 2/7/20	940,275	940,275
Pharmaceuticals (0.2%)
Amneal Pharmaceuticals LLC, Term Loan B, 4.75%, due 10/30/20	340,142	336,741	Ø
Atrium Innovations, Inc., 1st Lien Term Loan, 4.25%, due 1/29/21	1,760,898	1,659,646	Ø
	Principal Amount	Value†
Packaging Coordinators, Inc. Term Loan, 5.25%, due 8/12/21	$1,838,000	$1,824,215	Ø
		3,820,602
Real Estate Management & Development (0.2%)
DTZ US Borrower LLC, 1st Lien Term Loan, due 10/28/21	1,034,627	1,033,768	^^
DTZ US Borrower LLC, Delayed Draw Term Loan B, due 10/28/22	616,373	615,862	^^
Realogy Group LLC, New Term Loan B, 3.75%, due 3/5/20	748,116	741,569
		2,391,199
Software (0.7%)
Ascend Learning LLC, 2nd Lien Term Loan, 9.50%, due 11/28/20	2,000,000	1,990,000	Ø
Ascend Learning LLC, Term Loan B, 6.00%, due 12/31/20	1,162,218	1,163,670
First Data Corp., Extended Term Loan, 4.15%, due 3/24/21	500,000	496,565	Ø
First Data Corp., Term Loan C1, 3.65%, due 3/24/18	250,000	247,500
Novell, Inc., 2nd Lien Term Loan, 11.00%, due 10/31/18	2,626,000	2,662,107	Ø
P2 Energy Solutions, Inc., 2nd Lien Term Loan, 9.00%, due 4/30/21	605,000	598,950	Ø

See Notes to Schedule of Investments

28

	Principal Amount	Value†
Progres- sive Solutions, Inc., 1st Lien Term Loan, 5.50%, due 10/16/20	$1,413,519	$1,404,685
Progressive Solutions, Inc., 2nd Lien Term Loan, 9.50%, due 10/22/21	2,073,000	2,031,540	Ø
Renaissance Learning, Inc., 2nd Lien Term Loan, 8.00%, due 4/1/22	427,000	415,258	Ø
Team Viewer US LCC, 1st Lien Term Loan, 6.00%, due 12/11/20	937,000	915,524	Ø
		11,925,799
Specialty Retail (0.2%)
National Vision, Inc., 2nd Lien Term Loan, 6.75%, due 7/1/18	302,930	286,648	Ø
Payless, Inc., 1st Lien Term Loan, 5.00%, due 3/5/21	1,523,345	1,470,668
Payless, Inc., 2nd Lien Term Loan, 8.50%, due 3/4/22	766,000	726,742	Ø
		2,484,058
Steel—Specialty (0.0%)
Signode Industrial Group US, Inc., 1st Lien Term Loan, 4.00%, due 4/8/21	644,444	631,962
Technology Hardware, Storage & Peripherals (0.1%)
Eastman Kodak Co., Term Loan, 7.25%, due 7/31/19	1,981,200	1,982,844
	Principal Amount	Value†
Telecommunications (0.3%)
Converge One Holdings Corp., 1st Lien Term Loan, 6.00%, due 6/16/20	$2,493,750	$2,471,929
NTELOS, Inc., Term Loan B, 5.75%, due 11/9/19	2,782,802	2,778,155	Ø
		5,250,084
Wireless Telecommunication Services (0.0%)
SBA Senior Finance II LLC, Term Loan B-1A, 3.25%, due 3/24/21	748,125	734,434	Ø
Total Bank Loan Obligations (Cost $171,856,658)		169,593,389
Municipal Notes (1.0%)
Puerto Rico (1.0%)
Puerto Rico Commonwealth Development Bank Senior Notes, Ser. B-1A, 7.75%, due 6/30/15	6,015,000	6,013,917
Puerto Rico Commonwealth GO Bonds, Ser. A, 8.00%, due 7/1/35	12,361,000	10,785,714	Ø
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement, Ser. B, 6.00%, due 7/1/39	315,000	232,174	Ø
Total Municipal Notes (Cost $17,509,972)		17,031,805
	Number of Contracts
Purchased Options (0.4%)
Call Options (0.1%)
AMC Networks, Inc., Call, Dec 2014 @ 65	111	12,765	±
	Number of Contracts	Value†
Applied Materials, Inc., Call, Jan 2015 @ 21	265	$52,735
Applied Materials, Inc., Call, Apr 2015 @ 20	3,843	1,210,545
Applied Materials, Inc., Call, Apr 2015 @ 21	338	85,852
Applied Materials, Inc., Call, Apr 2015 @ 23	336	52,080
AstraZeneca PLC, Call, Jan 2015 @ 80	315	43,785	±
AT&T, Inc., Call, Jun 2015 @ 46	1,342	2,684	±f
AT&T, Inc., Call, Jun 2015 @ 47	4,610	9,220	±
BGC Partners, Inc., Call, Nov 2014 @ 10	724	—	[f]
CME Group, Inc., Call, Nov 2014 @ 85	53	4,611
Conn's, Inc., Call, Nov 2014 @ 34	32	2,240
Conn's, Inc., Call, Nov 2014 @ 37	116	580	[f]
Digital River, Inc., Call, Dec 2014 @ 27	85	425
Dollar Tree, Inc., Call, Jan 2015 @ 70	22	220
Joy Global, Inc., Call, Jan 2015 @ 65	30	390
Nuance Communications, Inc., Call, Jan 2015 @ 18	101	3,535
Office Depot, Inc., Call, Jan 2015 @ 7	210	—	[f]
Perrigo Co. PLC, Call, Nov 2014 @ 160	39	21,060
Rite Aid Corp., Call, Nov 2014 @ 5.5	178	2,492
S&P 500 Index, Call, Nov 2014 @ 1910	23	247,595	±

See Notes to Schedule of Investments

29

	Number of Contracts	Value†
Salix Pharmaceuticals Ltd., Call, Nov 2014 @ 150	84	$43,680	±
Smith & Nephew PLC, Call, Dec 2014 @ 40	12	—	±f
Vodafone Group PLC, Call, Apr 2015 @ 38	409	12,270
		1,808,764
Put Options (0.3%)
Actavis PLC, Put, Dec 2014 @ 235	56	38,080
Actavis PLC, Put, Dec 2014 @ 240	59	52,510
Actavis PLC, Put, Jan 2015 @ 215	16	6,016
Allergan, Inc., Put, Nov 2014 @ 165	21	210	±
Allergan, Inc., Put, Nov 2014 @ 170	64	6,912	±
Allergan, Inc., Put, Nov 2014 @ 175	21	2,415	±
Allergan, Inc., Put, Jan 2015 @ 175	81	52,650	±
American Airlines Group, Inc., Put, Dec 2014 @ 38	127	15,240	±
Annaly Capital Management, Inc., Put, Jan 2015 @ 8	52	156
ARIAD Pharmaceuticals, Inc., Put, Nov 2014 @ 6	166	7,470
AT&T, Inc., Put, Jun 2015 @ 30	2,165	142,890	±
AT&T, Inc., Put, Jun 2015 @ 33	4,414	635,616	±
Athlon Energy, Inc., Put, Nov 2014 @ 55	41	615
Auxilium Pharmaceuticals, Inc., Put, Jan 2015 @ 25	87	2,610
	Number of Contracts	Value†
B/E Aerospace, Inc., Put, Jan 2015 @ 85	111	$130,980
B/E Aerospace, Inc., Put, Jan 2015 @ 95	37	76,220
Bally Technologies, Inc., Put, Jan 2015 @ 75	13	2,288
Burger King Worldwide, Inc., Put, Jan 2015 @ 40	178	167,320
Chiquita Brands International, Inc., Put, Nov 2014 @ 12	78	390	[f]
CME Group, Inc., Put, Nov 2014 @ 82.5	54	6,534
Comcast Corp., Put, Apr 2015 @ 50	213	30,672
Compuware Corp., Put, Nov 2014 @ 9	746	—	±f
Compuware Corp., Put, Feb 2015 @ 10	214	2,140	±
Covidien PLC, Put, Dec 2014 @ 70	106	4,770	±
Covidien PLC, Put, Jan 2015 @ 90	196	113,680	±
Digital River, Inc., Put, Dec 2014 @ 24	46	1,380	[f]
DIRECTV, Put, Jun 2015 @ 85	182	74,620
eBay, Inc., Put, Nov 2014 @ 49	43	860	±
eBay, Inc., Put, Dec 2014 @ 45	106	1,802	±
EMC Corp., Put, Jan 2015 @ 28	164	14,596
Endo International PLC, Put, Nov 2014 @ 55	21	105	[f]
Express, Inc., Put, Jan 2015 @ 15	130	23,400
Family Dollar Stores, Inc., Put, Jan 2015 @ 75	82	2,050
	Number of Contracts	Value†
Globalstar, Inc., Put, Apr 2015 @ 3	2,291	$240,555	±
Groupon, Inc., Put, Nov 2014 @ 5.5	291	582	±
International Game Technology, Put, Jan 2015 @ 16	73	4,380	±
iShares Russell 2000 ETF, Put, Nov 2014 @ 105	55	770	±
iShares Russell 2000 ETF, Put, Nov 2014 @ 107	111	1,998	±
iShares Russell 2000 ETF, Put, Nov 2014 @ 109.5	55	1,925	±
iShares Russell 2000 ETF, Put, Nov 2014 @ 111	83	4,482	±
iShares Russell 2000 ETF, Put, Nov 2014 @ 111.5	7	413	±
iShares Russell 2000 ETF, Put, Mar 2015 @ 105	1,325	336,550	±
Isle of Capri Casinos, Inc., Put, Jan 2015 @ 8	113	11,865
JetBlue Airways Corp., Put, Jan 2015 @ 10	436	15,260
Juniper Networks, Inc., Put, Nov 2014 @ 19	178	712
Juniper Networks, Inc., Put, Nov 2014 @ 20	89	1,246
Juniper Networks, Inc., Put, Dec 2014 @ 20	49	1,911
Lorillard, Inc., Put, Mar 2015 @ 57.5	171	25,650
M&T Bank Corp., Put, Jan 2015 @ 125	25	15,500
M&T Bank Corp., Put, Jan 2015 @ 130	54	46,980

See Notes to Schedule of Investments

30

	Number of Contracts	Value†
M&T Bank Corp., Put, Jan 2015 @ 135	28	$37,520
Mead Johnson Nutrition Co., Put, Dec 2014 @ 90	31	3,627	±
Medtronic, Inc., Put, Jan 2015 @ 60	66	3,300
Multimedia Games Holding Co., Inc., Put, Jan 2015 @ 30	101	2,020
Nuance Communications, Inc., Put, Nov 2014 @ 14	172	860
Office Depot, Inc., Put, Nov 2014 @ 5	1,095	16,425
Rackspace Hosting, Inc., Put, Jan 2015 @ 30	97	3,880
Riverbed Technology, Inc., Put, Dec 2014 @ 18	203	3,451
Rockwood Holdings, Inc., Put, Nov 2014 @ 70	164	80,360	[f]
Ruti-Sweetwater, Inc., Put, Nov 2014 @ 1100	8	2,600
Ruti-Sweetwater, Inc., Put, Nov 2014 @ 1120	10	6,000
Ruti-Sweetwater, Inc., Put, Dec 2014 @ 1140	7	14,140
Ruti-Sweetwater, Inc., Put, Dec 2014 @ 1150	3	6,882
Salix Pharmaceuticals Ltd., Put, Nov 2014 @ 135	24	9,240	±
Shire PLC, Put, Jan 2015 @ 175	34	11,560
Shire PLC, Put, Apr 2015 @ 220	65	187,850
Southside Bancshares, Inc., Put, Jan 2015 @ 40	52	41,080
SPDR S&P 500 ETF Trust, Put, Nov 2014 @ 185	55	935	±
	Number of Contracts	Value†
SPDR S&P 500 ETF Trust, Put, Nov 2014 @ 190	110	$3,850	±
SPDR S&P 500 ETF Trust, Put, Nov 2014 @ 192	10	470	±
SPDR S&P 500 ETF Trust, Put, Nov 2014 @ 196	13	1,170	±
SPDR S&P 500 ETF Trust, Put, Nov 2014 @ 200	9	1,638	±
SPDR S&P 500 ETF Trust, Put, Dec 2014 @ 190	5,000	830,000	±
SPDR S&P 500 ETF Trust, Put, Dec 2014 @ 193	18	3,258	±
SPDR S&P 500 ETF Trust, Put, Dec 2014 @ 198	14	4,172	±
SPDR S&P 500 ETF Trust, Put, Feb 2015 @ 190	2,000	672,000	±
SPDR S&P 500 ETF Trust, Put, Mar 2015 @ 181	708	205,320	±
Sprint Corp., Put, Jan 2015 @ 5	409	4,908
Star Buffet, Inc., Put, Dec 2014 @ 25	222	8,880	±f
Talisman Energy, Inc., Put, Apr 2015 @ 8	245	51,450
Tesla Motors, Inc., Put, Jan 2015 @ 190	9	3,960
Tesla Motors, Inc., Put, Mar 2015 @ 190	10	8,550
TIBCO Software, Inc., Put, Jan 2015 @ 21	284	12,780
Tim Hortons, Inc., Put, Jan 2015 @ 70	102	4,998
Time Warner Cable, Inc., Put, Jan 2015 @ 140	113	64,410
T-Mobile US, Inc., Put, Feb 2015 @ 27	319	14,674	±
TriQuint Semiconductor, Inc., Put, Nov 2014 @ 18	88	440
Weight Watchers International, Inc., Put, Jan 2015 @ 15	139	3,197
	Number of Contracts	Value†
Weight Watchers International, Inc., Put, Jan 2015 @ 16	14	$280
		4,660,111
Total Purchased Options (Cost $9,259,660)		6,468,875
	Number of Shares
Short-Term Investment (17.7%)
Money Market Fund (17.7%)
Dreyfus Treasury Prime Cash Management (Cost $290,553,880)	290,553,885	290,553,880	Ø
Total Long Positions (100.7%) (Cost $1,653,311,904)		1,656,398,269	##
Cash, receivable and other assets, less liabilities (21.5%)		354,425,988	±Ø†††
Short Positions (see summary below) ((22.2)%)		(365,511,610)
Total Net Assets (100.0%)		$1,645,312,647
Short Positions ((22.2)%)
Common Stocks Sold Short (11.0%)£ØØ
Aerospace & Defense (0.1%)
Esterline Technologies Corp.	(19,700)	(2,307,067	)*
Airlines (0.0%)
American Airlines Group, Inc.	(1,204)	(49,785)
Automobiles (0.3%)
General Motors Co.	(27,733)	(870,816)
Honda Motor Co. Ltd.	(31,700)	(981,832)
Nissan Motor Co. Ltd.	(244,000)	(2,167,706)
Tesla Motors, Inc.	(827)	(199,886	)*
Toyota Motor Corp.	(20,800)	(1,203,280)
		(5,423,520)

See Notes to Schedule of Investments

31

	Number of Shares	Value†
Banks (0.4%)
Bank of the Ozarks, Inc.	(2,532)	$(89,228)
BB&T Corp.	(37,218)	(1,409,818)
M&T Bank Corp.	(5,174)	(632,159)
Southside Bancshares, Inc.	(60,319)	(2,025,512)
Towne Bank	(29,579)	(448,418)
Valley National Bancorp	(156,393)	(1,560,802)
		(6,165,937)
Beverages (0.0%)
Dr. Pepper Snapple Group, Inc.	(10,100)	(699,425)
Biotechnology (0.0%)
Gilead Sciences, Inc.	(7,064)	(791,168)*
Capital Markets (0.5%)
LPL Financial Holdings, Inc.	(19,900)	(823,661)
Prospect Capital Corp.	(89,082)	(853,406)
RCS Capital Corp. Class A	(49,125)	(806,141)
T. Rowe Price Group, Inc.	(32,800)	(2,692,552)
The Goldman Sachs Group, Inc.	(13,950)	(2,650,360)
		(7,826,120)
Chemicals (0.8%)
Air Products & Chemicals, Inc.	(1,127)	(151,762)
Albemarle Corp.	(33,384)	(1,948,958)
Celanese Corp. Series A	(20,750)	(1,218,647)
Ecolab, Inc.	(7,400)	(823,102)
Kaneka Corp.	(171,000)	(921,033)
Kuraray Co. Ltd.	(40,600)	(461,935)
Methanex Corp.	(14,200)	(842,628)
Platform Specialty Products Corp.	(5,062)	(131,612)*
	Number of Shares	Value†
Praxair, Inc.	(26,100)	$(3,288,339)
The Dow Chemical Co.	(62,550)	(3,089,970)
Toray Industries, Inc.	(142,000)	(933,856)
		(13,811,842)
Commercial Services & Supplies (0.1%)
Clean Harbors, Inc.	(32,300)	(1,603,049)*
The Brink's Co.	(1,941)	(40,761)
		(1,643,810)
Communications Equipment (0.0%)
QUALCOMM, Inc.	(3,834)	(301,008)
Construction & Engineering (0.0%)
Pike Corp.	(25,340)	(302,559)*
Diversified Consumer Services (0.0%)
Weight Watchers International, Inc.	(18,552)	(483,280)*
Diversified Financial Services (0.0%)
CME Group, Inc.	(5,300)	(444,193)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	(86,027)	(2,997,181)
BCE, Inc.	(15,446)	(685,925)
Consolidated Communications Holdings, Inc.	(25,389)	(657,575)
Level 3 Communications, Inc.	(171,172)	(8,029,679)*
Telecom Italia SpA	(2,907,961)	(3,288,810)*
Verizon Communications, Inc.	(27,346)	(1,374,137)
		(17,033,307)
Electrical Equipment (0.2%)
Emerson Electric Co.	(40,100)	(2,568,806)
Electronic Equipment, Instruments & Components (0.2%)
Hirose Electric Co. Ltd.	(4,400)	(529,214)
Japan Display, Inc.	(89,900)	(254,513)*
Kyocera Corp.	(16,400)	(736,595)
Ryosan Co. Ltd.	(6,600)	(136,554)
	Number of Shares	Value†
Taiyo Yuden Co. Ltd.	(66,400)	$(660,305)
TTM Technologies, Inc.	(493)	(3,407)*
Yaskawa Electric Corp.	(50,200)	(627,472)
		(2,948,060)
Energy Equipment & Services (0.1%)
Dresser-Rand Group, Inc.	(11,000)	(898,700)*
Food & Staples Retailing (0.2%)
The SPAR Group Ltd.	(73,762)	(862,627)
United Natural Foods, Inc.	(27,900)	(1,897,758)*
Whole Foods Market, Inc.	(21,600)	(849,528)
		(3,609,913)
Food Products (0.2%)
Danone SA ADR	(4,120)	(56,320)
Darling Ingredients, Inc.	(7,774)	(136,822)*
Ezaki Glico Co. Ltd.	(6,700)	(212,945)
House Foods Group, Inc.	(14,700)	(250,224)
Ingredion, Inc.	(18,500)	(1,429,125)
Kewpie Corp.	(22,700)	(387,815)
Tiger Brands Ltd.	(31,337)	(942,149)
		(3,415,400)
Health Care Equipment & Supplies (0.6%)
Becton Dickinson and Co.	(18,493)	(2,380,049)
Haemonetics Corp.	(47,300)	(1,784,156)*
Halyard Health, Inc.	(54,800)	(2,080,756)*
Medtronic, Inc.	(24,647)	(1,679,940)
STERIS Corp.	(8,202)	(506,884)
Stryker Corp.	(1,285)	(112,476)
Sysmex Corp.	(18,000)	(755,575)
Zimmer Holdings, Inc.	(2,910)	(323,708)
		(9,623,544)

See Notes to Schedule of Investments

32

	Number of Shares	Value†
Health Care Providers & Services (0.0%)
Kindred Healthcare, Inc.	(10,004)	$(217,587)
Hotels, Restaurants & Leisure (0.3%)
Burger King Worldwide, Inc.	(25,476)	(832,556)
Hilton Worldwide Holdings, Inc.	(38,365)	(968,332)*
Marriott International, Inc. Class A	(27,827)	(2,107,895)
Scientific Games Corp. Class A	(4,410)	(51,906)*
Starwood Hotels & Resorts Worldwide, Inc.	(11,610)	(890,023)
		(4,850,712)
Household Durables (0.5%)
Lennar Corp. Class A	(160,345)	(6,907,662)
Nikon Corp.	(51,100)	(683,305)
		(7,590,967)
Household Products (0.1%)
The Clorox Co.	(21,800)	(2,169,100)
Industrial Conglomerates (0.0%)
Koninklijke Philips NV	(4,795)	(133,972)
Insurance (0.1%)
Hilltop Holdings, Inc.	(7,998)	(176,196)*
Montpelier Re Holdings Ltd.	(27,100)	(898,094)
		(1,074,290)
Internet & Catalog Retail (0.0%)
Amazon.com, Inc.	(646)	(197,327)*
Internet Software & Services (0.1%)
Alibaba Group Holding Ltd. ADR	(1,157)	(114,080)*
Digital River, Inc.	(10,600)	(271,042)*
Trulia, Inc.	(10,561)	(492,671)*
		(877,793)
	Number of Shares	Value†
IT Services (0.3%)
Alliance Data Systems Corp.	(4,242)	$(1,201,971)*
International Business Machines Corp.	(12,460)	(2,048,424)
Unisys Corp.	(34,900)	(894,836)*
		(4,145,231)
Machinery (1.0%)
AGCO Corp.	(30,700)	(1,360,317)
Caterpillar, Inc.	(8,700)	(882,267)
Colfax Corp.	(37,450)	(2,036,531)*
Deere & Co.	(40,280)	(3,445,551)
Hitachi Construction Machinery Co. Ltd.	(52,300)	(1,040,645)
Joy Global, Inc.	(24,050)	(1,265,752)
Kone OYJ Class B	(59,932)	(2,576,060)
Kubota Corp.	(41,000)	(634,209)
Parker Hannifin Corp.	(13,600)	(1,727,608)
SPX Corp.	(21,400)	(2,028,506)
		(16,997,446)
Media (1.3%)
Cengage Learning Acquisitions, Inc.	(1,440)	(40,320)*fN
Charter Communications, Inc. Class A	(2,864)	(453,629)*
Comcast Corp. Class A	(98,799)	(5,468,525)
Dex Media, Inc.	(189,074)	(1,472,886)*
DIRECTV	(2,500)	(216,975)*
Discovery Communications, Inc. Class A	(64,625)	(2,284,494)*
Hakuhodo DY Holdings, Inc.	(123,700)	(1,201,484)
Liberty Global PLC Class A	(18,549)	(843,423)*
Liberty Global PLC Series C	(25,778)	(1,146,348)*
Live Nation Entertainment, Inc.	(1,160)	(30,160)*
Media General, Inc.	(12,016)	(179,519)*
	Number of Shares	Value†
Sirius XM Holdings, Inc.	(68,550)	$(235,126)*
The Walt Disney Co.	(18,243)	(1,667,045)
Tribune Media Co. Class A	(37,000)	(2,479,000)*
Twenty-First Century Fox, Inc. Class A	(70,100)	(2,417,048)
Viacom, Inc. Class B	(12,620)	(917,222)
		(21,053,204)
Metals & Mining (0.1%)
ArcelorMittal	(131,400)	(1,729,224)
B2Gold Corp.	(115,871)	(193,281)*
Cliffs Natural Resources, Inc.	(7,357)	(82,619)
		(2,005,124)
Multiline Retail (0.2%)
Dollar General Corp.	(6,336)	(397,077)*
JC Penney Co., Inc.	(230,957)	(1,757,583)*
Kohl's Corp.	(28,100)	(1,523,582)
		(3,678,242)
Oil, Gas & Consumable Fuels (0.2%)
Kinder Morgan, Inc.	(72,787)	(2,816,857)
Penn Virginia Corp.	(4,505)	(38,608)*
Whiting Petroleum Corp.	(9,011)	(551,834)*
WPX Energy, Inc.	(1,776)	(33,957)*
		(3,441,256)
Personal Products (0.1%)
The Estee Lauder Cos., Inc. Class A	(16,200)	(1,217,916)
Pharmaceuticals (0.1%)
Auxilium Pharmaceuticals, Inc.	(15,907)	(511,728)*
Endo International PLC	(1,964)	(131,431)*
Johnson & Johnson	(2,086)	(224,829)
		(867,988)

See Notes to Schedule of Investments

33

	Number of Shares	Value†
Real Estate Investment Trusts (0.4%)
National Retail Properties, Inc.	(24,143)	$(920,331)
Omega Healthcare Investors, Inc.	(11,512)	(439,298)
Realty Income Corp.	(50,249)	(2,312,961)
Ventas, Inc.	(36,043)	(2,469,306)
Washington Prime Group, Inc.	(33,055)	(582,760)
		(6,724,656)
Real Estate Management & Development (0.1%)
Altisource Portfolio Solutions SA	(10,632)	(793,785)*
Road & Rail (0.2%)
Canadian National Railway Co.	(24,000)	(1,693,920)
Union Pacific Corp.	(11,400)	(1,327,530)
		(3,021,450)
Semiconductors & Semiconductor Equipment (0.5%)
Analog Devices, Inc.	(12,600)	(625,212)
ASM International NV	(26,710)	(1,068,415)
Avago Technologies Ltd.	(9,190)	(792,637)
Marvell Technology Group Ltd.	(45,800)	(615,552)
NVIDIA Corp.	(50,300)	(982,862)
Peregrine Semiconductor Corp.	(26,816)	(333,323)*
PMC-Sierra, Inc.	(225,600)	(1,757,424)*
RF Micro Devices, Inc.	(9,431)	(122,697)*
Rohm Co. Ltd.	(4,700)	(279,092)
Tokyo Electron Ltd. ADR	(7,085)	(114,069)
TriQuint Semiconductor, Inc.	(36,988)	(800,050)*
		(7,491,333)
	Number of Shares	Value†
Software (0.0%)
Concur Technologies, Inc.	(3,400)	$(436,288)*
Splunk, Inc.	(888)	(58,679)*
		(494,967)
Specialty Retail (0.4%)
Cabela's, Inc.	(1,457)	(69,965)*
Chico's FAS, Inc.	(275,100)	(4,148,508)
Conn's, Inc.	(14,800)	(460,428)*
Dick's Sporting Goods, Inc.	(1,984)	(90,014)
Hennes & Mauritz AB Class B	(52,561)	(2,090,581)
Sally Beauty Holdings, Inc.	(3,025)	(88,663)*
		(6,948,159)
Technology Hardware, Storage & Peripherals (0.2%)
Canon, Inc.	(37,500)	(1,131,427)
Seagate Technology PLC	(39,729)	(2,496,173)
		(3,627,600)
Textiles, Apparel & Luxury Goods (0.1%)
Kate Spade & Co.	(62,100)	(1,684,773)*
Tobacco (0.0%)
Reynolds American, Inc.	(3,321)	(208,924)
Trading Companies & Distributors (0.0%)
United Rentals, Inc.	(3,337)	(367,270)*
Wireless Telecommunication Services (0.0%)
NII Holdings, Inc.	(106,795)	(4,379)*
Vodafone Group PLC ADR	(41)	(1,362)
		(5,741)
Total Common Stocks Sold Short (Proceeds $(178,858,201))		(182,234,257)
Exchange Traded Funds Sold Short (10.8%)£ØØ
Energy Select Sector SPDR Fund	(161,536)	(14,121,477)
	Number of Shares	Value†
Hang Seng Investment Index Funds Series—H-Share Index ETF	(12,146)	$(172,280)
Health Care Select Sector SPDR Fund	(158,423)	(10,657,115)
iShares FTSE A50 China Index ETF	(200,958)	(243,840)
iShares iBoxx $ High Yield Corporate Bond ETF	(19,711)	(1,823,859)
iShares Nasdaq Biotechnology ETF	(14,335)	(4,252,048)
iShares Russell 2000 Fund	(193,365)	(22,538,624)
iShares U.S. Real Estate ETF	(171,919)	(12,890,487)
Market Vectors Gold Miners ETF	(23,319)	(401,320)
Market Vectors Pharmaceutical ETF	(15,387)	(975,228)
Market Vectors Semiconductor ETF	(9,571)	(492,141)
Materials Select Sector SPDR Fund	(156,861)	(7,592,072)
Nomura ETF—Nikkei 225 Exchange Traded Fund	(4,102)	(610,963)
Nomura TOPIX Exchange Traded Fund	(48,551)	(589,139)
Powershares QQQ Trust Series 1	(9,443)	(957,520)
SPDR S&P 500 ETF Trust	(347,750)	(70,127,265)
SPDR S&P Biotech ETF	(1,331)	(228,120)
SPDR S&P MidCap 400 ETF Trust	(93,514)	(24,137,834)
See Notes to Schedule of Investments

34

	Number of Shares	Value†
SPDR S&P Regional Banking ETF	(6,349)	$(254,468)
SPDR S&P Retail ETF	(1,043)	(92,253)
Vanguard REIT ETF	(48,713)	(3,847,840)
WisdomTree Japan Hedged Equity Fund	(6,600)	(355,212)
Total Exchange Traded Funds Sold Short (Proceeds $(169,443,474))		(177,361,105)
	Principal Amount
Corporate Debt Securities Sold Short (0.4%)£ØØ
Commercial Services & Supplies (0.0%)
ACCO Brands Corp., 6.75%, due 4/30/20	$(275,000)	(292,188)
Health Care Providers & Services (0.1%)
HCA, Inc., 5.88%, due 5/1/23	(650,000)	(698,750)
Hotels, Restaurants & Leisure (0.0%)
Caesars Entertainment Operating Co., Inc., 10.00%, due 12/15/18	(1,598,000)	(231,710)
IT Services (0.0%)
iPayment, Inc., 10.25%, due 5/15/18	(606,000)	(509,040)
Metals & Mining (0.0%)
Cliffs Natural Resources, Inc., 6.25%, due 10/1/40	(48,000)	(35,520)
Oil, Gas & Consumable Fuels (0.1%)
Access Midstream Partners LP, 4.88%, due 5/15/23	(450,000)	(470,250)
Rice Energy, Inc., 6.25%, due 5/1/22	(365,000)	(352,909	)≠ ñ
		(823,159)
	Principal Amount	Value†
Specialty Retail (0.2%)
Staples, Inc., 4.38%, due 1/12/23	$(3,000,000)	$(3,006,891)
Telecommunications (0.0%)
NII Capital Corp., 10.00%, due 8/15/16	(1,029,000)	(318,990)≠
Total Corporate Debt Securities Sold Short (Proceeds $(6,644,632))		(5,916,248)
Total Short Positions (Proceeds $(354,946,307))		(365,511,610)

See Notes to Schedule of Investments

35

Schedule of Investments Neuberger Berman Long Short Multi-Manager Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	Verint Systems, Inc.	United States	Software	2.1%
2	The Williams Cos., Inc.	United States	Oil, Gas & Consumable Fuels	1.8%
3	Covanta Holding Corp.	United States	Commercial Services & Supplies	1.8%
4	CBS Corp. Class B	United States	Media	1.8%
5	Air Products & Chemicals, Inc.	United States	Chemicals	1.6%
6	American Electric Power Co., Inc.	United States	Electric Utilities	1.6%
7	Allergan, Inc.	United States	Pharmaceuticals	1.3%
8	Assured Guaranty Ltd.	Bermuda	Insurance	1.2%
9	Accor SA	France	Hotels, Restaurants & Leisure	1.2%
10	NorthStar Realty Finance Corp.	United States	Real Estate Investment Trusts	1.2%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	Chico's FAS, Inc.	United States	Specialty Retail	(0.7)%
2	Consolidated Edison, Inc.	United States	Multi-Utilities	(0.6)%
3	Spectra Energy Corp.	United States	Oil, Gas & Consumable Fuels	(0.6)%
4	Telecom Italia SpA	Italy	Diversified Telecommunication Services	(0.6)%
5	Praxair, Inc.	United States	Chemicals	(0.5)%
6	Deere & Co.	United States	Machinery	(0.5)%
7	The Dow Chemical Co.	United States	Chemicals	(0.5)%
8	Kone OYJ Class B	Finland	Machinery	(0.5)%
9	Seagate Technology PLC	Ireland	Technology Hardware, Storage & Peripherals	(0.5)%
10	T. Rowe Price Group, Inc.	United States	Capital Markets	(0.4)%
	Number of Shares	Value†
Long Positions (98.7%)
Common Stocks (68.3%)
Aerospace & Defense (1.0%)
Exelis, Inc.	14,990	$267,572	Ø
MacDonald Dettwiler & Associates Ltd.	640	48,801	Ø
		316,373
Auto Components (1.4%)
Continental AG	136	26,698	Ø
Cooper Tire & Rubber Co.	3,425	110,319	£Ø
Visteon Corp.	3,315	311,278	*£Ø
		448,295
Automobiles (0.9%)
Fiat Chrysler Automobiles NV	17,826	204,286	*Ø
Honda Motor Co. Ltd.	2,300	71,237	Ø
		275,523
Banks (4.5%)
Bank of America Corp.	15,425	264,693	Ø
BOC Hong Kong Holdings Ltd.	15,500	51,566	Ø
	Number of Shares	Value†
China Construction Bank Corp. Class H	63,000	$46,954	Ø
Chongqing Rural Commercial Bank Class H	93,000	44,730	Ø
City National Corp.	2,775	218,420	Ø
Erste Group Bank AG	2,835	72,155	Ø
Mitsubishi UFJ Financial Group, Inc.	13,000	73,168	Ø
Mizuho Financial Group, Inc.	87,000	154,908	Ø
Regions Financial Corp.	32,575	323,470	Ø
Sberbank of Russia ADR	6,485	49,221
Sumitomo Mitsui Financial Group, Inc.	1,700	66,585	Ø
	Number of Shares	Value†
Sumitomo Mitsui Trust Holdings, Inc.	16,000	$63,245	Ø
		1,429,115
Beverages (0.9%)
PepsiCo, Inc.	3,099	298,031	Ø
Biotechnology (0.1%)
United Therapeutics Corp.	366	47,935	*Ø
Building Products (0.1%)
LIXIL Group Corp.	1,300	27,777	Ø
Capital Markets (0.4%)
Jafco Co. Ltd.	1,500	56,421	Ø
Nomura Holdings, Inc.	10,500	63,089	Ø
		119,510
Chemicals (2.9%)
Air Products & Chemicals, Inc.	3,725	501,609	Ø
Asahi Kasei Corp.	3,000	24,088	Ø
Huntsman Corp.	3,550	86,620	Ø
Monsanto Co.	662	76,156	£Ø

See Notes to Schedule of Investments

36

	Number of Shares	Value†
Nissan Chemical Industries Ltd.	3,000	$54,298	Ø
Nitto Denko Corp.	900	47,698	Ø
Shin-Etsu Chemical Co. Ltd.	1,000	62,711	Ø
Tronox Ltd. Class A	1,586	38,349	Ø
Ube Industries Ltd.	15,000	22,702	Ø
		914,231
Commercial Services & Supplies (2.4%)
Covanta Holding Corp.	26,201	578,256	Ø
Tyco International Ltd.	4,700	201,771	Ø
		780,027
Communications Equipment (0.4%)
Motorola Solutions, Inc.	1,700	109,650
ParkerVision, Inc.	6,219	8,147	*£Ø
		117,797
Construction & Engineering (0.2%)
Taisei Corp.	10,000	54,752	Ø
Containers & Packaging (1.0%)
Nampak Ltd.	18,034	73,527	Ø
Orora Ltd.	139,038	212,283	Ø
Pact Group Holdings Ltd.	14,120	47,466	Ø
		333,276
Diversified Consumer Services (1.3%)
Regis Corp.	10,350	175,743	Ø
Sotheby's	5,760	228,442	Ø
		404,185
Diversified Financial Services (0.2%)
ORIX Corp.	5,200	69,835	Ø
Diversified Telecommunication Services (1.3%)
Telecom Italia SpA	218,611	195,328	Ø
Vivendi SA	9,217	224,942	*Ø
		420,270
Electric Utilities (4.4%)
ALLETE, Inc.	2,991	156,250	Ø
American Electric Power Co., Inc.	8,502	496,006	Ø
	Number of Shares	Value†
Edison International	733	$45,871	Ø
Enel SpA	7,413	37,809	Ø
Northeast Utilities	791	39,036	Ø
OGE Energy Corp.	3,303	123,169	Ø
Pinnacle West Capital Corp.	1,798	110,523	Ø
Portland General Electric Co.	2,995	109,048	Ø
PPL Corp.	7,298	255,357	Ø
Xcel Energy, Inc.	1,308	43,779	Ø
		1,416,848
Electrical Equipment (0.1%)
Nidec Corp.	700	45,007	Ø
Electronic Equipment, Instruments & Components (0.3%)
Hitachi Ltd.	3,000	22,945	Ø
Keyence Corp.	100	46,721	Ø
Nichicon Corp.	2,400	15,833	Ø
		85,499
Energy Equipment & Services (0.2%)
Calfrac Well Services Ltd.	4,000	47,913	Ø
Paragon Offshore PLC	281	1,368	*Ø
		49,281
Food & Staples Retailing (1.3%)
Sysco Corp.	2,765	106,563	£Ø
Walgreen Co.	4,675	300,229	Ø
		406,792
Food Products (0.6%)
Kellogg Co.	1,580	101,057	£Ø
Oceana Group Ltd.	4,871	33,475	Ø
Unilever NV CVA	1,903	73,796	Ø
		208,328
Health Care Equipment & Supplies (1.1%)
Alere, Inc.	5,692	227,509	*£Ø
The Cooper Cos., Inc.	800	131,120	Ø
		358,629
Health Care Providers & Services (1.2%)
Accretive Health, Inc.	30,007	216,050	*Ø
	Number of Shares	Value†
Fresenius SE & Co. KGaA	1,521	$78,243	Ø
Mediclinic International Ltd.	8,527	76,150	Ø
		370,443
Hotels, Restaurants & Leisure (1.3%)
Accor SA	8,882	372,982	Ø
McDonald's Corp.	522	48,927	£Ø
		421,909
Household Durables (0.3%)
Rinnai Corp.	700	61,135	Ø
Sony Corp.	2,100	38,738	Ø
		99,873
Independent Power & Renewable Electricity Producers (2.0%)
AES Corp.	22,697	319,347	Ø
EDP Renovaveis SA	5,675	36,867	Ø
NRG Energy, Inc.	9,596	287,688	Ø
		643,902
Industrial Conglomerates (0.5%)
Alliance Global Group, Inc.	177,890	100,292	Ø
Toshiba Corp.	13,000	55,970	Ø
		156,262
Insurance (1.4%)
Assured Guaranty Ltd.	16,763	386,890	Ø
Insurance Australia Group Ltd.	12,970	74,417	Ø
		461,307
Internet Software & Services (2.2%)
AOL, Inc.	4,300	187,179	*Ø
Equinix, Inc.	775	161,898	Ø
Google, Inc. Class A	620	352,079	*Ø
		701,156
Leisure Products (0.5%)
Hasbro, Inc.	2,600	149,578	£Ø
Machinery (1.5%)
Amada Co. Ltd.	5,700	48,361	Ø
Crane Co.	3,750	233,812	Ø
Komatsu Ltd.	1,300	30,201	Ø
Makita Corp.	900	49,597	Ø
Parker Hannifin Corp.	821	104,292	£Ø
		466,263

See Notes to Schedule of Investments

37

	Number of Shares	Value†
Marine (0.1%)
Nippon Yusen KK	8,000	$20,369	Ø
Media (4.2%)
CBS Corp. Class B	10,650	577,443	Ø
Cineplex, Inc.	1,410	53,120	Ø
DISH Network Corp. Class A	3,350	213,228	*£Ø
Liberty Global PLC Series C	5,401	240,182	*Ø
Mediaset SpA	9,821	32,786	*Ø
Time Warner, Inc.	3,006	238,887	Ø
		1,355,646
Metals & Mining (0.1%)
Nippon Steel & Sumitomo Metal Corp.	12,000	30,981	Ø
Nyrstar NV	1,759	5,930	*Ø
		36,911
Multiline Retail (1.6%)
Dollar General Corp.	2,150	134,741	*Ø
Dollar Tree, Inc.	3,800	230,166	*Ø
Macy's, Inc.	2,200	127,204	Ø
Takashimaya Co. Ltd.	4,000	33,296	Ø
		525,407
Multi-Utilities (0.9%)
CenterPoint Energy, Inc.	2,914	71,539	Ø
CMS Energy Corp.	1,516	49,528	Ø
Dominion Resources, Inc.	1,829	130,408	Ø
PG&E Corp.	655	32,959	Ø
		284,434
Oil, Gas & Consumable Fuels (5.8%)
Cameco Corp.	9,550	165,979	Ø
CONSOL Energy, Inc.	5,107	187,938	Ø
Eni SpA	3,984	84,873	Ø
GasLog Ltd.	3,163	65,854	Ø
Golar LNG Ltd.	4,872	273,368	Ø
	Number of Shares	Value†
JX Holdings, Inc.	3,500	$14,807	Ø
Kinder Morgan, Inc.	8,120	314,244	Ø
SemGroup Corp. Class A	2,220	170,385	£Ø
The Williams Cos., Inc.	10,603	588,572	£Ø
		1,866,020
Pharmaceuticals (3.7%)
AbbVie, Inc.	900	57,114	Ø
Allergan, Inc.	2,125	403,877	Ø
Bayer AG	701	99,661	Ø
Catalent, Inc.	5,000	130,150	*Ø
Johnson & Johnson	1,725	185,921	Ø
Pfizer, Inc.	4,400	131,780	Ø
Teva Pharmaceutical Industries Ltd. ADR	1,988	112,262	£Ø
Zoetis, Inc.	1,618	60,125	£Ø
		1,180,890
Real Estate Investment Trusts (1.9%)
Gaming and Leisure Properties, Inc.	5,809	181,531	Ø
Japan Retail Fund Investment Corp.	28	55,763	Ø
NorthStar Realty Finance Corp.	19,986	371,340	Ø
		608,634
Real Estate Management & Development (1.0%)
Daiwa House Industry Co. Ltd.	7,900	146,536	Ø
Mitsubishi Estate Co. Ltd.	3,000	74,663	Ø
Tokyo Tatemono Co. Ltd.	6,000	50,478	Ø
Tokyu Fudosan Holdings Corp.	6,100	42,088	Ø
		313,765
	Number of Shares	Value†
Road & Rail (0.5%)
Union Pacific Corp.	1,500	$174,675	Ø
Semiconductors & Semiconductor Equipment (1.4%)
Broadcom Corp. Class A	2,800	117,264	Ø
Micron Technology, Inc.	6,535	216,243	*Ø
NXP Semiconductor NV	760	52,182	*£Ø
SCREEN Holdings Co. Ltd.	9,000	47,594	Ø
		433,283
Software (3.2%)
Comverse, Inc.	2,343	51,077	*£Ø
Nintendo Co. Ltd.	200	21,206	Ø
PTC, Inc.	7,425	283,264	*Ø
Verint Systems, Inc.	11,642	669,299	*£Ø
		1,024,846
Specialty Retail (2.6%)
ANN, Inc.	6,425	246,656	*Ø
Dick's Sporting Goods, Inc.	951	43,147	£Ø
GNC Holdings, Inc. Class A	2,100	87,297	Ø
Sanrio Co. Ltd.	1,300	37,209	Ø
Tiffany & Co.	2,362	227,035	Ø
United Arrows Ltd.	2,600	95,829	Ø
Vitamin Shoppe, Inc.	1,900	89,167	*Ø
		826,340
Technology Hardware, Storage & Peripherals (1.4%)
Apple, Inc.	1,220	131,760	Ø
Ricoh Co. Ltd.	2,200	22,485	Ø
Western Digital Corp.	2,883	283,600	Ø
		437,845
Textiles, Apparel & Luxury Goods (1.2%)
PVH Corp.	1,375	157,231	Ø
Vera Bradley, Inc.	10,525	239,970	*Ø
		397,201

See Notes to Schedule of Investments

38

	Number of Shares	Value†
Thrifts & Mortgage Finance (0.1%)
Federal National Mortgage Association	9,601	$20,738	*Ø
Trading Companies & Distributors (0.1%)
Mitsubishi Corp.	1,100	21,187	Ø
Water Utilities (0.2%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	7,400	57,424	£Ø
Wireless Telecommunication Services (0.4%)
SoftBank Corp.	1,900	134,290	Ø
Total Common Stocks (Cost $21,178,386)		21,817,914
Preferred Stocks (0.9%)
Automobiles (0.1%)
Volkswagen AG, 4.06%	187	39,849	Ø
Banks (0.7%)
National Bank of Greece SA, Ser. A, 9.00%	11,804	208,577	*£Ø
Thrifts & Mortgage Finance (0.1%)
Federal Home Loan Mortgage Corp., Ser. Z, 8.38%	4,202	17,859	*Øµ
Total Preferred Stocks (Cost $296,306)		266,285
Exchange Traded Funds (1.7%)
iShares 20+ Year Treasury Bond ETF	2,200	262,350	Ø
PowerShares DB U.S. Dollar Index Bullish Fund	12,950	299,015	*Ø
Total Exchange Traded Funds (Cost $533,485)		561,365
	Number of Shares	Value†
Short-Term Investment (27.8%)
Money Market Fund (27.8%)
Dreyfus Treasury Prime Cash Management (Cost $8,883,656)	8,883,656	$8,883,656	Ø
Total Long Positions (98.7%) (Cost $30,891,833)		31,529,220	##
Cash, receivable and other assets, less liabilities (30.5%)		9,755,516	Ø†††
Short Positions (see summary below) ((29.2)%)		(9,347,745)
Total Net Assets (100.0%)		$31,936,991
Short Positions ((29.2)%)
Common Stocks Sold Short (22.4%)£ØØ
Aerospace & Defense (0.4%)
Esterline Technologies Corp.	(1,000)	(117,110	)*
Automobiles (0.5%)
Honda Motor Co. Ltd.	(1,000)	(30,973)
Nissan Motor Co. Ltd.	(9,000)	(79,956)
Toyota Motor Corp.	(800)	(46,280)
		(157,209)
Beverages (0.1%)
Dr. Pepper Snapple Group, Inc.	(550)	(38,088)
Biotechnology (0.1%)
Gilead Sciences, Inc.	(346)	(38,752	)*
Capital Markets (1.1%)
LPL Financial Holdings, Inc.	(1,025)	(42,425)
RCS Capital Corp. Class A	(2,500)	(41,025)
T. Rowe Price Group, Inc.	(1,700)	(139,553)
	Number of Shares	Value†
The Goldman Sachs Group, Inc.	(725)	$(137,743)
		(360,746)
Chemicals (1.7%)
Celanese Corp. Series A	(1,050)	(61,666)
Ecolab, Inc.	(350)	(38,931)
Kaneka Corp.	(6,000)	(32,317)
Kuraray Co. Ltd.	(1,300)	(14,791)
Methanex Corp.	(750)	(44,505)
Praxair, Inc.	(1,300)	(163,787)
The Dow Chemical Co.	(3,150)	(155,610)
Toray Industries, Inc.	(5,000)	(32,882)
		(544,489)
Commercial Services & Supplies (0.2%)
Clean Harbors, Inc.	(1,675)	(83,130)*
Diversified Telecommunication Services (1.1%)
AT&T, Inc.	(2,141)	(74,593)
Telecom Italia SpA	(173,037)	(195,699)*
Verizon Communications, Inc.	(1,613)	(81,053)
		(351,345)
Electric Utilities (0.8%)
Iberdrola SA	(2,724)	(19,256)
IDACORP, Inc.	(537)	(33,954)
Otter Tail Corp.	(3,062)	(94,922)
The Southern Co.	(2,158)	(100,045)
		(248,177)
Electrical Equipment (0.4%)
Emerson Electric Co.	(2,050)	(131,323)
Electronic Equipment, Instruments & Components (0.3%)
Hirose Electric Co. Ltd.	(100)	(12,028)
Japan Display, Inc.	(2,900)	(8,210)*
Kyocera Corp.	(500)	(22,457)

See Notes to Schedule of Investments

39

	Number of Shares	Value†
Ryosan Co. Ltd.	(200)	$(4,138)
Taiyo Yuden Co. Ltd.	(2,100)	(20,883)
Yaskawa Electric Corp.	(1,600)	(19,999)
		(87,715)
Food & Staples Retailing (0.6%)
The SPAR Group Ltd.	(3,011)	(35,213)
United Natural Foods, Inc.	(1,475)	(100,329)*
Whole Foods Market, Inc.	(1,100)	(43,263)
		(178,805)
Food Products (0.4%)
Ezaki Glico Co. Ltd.	(200)	(6,357)
House Foods Group, Inc.	(500)	(8,511)
Ingredion, Inc.	(900)	(69,525)
Kewpie Corp.	(700)	(11,959)
Tiger Brands Ltd.	(1,279)	(38,453)
		(134,805)
Gas Utilities (0.4%)
AGL Resources, Inc.	(505)	(27,224)
Northwest Natural Gas Co.	(1,411)	(66,218)
Piedmont Natural Gas Co., Inc.	(693)	(26,341)
Southwest Gas Corp.	(375)	(21,784)
		(141,567)
Health Care Equipment & Supplies (0.7%)
Haemonetics Corp.	(2,450)	(92,414)*
Halyard Health, Inc.	(2,800)	(106,316)*
Sysmex Corp.	(600)	(25,186)
		(223,916)
	Number of Shares	Value†
Hotels, Restaurants & Leisure (0.7%)
Hilton Worldwide Holdings, Inc.	(2,291)	$(57,825)*
Marriott International, Inc. Class A	(1,658)	(125,594)
Starwood Hotels & Resorts Worldwide, Inc.	(693)	(53,125)
		(236,544)
Household Durables (0.1%)
Nikon Corp.	(1,700)	(22,732)
Household Products (0.3%)
The Clorox Co.	(1,100)	(109,450)
Insurance (0.1%)
Montpelier Re Holdings Ltd.	(1,350)	(44,739)
IT Services (0.5%)
International Business Machines Corp.	(670)	(110,148)
Unisys Corp.	(1,800)	(46,152)*
		(156,300)
Machinery (2.6%)
AGCO Corp.	(1,600)	(70,896)
Caterpillar, Inc.	(400)	(40,564)
Colfax Corp.	(1,950)	(106,041)*
Deere & Co.	(1,861)	(159,190)
Hitachi Construction Machinery Co. Ltd.	(1,700)	(33,826)
Joy Global, Inc.	(1,200)	(63,156)
Kone OYJ Class B	(3,538)	(152,074)
Kubota Corp.	(1,000)	(15,469)
Parker Hannifin Corp.	(700)	(88,921)
SPX Corp.	(1,075)	(101,899)
		(832,036)
Media (1.7%)
Discovery Communications, Inc. Class A	(3,350)	(118,423)*
Hakuhodo DY Holdings, Inc.	(5,000)	(48,564)
	Number of Shares	Value†
The Walt Disney Co.	(800)	$(73,104)
Tribune Media Co. Class A	(1,900)	(127,300)*
Twenty-First Century Fox, Inc. Class A	(3,600)	(124,128)
Viacom, Inc. Class B	(550)	(39,974)
		(531,493)
Metals & Mining (0.3%)
ArcelorMittal	(6,700)	(88,172)
Multiline Retail (0.2%)
Kohl's Corp.	(1,450)	(78,619)
Multi-Utilities (3.0%)
Alliant Energy Corp.	(804)	(49,776)
Ameren Corp.	(992)	(42,001)
Avista Corp.	(3,652)	(129,463)
Consolidated Edison, Inc.	(3,273)	(207,377)
DTE Energy Co.	(1,368)	(112,395)
NorthWestern Corp.	(748)	(39,524)
PG&E Corp.	(955)	(48,056)
Public Service Enterprise Group, Inc.	(2,680)	(110,711)
SCANA Corp.	(1,691)	(92,819)
Wisconsin Energy Corp.	(2,284)	(113,424)
		(945,546)
Oil, Gas & Consumable Fuels (0.7%)
ONEOK, Inc.	(517)	(30,472)
Spectra Energy Corp.	(5,050)	(197,606)
		(228,078)
Personal Products (0.2%)
The Estee Lauder Cos., Inc. Class A	(660)	(49,619)
Road & Rail (0.5%)
Canadian National Railway Co.	(1,225)	(86,460)
Union Pacific Corp.	(500)	(58,225)
		(144,685)
Semiconductors & Semiconductor Equipment (0.8%)
Analog Devices, Inc.	(500)	(24,810)
ASM International NV	(1,086)	(43,441)

See Notes to Schedule of Investments

40

	Number of Shares	Value†
Avago Technologies Ltd.	(300)	$(25,875)
Marvell Technology Group Ltd.	(1,900)	(25,536)
NVIDIA Corp.	(2,000)	(39,080)
PMC-Sierra, Inc.	(11,500)	(89,585)*
Rohm Co. Ltd.	(200)	(11,876)
		(260,203)
Specialty Retail (1.1%)
Chico's FAS, Inc.	(14,100)	(212,627)
Hennes & Mauritz AB Class B	(3,119)	(124,056)
		(336,683)
Technology Hardware, Storage & Peripherals (0.6%)
Canon, Inc.	(1,500)	(45,257)
Seagate Technology PLC	(2,372)	(149,033)
		(194,290)
Textiles, Apparel & Luxury Goods (0.2%)
Kate Spade & Co.	(3,200)	(86,816)*
Total Common Stocks Sold Short (Proceeds $(7,021,994))		(7,183,182)
Exchange Traded Funds Sold Short (6.8%)£ØØ
iShares Nasdaq Biotechnology ETF	(587)	(174,116)
SPDR S&P 500 ETF Trust	(5,337)	(1,076,260)
Utilities Select Sector SPDR Fund	(15,057)	(684,642)
Vanguard REIT ETF	(2,906)	(229,545)
Total Exchange Traded Funds Sold Short (Proceeds $(2,012,107))		(2,164,563)
Total Short Positions (Proceeds $(9,034,101))		(9,347,745)

See Notes to Schedule of Investments

41

Notes to Schedule of Investments

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager") and Neuberger Berman Long Short Multi-Manager ("Long Short Multi-Manager") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stocks, convertible preferred stocks, purchased option contracts, written option contracts, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

42

Notes to Schedule of Investments (cont'd)

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

The value of credit default swap contracts is determined by Management by obtaining valuations from an independent pricing service using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

43

Notes to Schedule of Investments (cont'd)

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Absolute Return Multi-Manager
Investments:
Common Stocks
Airlines	$915,836	$35,814	$—	$951,650
Biotechnology	3,854,563	3,505	—	3,858,068
Health Care Equipment & Supplies	31,710,325	16,100	—	31,726,425
Internet Software & Services	28,429,066	1,251,638	—	29,680,704
Media	131,626,434	—	750	131,627,184
Pharmaceuticals	74,744,746	14,655	—	74,759,401
Wireless Telecommunication Services	6,729,738	151,200	—	6,880,938
Other Common Stocks^	686,622,949	—	—	686,622,949
Total Common Stocks	964,633,657	1,472,912	750	966,107,319
Preferred Stocks^	6,019,966	—	—	6,019,966
Exchange Traded Funds	11,062,611	—	—	11,062,611
Rights^	971	—	—	971
Warrants
Media	—	125,759	—	125,759
Other Warrants^	549,588	—	—	549,588
Total Warrants	549,588	125,759	—	675,347

See Notes to Financial Statements

44

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Mortgage-Backed Securities^	$—	$79,314,880	$—	$79,314,880
Asset-Backed Securities	—	43,454,301	—	43,454,301
Corporate Debt Securities
Diversified Financial Services	—	1,122,556	2,304,120	3,426,676
Other Corporate Debt Securities^	—	62,688,249	—	62,688,249
Total Corporate Debt Securities	—	63,810,805	2,304,120	66,114,925
Bank Loan Obligations
Advertising	—	4,545,444	7,302,863	11,848,307
Commercial Services & Supplies	—	11,485,141	1,730,212	13,215,353
Electrical Components & Equipment	—	—	663,300	663,300
Health Care Providers & Services	—	5,668,023	179,144	5,847,167
Hotels, Restaurants & Leisure	—	23,740,847	494,518	24,235,365
Insurance	—	6,802,986	1,000,000	7,802,986
Media	—	15,399,535	3,207,931	18,607,466
Oil & Gas Services	—	1,896,642	970,900	2,867,542
Oil, Gas & Consumable Fuels	—	1,317,304	35,276	1,352,580
Personal Products	—	—	940,275	940,275
Pharmaceuticals	—	1,659,646	2,160,956	3,820,602
Software	—	7,305,309	4,620,490	11,925,799
Other Bank Loan Obligations^	—	66,466,647	—	66,466,647
Total Bank Loan Obligations	—	146,287,524	23,305,865	169,593,389
Municipal Notes	—	17,031,805	—	17,031,805
Purchased Options	6,374,496	94,379	—	6,468,875
Short-Term Investments	—	290,553,880	—	290,553,880
Total Long Positions	$988,641,289	$642,146,245	$25,610,735	$1,656,398,269
Long Short Multi-Manager
Investments:
Common Stocks^	21,817,914	—	—	21,817,914
Preferred Stocks^	266,285	—	—	266,285
Exchange Traded Funds	561,365	—	—	561,365
Short-Term Investments	—	8,883,656	—	8,883,656
Total Long Positions	$22,645,564	$8,883,656	$—	$31,529,220

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

§ The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

See Notes to Financial Statements

45

Notes to Schedule of Investments (cont'd)

	Beginning balance as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 10/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/14
Investments in Securities:
Common Stock
Media	$750	$—	$—	$—	$—	$—	$—	$750	$—
Commercial Mortgage-Backed Securities	496,719	—	—	—	—	—	(496,719)	—	—
Corporate Debt Security	—	4,669	10,101	2,289,350	—	—	—	2,304,120	10,101
Bank Loan Obligation
Advertising	—	1,242	29,500	7,968,313	(696,192)	—	—	7,302,863	11,160
Aerospace & Defense	503,750	155	2,326	—	(506,231)	—	—	—	—
Chemicals	87,000	179	1,542	—	(88,721)	—	—	—	—
Commercial Services & Supplies	500,000	(2)	50,172	1,683,763	(503,721)	—	—	1,730,212	46,449
Electrical Components & Equipment	—	262	(1,949)	664,987	—	—	—	663,300	(1,949)
Energy Equipment & Services	151,414	—	—	—	—	—	(151,414)	—	—
Health Care Providers & Services	—	1,971	(423)	—	(9,568)	187,164	—	179,144	(864)
Health Care Technology	435,000	992	67,739	—	(503,731)	—	—	—	—
Hotels, Restaurants & Leisure	—	133	1,104	494,524	(1,243)	—	—	494,518	1,098
Insurance	—	(348)	(2,152)	1,002,500	—	—	—	1,000,000	(2,152)
Internet Software & Services	1,467,180	—	—	—	—	—	(1,467,180)	—	—
Media	—	4,950	8,653	3,211,891	(17,563)	—	—	3,207,931	8,347
Oil & Gas Services	—	206	(41,096)	1,011,790	—	—	—	970,900	(41,096)

See Notes to Financial Statements

46

Notes to Schedule of Investments (cont'd)

	Beginning balance as of 11/1/13	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 10/31/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/14
Oil, Gas & Consumable Fuels	$44,100	$241	$1,033	$—	$(10,098)	$—	$—	$35,276	$501
Personal Products	—	987	8,463	935,550	(4,725)	—	—	940,275	8,419
Pharmaceuticals	—	1,958	4,761	2,160,641	(562,404)	556,000	—	2,160,956	(4,667)
Software	2,244,500	2,370	(35,885)	4,042,665	(630,660)	—	(1,002,500)	4,620,490	(29,105)
Total	$5,930,413	$19,965	$103,889	$25,465,974	$(3,534,857)	$743,164	$(3,117,813)	$25,610,735	$6,242

As of the year ended October 31, 2014, certain securities were transferred from one level to another based on beginning of period market values as of November 1, 2013. $743,164 was transferred from Level 2 to Level 3 for Absolute Return Multi-Manager as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service. In addition, $3,117,813 was transferred from Level 3 to Level 2 for Absolute Return Multi-Manager as a result of an increase in the number of observable inputs that were readily available to the independent pricing service.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Forward contracts (unrealized appreciation)	$—	$11,190,816	$—	$11,190,816
Credit default swaps	—	1,576,132	—	1,576,132
Total	$—	$12,766,948	$—	$12,766,948
Long Short Multi-Manager
Forward contracts (unrealized appreciation)	$—	$448,447	$—	$448,447
Equity swaps	—	43,238	—	43,238
Total	$—	$491,685	$—	$491,685

See Notes to Financial Statements

47

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2014:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Investments:
Common Stocks Sold Short
Media	$(21,012,884)	$(40,320)	$—	$(21,053,204)
Other Common Stocks Sold Short^	(161,181,053)	—	—	(161,181,053)
Total Common Stocks Sold Short	(182,193,937)	(40,320)	—	(182,234,257)
Exchange Traded Funds Sold Short	(177,361,105)	—	—	(177,361,105)
Corporate Debt Securities Sold Short^	—	(5,916,248)	—	(5,916,248)
Total Short Positions	$(359,555,042)	$(5,956,568)	$—	$(365,511,610)
Long Short Multi-Manager
Investments:
Common Stocks Sold Short^	$(7,183,182)	$—	$—	$(7,183,182)
Exchange Traded Funds Sold Short	(2,164,563)	—	—	(2,164,563)
Total Short Positions	$(9,347,745)	$—	$—	$(9,347,745)

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2014:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(2,237,230)	$—	$(2,237,230)
Equity swaps	—	(4,771,290)	—	(4,771,290)
Futures contracts (unrealized depreciation)	(38,769)	—	—	(38,769)
Credit default swaps	—	(338,661)	—	(338,661)
Total return swaps	—	(170,159)	—	(170,159)
Options written	(2,212,746)	(26,930)	—	(2,239,676)
Total	$(2,251,515)	$(7,544,270)	$—	$(9,795,785)
Long Short Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(114,315)	$—	$(114,315)
Total return swaps	—	(58,528)	—	(58,528)
Total	$—	$(172,843)	$—	$(172,843)

See Notes to Financial Statements

48

Notes to Schedule of Investments (cont'd)

## At October 31, 2014, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$1,665,844,398	$40,599,408	$50,045,537	$(9,446,129)
Long Short Multi-Manager	30,945,209	1,245,438	661,427	584,011

* Security did not produce income during the last twelve months.

^^ All or a portion of this security has not settled as of October 31, 2014 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

± At October 31, 2014, Absolute Return Multi-Manager had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Allergan, Inc., Call	87	$180	November 2014	$(114,840)
Allergan, Inc., Call	42	190	November 2014	(25,368)
Allergan, Inc., Call	43	175	December 2014	(84,710)
Allergan, Inc., Call	21	180	December 2014	(32,130)
Ally Financial, Inc., Call	44	22	November 2014	(4,928)
Ally Financial, Inc., Call	45	22	December 2014	(5,400)
Ally Financial, Inc., Call	49	22.5	December 2014	(4,410)
AMC Networks, Inc., Call	111	55	December 2014	(66,600)
AMC Networks, Inc., Call	111	70	December 2014	(5,550)[f]
American Airlines Group, Inc., Call	127	40	December 2014	(41,910)
AstraZeneca PLC, Call	315	90	January 2015	(11,025)
AstraZeneca PLC, Put	315	65	January 2015	(23,625)
AT&T, Inc., Call	5,952	40	June 2015	(59,520)
AT&T, Inc., Put	6,180	25	June 2015	(123,600)
Boulder Brands, Inc., Put	89	7.5	December 2014	(1,780)
Compuware Corp., Call	765	11	February 2015	(11,475)[f]
Conversant, Inc., Call	54	35	November 2014	(3,240)
Conversant, Inc., Call	273	35	December 2014	(19,110)
Covidien PLC, Put	196	72.5	January 2015	(24,500)
DISH Network Corp., Call	53	60	November 2014	(27,560)
Dresser-Rand Group, Inc., Call	205	85	November 2014	(1,025)[f]
eBay, Inc., Call	106	52.5	December 2014	(18,974)
General Motors Co., Call	102	30	November 2014	(15,912)
Globalstar, Inc., Call	2,132	5	April 2015	(21,320)
Globalstar, Inc., Call	159	6	April 2015	(795)
Groupon, Inc., Call	133	6	November 2014	(18,221)
Groupon, Inc., Call	133	6.5	November 2014	(12,236)
International Game Technology, Call	82	17	November 2014	(1,230)
International Game Technology, Call	73	18	January 2015	(1,825)
iShares Russell 2000 ETF, Put	1,325	85	March 2015	(62,275)
Mead Johnson Nutrition Co., Call	32	95	December 2014	(20,960)
Mead Johnson Nutrition Co., Call	31	105	December 2014	(8,215)

See Notes to Financial Statements

49

Notes to Schedule of Investments (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Pfizer, Inc., Call	53	$30	December 2014	$(2,385)
RealD, Inc., Call	597	10	November 2014	(65,670)
RR Donnelley & Sons Co., Call	89	17	December 2014	(8,010)
S&P 500 Index, Call	23	1,900	November 2014	(266,110)
Salix Pharmaceuticals Ltd., Call	53	120	November 2014	(124,020)
Salix Pharmaceuticals Ltd., Call	31	125	November 2014	(60,450)
Salix Pharmaceuticals Ltd., Call	84	175	November 2014	(11,340)
Shutterfly, Inc., Call	341	45	November 2014	(17,050)
Smith & Nephew PLC, Call	22	32	November 2014	(10,450)
SPDR S&P 500 ETF Trust, Put	5,000	180	December 2014	(350,000)
SPDR S&P 500 ETF Trust, Put	2,000	178	February 2015	(304,000)
SPDR S&P 500 ETF Trust, Put	708	160	March 2015	(70,800)
Star Buffet, Inc., Call	222	35	December 2014	(8,880)[f]
The Brink's Co., Call	115	22.5	December 2014	(575)
T-Mobile US, Inc., Call	413	28	November 2014	(65,667)
Total				$(2,239,676)

≠ Security had an event of default.

¢ All or a portion of this security was purchased on a delayed delivery basis.

£ At October 31, 2014, Absolute Return Multi-Manager had pledged securities in the amount of $76,493,351 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written. At October 31, 2014, Long Short Multi-Manager had pledged securities in the amount of $1,630,442 to cover collateral requirements for borrowing in connection with securities sold short.

a Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

c Payment-in-kind security for which part of the income earned may be paid as additional principal.

f Value of the security was determined using methods the Board has approved in the good faith belief that the resulting valuation will reflect the fair value of security.

ñ Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2014, these securities amounted to $81,788,907 of long positions and $(352,909) of short positions, or 5.0% and (0.0%), respectively, of net assets for Absolute Return Multi-Manager.

N These securities have been deemed by the investment manager to be illiquid. At October 31, 2014, these securities amounted to $8,092,067 or 0.5% of net assets for Absolute Return Multi-Manager.

Ø All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or forward foreign currency contracts and/or swaps and/or futures contracts.

ØØ At October 31, 2014, Absolute Return Multi-Manager had deposited $362,825,084 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. At October 31, 2014, Long Short Multi-Manager had deposited $9,080,875 in one or more accounts to satisfy collateral requirements for
See Notes to Financial Statements

50

Notes to Schedule of Investments (cont'd)

borrowing in connection with securities sold short. In addition, Absolute Return Multi-Manager had deposited $23,994,162 in a segregated account for forward foreign currency contracts, futures and/or swaps.

µ Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2014 and their final maturities.

†† As of October 31, 2014, Absolute Return Multi-Manager's value of unfunded loan commitments was $251,240 pursuant to the following loan agreement:

Borrower	Principal Amount	Value
The SI Organization, Inc., Delayed Draw 1st Lien Term Loan, due 11/23/19	$190,108	$189,811
York Risk Services Group, Inc., Delayed Draw Term Loan, Due 10/1/21	61,854	61,429

††† See Note A-13 in the Notes to Financial Statements for the Funds' open positions in derivatives at October 31, 2014.

See Notes to Financial Statements

51

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	October 31, 2014	October 31, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$1,656,398,269	$31,529,220
Due from Custodian	1,441,901	—
Foreign currency*	7,837,859	692,457
Deposit with broker for short sales (Note A-11)	362,825,084	9,080,875
Deposits with broker for swaps, futures and forward foreign currency contracts (Note A-13)	23,994,162	—
Dividends and interest receivable	3,955,897	37,307
Foreign tax reclaims	58,305	1,230
Receivable for securities sold	77,994,160	1,811,540
Receivable for Fund shares sold	5,515,682	—
Receivable from administrator—net (Note B)	—	1,824
Swaps, at value (Note A-13)	1,576,132	43,238
Receivable for variation margin (Note A-13)	1,916	—
Receivable for open forward foreign currency contracts (Note A-13)	11,190,816	448,447
Prepaid expenses and other assets	79,899	30,610
Total Assets	2,152,870,082	43,676,748
Liabilities
Investments sold short, at value** (Note A)	365,511,610	9,347,745
Option contracts written, at value*** (Note A)	2,239,676	—
Due to Custodian	23,292,234	285,813
Dividends and interest payable for short sales	852,777	16,055
Swaps, at value (Note A-13)	5,280,110	58,528
Payable to administrator—net (Note B)	249,088	—
Payable to investment manager—net (Note B)	2,282,433	44,623
Payable for securities purchased	98,518,512	1,704,332
Payable for Fund shares redeemed	6,558,464	25,938
Payable for open forward foreign currency contracts (Note A-13)	2,237,230	114,315
Accrued expenses and other payables	535,301	142,408
Total Liabilities	507,557,435	11,739,757
Net Assets	$1,645,312,647	$31,936,991
Net Assets consist of:
Paid-in capital	$1,639,244,821	$31,503,986
Undistributed net investment income (loss)	(3,573,831)	(266,354)
Accumulated net realized gains (losses) on investments	13,252,375	94,609
Net unrealized appreciation (depreciation) in value of investments	(3,610,718)	604,750
Net Assets	$1,645,312,647	$31,936,991
Net Assets
Institutional Class	$1,275,342,746	$30,819,967
Class A	242,240,138	866,869
Class C	95,270,772	250,155
Class R6	32,458,991	—

See Notes to Financial Statements

52

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	October 31, 2014	October 31, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	115,917,241	2,966,503
Class A	22,178,025	83,686
Class C	8,884,244	24,307
Class R6	2,947,803	—
Net Asset Value, offering and redemption price per share
Institutional Class	$11.00	$10.39
Class R6	$11.01	$—
Net Asset Value and redemption price per share
Class A	$10.92	$10.36
Offering Price per share
Class A‡	$11.59	$10.99
Net Asset Value and offering price per share
Class C^	$10.72	$10.29
*Cost of Investments:
Unaffiliated issuers	$1,653,311,904	$30,891,833
Total cost of foreign currency	$8,895,035	$729,543
**Proceeds from investments sold short	$354,946,307	$9,034,101
***Premium received from option contracts written	$3,120,532	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

53

Statements of Operations

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	October 31, 2014	For the Period from December 19, 2013 (Commencement of Operations) to October 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$18,656,034	$266,549
Interest income—unaffiliated issuers	12,116,288	—
Foreign taxes withheld (Note A-6)	(365,472)	(9,025)
Total income	$30,406,850	$257,524
Expenses:
Investment management fees (Note B)	20,310,374	318,620
Administration fees (Note B)	739,587	11,245
Administration fees (Note B):
Institutional Class	774,350	16,324
Class A	571,172	928
Class C	135,431	281
Class R6	3,800	—
Distribution fees (Note B):
Class A	713,957	1,160
Class C	677,153	1,405
Shareholder servicing agent fees:
Institutional Class	74,502	2,974
Class A	72,171	1,809
Class C	16,858	1,623
Class R6	2,775	—
Organization expense (Note A-8)	—	108,561
Audit fees	124,457	40,000
Custodian and accounting fees (Note A)	752,447	104,095
Legal fees	267,616	122,902
Registration and filing fees	182,091	39,158
Shareholder reports	177,093	20,000
Trustees' fees and expenses	31,361	33,000
Short sales expense (Note A-11)	2,319,454	39,561
Dividend expense on securities sold short (Note A-11)	6,267,661	110,913
Miscellaneous	104,595	2,572
Total expenses	34,318,905	977,131
Expenses reimbursed by Management (Note B)	(1,165,578)	(479,386)
Expenses reduced by custodian fee expense offset arrangement (Note A-15)	(438)	—
Total net expenses	33,152,889	497,745
Net investment income (loss)	$(2,746,039)	$(240,221)

See Notes to Financial Statements

54

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	October 31, 2014	For the Period from December 19, 2013 (Commencement of Operations) to October 31, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	12,384,419	153,958
Sales of investment securities of unaffiliated issuers sold short	(9,453,567)	(13,868)
Forward foreign currency contracts	380,626	62,647
Foreign currency	(1,705,901)	(126,820)
Option contracts written	11,490,422	1,219
Swap contracts	1,424,980	(9,077)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(3,495,298)	637,387
Unaffiliated investment securities sold short	(8,046,471)	(313,644)
Forward foreign currency contracts	9,108,611	334,132
Foreign currency	(907,777)	(38,600)
Financial futures contracts	(38,769)	—
Option contracts written	(429,887)	—
Swap contracts	(5,050,337)	(14,525)
Net gain (loss) on investments	5,661,051	672,809
Net increase (decrease) in net assets resulting from operations	$2,915,012	$432,588

See Notes to Financial Statements

55

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND		LONG SHORT MULTI-MANAGER FUND
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	Period from December 19, 2013 (Commencement of Operations) to October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(2,746,039)	$(983,344)	$(240,221)
Net realized gain (loss) on investments	14,520,979	3,724,030	68,059
Change in net unrealized appreciation (depreciation) of investments	(8,859,928)	5,099,906	604,750
Net increase (decrease) in net assets resulting from operations	2,915,012	7,840,592	432,588
Distributions to shareholders from (Note A):
Net investment income
Institutional Class	—	(58,599)	—
Net realized gain on investments:
Institutional Class	(2,978,909)	(119,803)	—
Class A	(1,210,727)	(12,381)	—
Class C	(239,295)	(2,073)	—
Total distributions to shareholders	(4,428,931)	(192,856)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	1,255,772,758	308,138,341	31,805,466
Class A	410,998,109	124,995,179	1,304,866
Class C	82,073,906	21,030,909	263,695
Class R6	39,264,828	—	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	2,604,571	172,922	—
Class A	1,098,266	9,064	—
Class C	179,005	1,988	—
Payments for shares redeemed:
Institutional Class	(305,059,216)	(22,848,165)	(1,405,540)
Class A	(296,348,593)	(3,847,011)	(445,888)
Class C	(7,428,396)	(214,708)	(18,196)
Class R6	(6,625,000)	—	—
Net increase (decrease) from Fund share transactions	1,176,530,238	427,438,519	31,504,403
Net Increase (Decrease) in Net Assets	1,175,016,319	435,086,255	31,936,991
Net Assets:
Beginning of period	470,296,328	35,210,073	—
End of period	$1,645,312,647	$470,296,328	$31,936,991
Undistributed net investment income (loss) at end of period	(3,573,831)	25,564	(266,354)

See Notes to Financial Statements

56

Notes to Financial Statements Alternative and
Multi-Asset Class Funds

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust, and is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares; and Absolute Return Multi-Manager offers Class R6 shares. Long Short Multi-Manager had no operations until December 19, 2013, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Funds become aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of Absolute Return Multi-Manager to continue to, and the intention of Long Short Multi-Manager to, qualify for treatment as regulated investment companies by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

57

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: netting of net ordinary losses with short-term capital gains, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Absolute Return Multi-Manager	$84,246	$(853,356)	$769,110
Long Short Multi-Manager	(417)	(26,133)	26,550

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the period ended October 31, 2014 and the year ended October 31, 2013 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2014		2013	2014		2013	2014		2013	2014		2013	2014		2013
Absolute Return Multi-Manager	$4,428,931		$190,445	$—		$—	$—		$2,411	$—		$—	$4,428,931		$192,856
Long Short Multi-Manager	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—

(1) Period from December 19, 2013 (commencement of operations) to October 31, 2014.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Absolute Return Multi-Manager	$37,448,192	$—	$(26,844,450)	$—	$(4,535,916)	$6,067,826
Long Short Multi-Manager	281,920	—	224,305	—	(73,220)	433,005

58

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark to market on certain swap contract transactions, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains.

6 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8 Organization expenses: Costs incurred by Long Short Multi-Manager in connection with its organization, which amounted to $108,561, and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral. Proceeds maintained by the lender are included in the "Deposits with brokers for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Funds are contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. As of October 31, 2014, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged

59

cash in the amount of $362,825,084 and $9,080,875, respectively, to J.P. Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. At October 31, 2014, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged securities in the amount of $76,493,351 and $1,630,442, respectively, to cover collateral requirements for borrowing in connection with securities sold short.

12 Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

13 Derivative instruments: During the year ended October 31, 2014, the Funds' use of derivatives, as described below, was limited to credit default swap contracts, financial futures contracts, equity swaps, total return swaps, forward foreign currency contracts, written option transactions and purchased option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2014, Absolute Return Multi-Manager entered into credit default swaps as part of its investment strategies, to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in the table below.

60

At October 31, 2014, the outstanding credit default swap contracts were as follows:

Absolute Return Multi-Manager:

Credit Default Swap Contracts—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Credit Spread at October 31, 2014	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
J.P. Morgan Chase Bank N.A.	Best Buy Co., Inc., 5.500%, 03/15/21	$3,000,000	5.000%	December 20, 2019	2.737%	$(322,411)	$325,679	$3,268	$(16,250)	$(12,982)
J.P. Morgan Chase Bank N.A.	Darden Restaurants, Inc., 6.200%, 10/15/17	5,000,000	1.000	December 20, 2019	1.858	214,928	(249,374)	(34,446)	(5,417)	(39,863)
J.P. Morgan Chase Bank N.A.	JC Penney Corp., Inc., 6.375%, 10/15/17	1,000,000	5.000	September 20, 2019	8.388	126,952	(69,650)	57,302	(5,417)	51,885
J.P. Morgan Chase Bank N.A.	JC Penney Corp., Inc., 6.375%, 10/15/17	1,000,000	5.000	December 20, 2019	8.529	136,490	(137,280)	(790)	(5,417)	(6,207)
J.P. Morgan Chase Bank N.A.	RadioShack Corp., 6.750%, 05/15/19	1,000,000	5.000	June 20, 2016	61.266	467,484	(467,650)	(166)	(5,417)	(5,583)
J.P. Morgan Chase Bank N.A.	RadioShack Corp., 6.750%, 05/15/19	1,000,000	5.000	June 20, 2016	0.000	492,778	(491,954)	824	11,667	12,491
J.P. Morgan Chase Bank N.A.	Staples, Inc., 4.375%, 01/12/23	1,000,000	1.000	September 20, 2019	1.778	36,257	(49,629)	(13,372)	(1,083)	(14,455)
J.P. Morgan Bank N.A.	Staples, Inc., 01/12/18	2,000,000	1.000	September 20,	1.778	72,515 Chase	(111,936 2.750%, )	(39,421)	(2,167)	(41,588 2019)
J.P. Morgan Chase Bank N.A.	Staples, Inc., 2.750%, 01/12/18	1,000,000	1.000	December 20, 2019	1.888	43,062	(63,792)	(20,730)	(1,083)	(21,813)
Total						$1,268,055	$(1,315,586)	$(47,531)	$(30,584)	$(78,115)

* The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.

(1) For the fiscal year ended October 31, 2014, the average notional value of credit default swap contracts for Absolute Return Multi-Manager was $1,846,154.

61

Financial futures contracts: During the year ended October 31, 2014, Absolute Return Multi-Manager entered into financial futures contracts for economic hedging purposes. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At October 31, 2014, open positions in financial futures contracts were:

Absolute Return Multi-Manager
Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
December 2014	45 U.S. 2 Year Note	Short	$(38,769)

During the year ended October 31, 2014, the average notional value of financial futures contracts was $(9,864,141) for short positions.

Equity swap contracts: During the year ended October 31, 2014, Absolute Return Multi-Manager used equity swaps to provide investment exposure to certain investments, primarily foreign securities. During the period ended October 31, 2014 Long Short Multi-Manager used equity swaps to provide investment exposure to certain foreign investments. Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate on another equity security or basket of securities during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

62

At October 31, 2014, the outstanding equity swaps* for the Funds were as follows:

Absolute Return Multi-Manager
Counterparty	Description	Value
J.P. Morgan Chase Bank N.A.	The Fund receives or pays the total return on long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	$(4,771,290)

* The following table represents the individual long and short positions and related values of the equity swaps as of October 31, 2014.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Australia
Roc Oil Co. Ltd.	414,429	$248,469	$3,172
Brazil
MMX Mineracao e Metalicos SA	4,091,973	4,952,972	281,926
Canada
Athabasca Oil Corp.	1,919,712	11,078,411	(4,861,341)
B2Gold Corp.	115,384	299,907	(107,439)
			(4,968,780)
Finland
Sanitec Corp.	63,975	820,584	314
Vacon OYJ	13,766	580,141	2,765
			3,079
France
Alstom SA	57,781	1,944,744	65,310
Lafarge SA	13,718	951,689	(871)
Plastic Omnium SA	59,268	1,324,014	23,275
Publicis Groupe SA	35,250	2,333,198	108,273
Total SA	37,991	2,389,225	(131,633)
			64,354
Ireland
C&C Group PLC	84,582	432,439	(55,313)
Shire PLC	67,231	5,046,401	(569,118)
			(624,431)
Netherlands
Corio NV	31,311	1,515,631	7,172
Exact Holding NV	17,575	685,661	4,906
Nutreco NV	14,616	719,563	12,255
Royal Dutch Shell PLC	45,910	1,746,118	(104,317)
Ziggo NV	408,374	17,312,557	2,638,168
			2,558,184

63

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Norway
Hurtigruten ASA	190,257	$192,927	$575
Papua New Guinea
New Britain Palm Oil Ltd.	50,201	539,166	6,918
Spain
Cia de Distribucion Integral Logista Holdings SAU	28,456	496,083	17,772
Switzerland
Nobel Biocare Holding AG	78,176	1,382,567	(1,294)
Swisslog Holding AG	184,660	257,408	(230)
			(1,524)
United Kingdom
Anglo American PLC	107,380	2,428,873	(167,445)
Associated British Foods PLC	24,802	1,056,810	35,860
AstraZeneca PLC	6,476	450,802	19,889
Daisy Group PLC	3,730	10,941	8
Diageo PLC	61,710	1,788,973	25,454
Infinis Energy PLC	444,762	1,836,255	(300,869)
International Consolidated Airlines Group SA	120,515	710,978	77,910
Jazztel plc	124,651	1,993,132	(3,063)
Mecom Group PLC	41,141	99,725	(14,167)
Smith & Nephew PLC	19,637	321,513	10,526
Spirit Pub Co. PLC	237,063	389,915	13,017
St. James's Place PLC	98,980	1,124,584	55,036
Synergy Health PLC	17,692	513,252	15,427
TUI Travel PLC	155,515	931,677	59,949
William Hill PLC	198,751	1,090,951	55,230
			(117,238)
United States
Glimcher Realty Trust	245,850	3,331,674	43,847
Kinder Morgan Energy Partners LP	139,242	12,502,411	558,489
Safeway, Inc.	258,548	8,854,130	158,853
			761,189
Total Long Positions of Equity Swap Contracts			(2,014,804)
Short Positions
France
Klepierre	(35,694)	(1,536,344)	(6,839)
Danone SA	(3,225)	(208,376)	(10,749)
			(17,588)
Germany
TUI AG	(62,051)	(866,334)	(80,773)

64

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
South Korea
Halla Visteon Climate Control Corp.	(32,517)	$(1,247,922)	$(204,912)
Switzerland
Holcim Ltd.	(13,718)	(986,914)	15,255
United Kingdom
AMEC PLC	(37,075)	(642,496)	25,684
Liberty Global PLC Series A	(82,961)	(3,267,528)	(504,708)
Liberty Global PLC Series C	(145,949)	(5,647,929)	(842,422)
Greene King PLC	(31,340)	(386,462)	(15,618)
			(1,337,064)
United States
Albemarle Corp.	(23)	(1,222)	(120)
Kinder Morgan, Inc.	(305,371)	(11,181,557)	(636,301)
Washington Prime Group, Inc.	(48,899)	(834,861)	(27,229)
			(663,650)
Total Short Positions of Equity Swap Contracts			(2,288,732)
Total Long and Short Positions of Equity Swap Contracts			(4,303,536)
Financing Costs and Other Payables			(467,754)
Equity Swap Contracts, at Value			$(4,771,290)

(a) Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b) For the fiscal year ended October 31, 2014, the average notional value of equity swap contracts was $61,977,230 for long positions and $(23,620,544) for short positions, respectively, for Absolute Return Multi-Manager.

Long Short Multi-Manager

Counterparty	Description	Value
J.P. Morgan Chase Bank N.A.	The Fund receives or pays the total return on long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	$43,238

* The following table represents the individual long and short positions and related values of the equity swaps as of October 31, 2014.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
France
Alstom SA	2,350	$79,100	$2,650
Plastic Omnium SA	2,650	59,200	1,040
Publicis Groupe SA	1,430	94,652	4,392
Total SA	1,547	97,306	(5,377)
			2,705

65

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Ireland
Shire PLC	1,170	$71,983	$5,934
Netherlands
Royal Dutch Shell PLC	1,882	71,610	(4,307)
United Kingdom
Anglo American PLC	4,370	98,847	(6,815)
Associated British Foods PLC	1,107	47,399	1,371
Diageo PLC	2,510	72,765	1,035
Infinis Energy PLC	18,828	70,298	(5,300)
International Consolidated Airlines Group SA	5,383	31,662	3,575
St. James's Place PLC	4,420	50,219	2,458
William Hill PLC	8,133	44,642	2,260
			(1,416)
Total Long Positions of Equity Swap Contracts			2,916
Short Positions
Halla Visteon Climate Control Corp.	(1,913)	(76,973)	(8,498)
Total Short Positions of Equity Swap Contracts			(8,498)
Total Long and Short Positions of Equity Swap Contracts			(5,582)
Financing Costs and Other Receivables			48,820
Equity Swap Contracts, at Value			$43,238

(a) Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b) For the period ended October 31, 2014, the average notional value of equity swap contracts was $443,577 for long positions and $(193,021) for short positions, respectively, for Long Short Multi-Manager.

Total return swap contracts: During the year ended October 31, 2014, Absolute Return Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. During the period ended October 31, 2014, Long Short Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain foreign investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

66

At October 31, 2014, the outstanding total return swap contracts were as follows:

Absolute Return Multi-Manager Fund

					Rate Type
Swap Counterparty	Notional Amount(2)			Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank N.A.	EUR	(1	) 4,282,016	May 14, 2015	0.010	%(3)	The EURO STOXX 50 Index	$—	$(170,159)	$(170,159)

(1) EUR Euro

(2) For the fiscal year ended October 31, 2014, the average notional value of total return swap contracts for Absolute Return Multi-Manager was $6,443,346.

(3) 1 month EURIBOR minus 0.40% at October 15, 2015.

Long Short Multi-Manager

					Rate Type
Swap Counterparty	Notional Amount(1)			Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Upfront Payments Made (Received)	Total Fair Value
J.P. Morgan Chase Bank N.A.		$159,205		April 2, 2015	Various 0.156 to 0.157%(2)		AMBEV SA	$(141)	$(13,191)	$(194)	$(13,526)
J.P. Morgan Chase Bank N.A.		34,522		April 10, 2015	0.154	(3)	Kia Motors Corp.	(15)	(2,497)	—	(2,512)
J.P. Morgan Chase Bank N.A.		83,309		February 23, 2015	Various 0.156 to 0.157(4)		Piraeus Bank SA	(208)	(34,156)	(571)	(34,935)
J.P. Morgan Chase Bank N.A.	EUR	(5	) 190,111	April 7, 2015	(0.010	)(6)	The EURO STOXX 50 Index	—	(7,555)	—	(7,555)
Totals								$(364)	$(57,399)	$(765)	$(58,528)

(1) For the period ended October 31, 2014, the average notional value of total return swap contracts for Long Short Multi-Manager was $180,876

(2) 1 month LIBOR plus 0.60% at October 15, 2014.

(3) 1 month LIBOR plus 0.75% at October 15, 2014.

(4) 1 month LIBOR plus 1.75% at October 15, 2014.

(5) EUR Euro

(6) 1 month EURIBOR minus 0.40% at October 15, 2014.

Forward foreign currency contracts: During the period ended October 31, 2014, each Fund entered into forward foreign currency contracts ("forward contracts") to hedge foreign currency.

67

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2014, open forward contracts for each Fund were as follows:

Absolute Return Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	8,507,725	$7,600,895	11/20/14	$(122,632)
Czech Koruna	J.P. Morgan Chase Bank N.A.	41,918,999	1,931,286	11/20/14	(42,698)
Euro	J.P. Morgan Chase Bank N.A.	10,701,426	13,606,141	11/20/14	(194,221)
Japanese Yen	J.P. Morgan Chase Bank N.A.	3,390,015,151	31,876,283	11/20/14	(1,692,374)
Norwegian Krone	J.P. Morgan Chase Bank N.A.	8,623,346	1,318,066	11/20/14	(40,307)
Pound Sterling	J.P. Morgan Chase Bank N.A.	658,950	1,059,945	11/20/14	(5,965)
Pound Sterling	J.P. Morgan Chase Bank N.A.	19,000	30,862	12/03/14	(475)
South African Rand	J.P. Morgan Chase Bank N.A.	57,799,100	5,318,049	11/20/14	(91,948)
Swedish Krona	J.P. Morgan Chase Bank N.A.	15,220,000	2,086,678	11/28/14	(25,404)
Swiss Franc	J.P. Morgan Chase Bank N.A.	1,732,302	1,806,140	11/20/14	(5,472)
Total					$(2,221,496)
Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	11,752,125	$10,701,398	11/20/14	$371,318
Australian Dollar	J.P. Morgan Chase Bank N.A.	3,960,000	3,515,353	11/28/14	36,386
Brazilian Real	J.P. Morgan Chase Bank N.A.	11,872,700	4,759,551	11/20/14	(7,283)
Canadian Dollar	J.P. Morgan Chase Bank N.A.	3,944,095	3,559,639	11/20/14	61,520
Czech Koruna	J.P. Morgan Chase Bank N.A.	41,918,999	1,918,737	11/20/14	30,150
Euro	J.P. Morgan Chase Bank N.A.	20,536,167	27,187,946	11/20/14	1,450,308
Euro	J.P. Morgan Chase Bank N.A.	8,340,000	10,637,671	11/28/14	184,779
Euro	J.P. Morgan Chase Bank N.A.	502,000	650,472	12/03/14	21,273
Hong Kong Dollar	J.P. Morgan Chase Bank N.A.	26,891,204	3,470,020	11/20/14	2,429
Japanese Yen	J.P. Morgan Chase Bank N.A.	10,685,946,456	103,904,638	11/20/14	8,759,450
Korean Won	J.P. Morgan Chase Bank N.A.	937,150,500	867,844	11/20/14	(8,451)
Norwegian Krone	J.P. Morgan Chase Bank N.A.	8,623,346	1,302,256	11/20/14	24,497
Pound Sterling	J.P. Morgan Chase Bank N.A.	470,011	762,593	11/20/14	10,819
Pound Sterling	J.P. Morgan Chase Bank N.A.	556,000	898,807	12/03/14	9,584

68

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
South African Rand	J.P. Morgan Chase Bank N.A.	85,276,368	$7,855,577	11/20/14	$145,025
Swiss Franc	J.P. Morgan Chase Bank N.A.	1,732,302	1,883,946	11/20/14	83,278
Total					$11,175,082

Long Short Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	356,500	$318,534	11/20/14	$(5,172)
Czech Koruna	J.P. Morgan Chase Bank N.A.	1,701,021	78,369	11/20/14	(1,733)
Euro	J.P. Morgan Chase Bank N.A.	438,938	558,257	11/20/14	(8,143)
Japanese Yen	J.P. Morgan Chase Bank N.A.	178,616,607	1,681,913	11/20/14	(91,552)
Norwegian Krone	J.P. Morgan Chase Bank N.A.	350,217	53,535	11/20/14	(1,642)
Pound Sterling	J.P. Morgan Chase Bank N.A.	33,024	53,363	11/20/14	(541)
South African Rand	J.P. Morgan Chase Bank N.A.	2,390,400	219,939	11/20/14	(3,803)
Swedish Krona	J.P. Morgan Chase Bank N.A.	903,000	123,802	11/28/14	(1,507)
Swiss Franc	J.P. Morgan Chase Bank N.A.	70,424	73,426	11/20/14	(222)
Total					$(114,315)

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank N.A.	489,000	$445,420	11/20/14	$15,590
Australian Dollar	J.P. Morgan Chase Bank N.A.	235,000	208,613	11/28/14	2,159
Canadian Dollar	J.P. Morgan Chase Bank N.A.	152,210	137,274	11/20/14	2,275
Czech Koruna	J.P. Morgan Chase Bank N.A.	1,701,021	77,859	11/20/14	1,223
Euro	J.P. Morgan Chase Bank N.A.	806,478	1,066,879	11/20/14	56,133
Euro	J.P. Morgan Chase Bank N.A.	495,000	631,373	11/28/14	10,967
Hong Kong Dollar	J.P. Morgan Chase Bank N.A.	1,130,900	145,930	11/20/14	102
Japanese Yen	J.P. Morgan Chase Bank N.A.	423,614,662	4,120,418	11/20/14	348,651
Norwegian Krone	J.P. Morgan Chase Bank N.A.	350,217	52,888	11/20/14	995
Pound Sterling	J.P. Morgan Chase Bank N.A.	26,100	42,667	11/20/14	921
South African Rand	J.P. Morgan Chase Bank N.A.	3,525,664	324,829	11/20/14	6,045
Swiss Franc	J.P. Morgan Chase Bank N.A.	70,424	76,590	11/20/14	3,386
Total					$448,447

For the period ended October 31, 2014, Absolute Return Multi-Manager's and Long Short Multi-Manager's investments in forward contracts had an average value of $85,830,160 and $3,323,374, respectively.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If

69

a covered call or put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Absolute Return Multi-Manager and Long Short Multi-Manager for the period ended October 31, 2014. Written option transactions for Absolute Return Multi-Manager and Long Short Multi-Manager for the period ended October 31, 2014 were:

Absolute Return Multi-Manager

	Number of Contracts	Value when written
Outstanding at October 31, 2013	7,896	$2,236,061
Options written	125,132	16,706,115
Options terminated in closing purchase transactions	(46,641)	(7,417,673)
Options exercised	(788)	(99,968)
Options expired	(56,463)	(8,304,003)
Outstanding at October 31, 2014	29,136	$3,120,532

Long Short Multi-Manager

	Number of Contracts	Value when written
Outstanding at October 31, 2013	—	$—
Options written	12	1,219
Options terminated in closing purchase transactions	(12)	(1,219)
Options exercised	—	—
Options expired	—	—
Outstanding at October 31, 2014	—	$—

For the period ended October 31, 2014, Absolute Return Multi-Manager and Long Short Multi-Manager had an average market value of $(1,523,666) and $0, respectively, in written options.

Premiums paid by a Fund upon purchasing a covered call or put option are recorded in the assets section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of each Fund to certain securities and enhance returns for the period ended October 31, 2014. Purchased option transactions for each Fund for the period ended October 31, 2014 were:

Absolute Return Multi-Manager

	Number of Contracts	Value when Purchased
Outstanding at October 31, 2013	9,528	$3,995,043
Options purchased	158,490	38,561,584
Options terminated in closing sale transactions	(53,093)	(17,241,992)
Options exercised	(217)	(189,090)
Options expired	(73,883)	(15,865,885)
Outstanding at October 31, 2014	40,825	$9,259,660

70

Long Short Multi-Manager

	Number of Contracts	Value when Purchased
Outstanding at October 31, 2013	—	$—
Options purchased	45	21,318
Options terminated in closing sale transactions	(5)	(4,873)
Options exercised	—	—
Options expired	(40)	(16,445)
Outstanding at October 31, 2014	—	$—

For the period ended October 31, 2014, Absolute Return Multi-Manager and Long Short Multi-Manager had an average market value of $4,213,985 and $644 in purchased options, respectively.

At October 31, 2014, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Absolute Return Multi-Manager

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Total
Swap contracts	Swaps, at value	$1,576,132	$—	$—	$1,576,132
Forward contracts	Receivable for open forward foreign currency contracts		11,190,816	—	11,190,816
Option contracts purchased	Investments in securities, at value	—	—	6,468,875	6,468,875
Total Value—Assets		$1,576,132	$11,190,816	$6,468,875	$19,235,823

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Total
Swap contracts	Swaps, at value	$(338,661)	$—	$(4,941,449)	$(5,280,110)
Forward contracts	Payable for open forward foreign currency contracts		(2,237,230)	—	(2,237,230)
Option contracts written	Written options,	—	—	(2,239,676)	(2,239,676 at value )
Total Value—Liabilities		$(338,661)	$(2,237,230)	$(7,181,125)	$(9,757,016)

71

Long Short Multi-Manager

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Foreign Currency Risk	Equity Risk	Total
Swap contracts	Swaps, at value	$—	$43,238	$43,238
Forward contracts	Receivable for open forward foreign currency contracts	448,447	—	448,447
Total Value—Assets		$448,447	$43,238	$491,685

Liability Derivatives

Derivative Type	Statement of Liabilities Location	Currency Risk	Assets and Equity Risk	Foreign Total
Swap contracts	Swaps, at value	$—	$(58,528)	$(58,528)
Forward contracts	Payable for open forward foreign currency contracts	(114,315)	—	(114,315)
Total Value—Liabilities		$(114,315)	$(58,528)	$(172,843)

The impact of the use of these derivative instruments on the Statements of Operations during the period ended October 31, 2014, was as follows:

Absolute Return Multi-Manager

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$—	$380,626	$—	$380,626
Futures contracts	Net realized gain (loss) on: financial futures contracts	—	—	—	—
Option contracts written	Net realized gain (loss) on: options contracts written	—	—	11,490,422	11,490,422
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(21,564,232)	(21,564,232)
Swap contracts	Net realized gain (loss) on: swaps contracts	6,168	—	1,418,812	1,424,980
Total Realized Gain (Loss)		$6,168	$380,626	$(8,654,998)	$(8,268,204)

72

Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$—	$9,108,611	$—	$9,108,611
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	—	—	(38,769)	(38,769)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options contracts written	—	—	(429,887)	(429,887)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(641,039)	(641,039)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	(78,115)	—	(4,972,221)	(5,050,336)
Total Change in Appreciation (Depreciation)		$(78,115)	$9,108,611	$(6,081,916)	$2,948,580

Long Short Multi-Manager

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$62,647	$—	$62,647
Option contracts written	Net realized gain (loss) on: options contracts written	—	1,219	1,219
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	(18,057)	(18,057)
Swap contracts	Net realized gain (loss) on: swap contracts	—	(9,077)	(9,077)
Total Realized Gain (Loss)		$62,647	$(25,915)	$36,732

73

Change in Appreciation (Depreciation)
Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$334,132	$—	$334,132
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	(14,525)	(14,525)
Total Change in Appreciation (Depreciation)		$334,132	$(14,525)	$319,607

During the current reporting period, the Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Funds for assets and pledged by the Funds for liabilities as of October 31, 2014.

Absolute Return Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Credit default swap contracts	$1,576,132	$—	$1,576,132
Forward contracts	11,190,816	—	11,190,816
Total	$12,766,948	$—	$12,766,948

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank N.A.	$12,766,948	$(2,237,230)	$—	$10,529,718

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Credit default swap contracts	$(338,661)	$—	$(338,661)
Equity swap contracts	(4,771,290)	—	(4,771,290)
Total return swap contracts	(170,159)	—	(170,159)
Forward contracts	(2,237,230)	—	(2,237,230)
Total	$(7,517,340)	$—	$(7,517,340)

74

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank N.A.	$(7,517,340)	$2,237,230	$5,280,110	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of October 31,2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2014.

Long Short Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Equity swap contracts	$43,238	$—	$43,238
Forward contracts	448,447	—	448,447
Total	$491,685	$—	$491,685

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank N.A.	$491,685	$(114,315)	$—	$377,370

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Total return swap contracts	$(58,528)	$—	$(58,528)
Forward contracts	(114,315)	—	(114,315)
Total	$(172,843)	$—	$(172,843)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank N.A.	$(172,843)	$114,315	$58,528	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of October 31,2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2014.

75

14 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15 Expense offset arrangement: Absolute Return Multi-Manager has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2014, the impact of this arrangement was a reduction of expenses of $438.

16 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the period ended October 31, 2014, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.65% and 1.70% of Absolute Return Multi-Manager's and Long Short Multi- Manager's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of each Fund pays Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of Absolute Return Multi-Manager pays Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to each Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, as of August 12, 2014, fees related to short sales and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the period ended October 31, 2014, there was no repayment to Management under these agreements.

76

At October 31, 2014, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2012	2013	2014
	Contractual Expense		Subject to Repayment until October 31,
Class	Limitation(1)	Expiration	2015	2016	2017
Absolute Return Multi-Manager Institutional Class(2)	1.97%	10/31/17	$816,372	$447,655	$759,554
Absolute Return Multi-Manager Class A(2)	2.33%	10/31/17	24,960	165,195	316,015
Absolute Return Multi-Manager Class C(2)	3.08%	10/31/17	4,503	23,788	71,856
Absolute Return Multi-Manager Class R6(2)	1.90%	10/31/17	—	—	18,153	(4)
Long Short Multi-Manager Institutional Class	1.97%	10/31/17	—	—	459,171	(3)
Long Short Multi-Manager Class A	2.33%	10/31/17	—	—	13,772	(3)
Long Short Multi-Manager Class C	3.08%	10/31/17	—	—	6,443	(3)

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Prior to February 28, 2013, the contractual expense limitations were 2.45%, 2.81% and 3.56% for the Institutional Class, Class A and Class C shares, respectively. In addition, from January 2, 2013 to February 28, 2013, Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class, Class A and Class C shares so that their Operating Expenses were limited to 1.97%, 2.33% and 3.08%, respectively, per annum of their average daily net assets. These voluntarily waived fees are not subject to recovery by Management.

(3) Period from December 19, 2013 (Commencement of Operations) to October 31, 2014.

(4) Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

NB Alternative Investment Management LLC ("NBAIM"), as the investment adviser to the Funds, is retained by Management to provide day-to-day investment management services, including oversight of each Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM engage Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Loeb Arbitrage Management LP, MacKay Shields LLC, SLS Management, LLC, Sound Point Capital Management, L.P., and Visium Asset Management, LP as subadvisers of Absolute Return Multi-Manager to provide investment management services. Management and NBAIM engage Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P. and SLS Management, LLC as subadvisers of Long Short Multi-Manager to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from each Fund.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale

77

and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the period ended October 31, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Absolute Return Multi-Manager Class A	$83,937	$—	$—	$—
Absolute Return Multi-Manager Class C	—	27,654	—	—
Long Short Multi-Manager Class A	285	—	—	—
Long Short Multi-Manager Class C	—	172	—	—

Note C—Securities Transactions:

During the period ended October 31, 2014, there were purchase and sale transactions of long-term securities (excluding swap contracts, forward foreign currency contracts, futures contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Absolute Return Multi-Manager	$3,407,773,151	$1,647,946,099	$2,379,985,171	$1,391,402,032
Long Short Multi-Manager	45,460,541	34,689,747	23,623,498	25,668,684

During the period ended October 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

78

Note D—Fund Share Transactions:

Share activity for the period ended October 31, 2014 and for the year ended October 31, 2013 was as follows:

	For the Period Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Absolute Return Multi-Manager
Institutional Class	113,457,577	238,078	(27,639,014)	86,056,641	28,662,260	17,121	(2,140,871)	26,538,510
Class A	37,374,025	100,758	(26,819,529)	10,655,254	11,706,206	898	(359,746)	11,347,358
Class C	7,568,959	16,621	(687,034)	6,898,546	1,982,903	198	(20,340)	1,962,761
Class R6	3,539,971	—	(592,168)	2,947,803	—	—	—	—
Long Short Multi-Manager
Institutional Class(1)	3,102,815	—	(136,312)	2,966,503	—	—	—	—
Class A(1)	126,914	—	(43,228)	83,686	—	—	—	—
Class C(1)	26,084	—	(1,777)	24,307	—	—	—	—

(1) Period from December 19, 2013 (Commencement of Operation) to October 31, 2014.

79

This page has been left blank intentionally

80

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% ot (0.00%) respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Absolute Return Multi-Manager Fund
Institutional Class
10/31/14	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00	1.96%		$1,275.3	2.64%	2.13%	2.55	%Ø	2.04	%Ø	(0.10%)		329%	257%
10/31/13	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86	9.19%		$324.3	2.89%	2.60%	2.30	%Ø	2.01	%Ø	(0.74%)		421%	330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00	0.00	%**	$33.2	7.86%*‡	7.50%*‡	2.81	%*‡	2.45	%*‡	(1.81	%)*‡	270%**	213%**
Class A
10/31/14	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92	1.60%		$242.2	3.02%	2.49%	2.90	%Ø	2.38	%Ø	(0.40%)		329%	257%
10/31/13	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82	8.70%		$124.7	3.27%	2.99%	2.62	%Ø	2.34	%Ø	(1.17%)		421%	330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99	(0.10	%)**	$1.8	8.67%*‡	8.26%*‡	3.22	%*‡	2.81	%*‡	(2.02	%)*‡	270%**	213%**
Class C
10/31/14	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72	0.77%		$95.3	3.77%	3.26%	3.66	%Ø	3.15	%Ø	(1.18%)		329%	257%
10/31/13	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71	8.03%		$21.3	4.01%	3.72%	3.38	%Ø	3.09	%Ø	(1.94%)		421%	330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95	(0.50	%)**	$0.2	13.12%*‡	12.74%*‡	3.94	%*‡	3.56	%*‡	(2.86	%)*‡	270%**	213%**

See Notes to Financial Highlights

81

82

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Absolute Return Multi-Manager (cont'd)
Class R6
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01	0.18	%**	$32.5	2.56	%*	2.08	%*	2.46	%*Ø	1.98	%*Ø	0.10	%*	329%		257%
Long Short Multi-Manager
Institutional Class
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.11)	$0.50	$0.39	$—	$—	$—	$—	$10.39	3.90	%**	$30.8	5.09	%*‡	4.50	%*‡	2.64	%*‡	2.05	%*‡	(1.26	%)*‡	293	%**	168	%**
Class A
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.15)	$0.51	$0.36	$—	$—	$—	$—	$10.36	3.60	%**	$0.9	5.87	%*‡	5.30	%*‡	2.99	%*‡	2.42	%*‡	(1.66	%)*‡	293	%**	168	%**
Class C
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.21)	$0.50	$0.29	$—	$—	$—	$—	$10.29	2.90	%**	$0.3	8.18	%*‡	7.59	%*‡	3.73	%*‡	3.15	%*‡	(2.34	%)*‡	293	%**	168	%**

See Notes to Financial Highlights

83

84

Notes to Financial Highlights

@ Calculated based on the average number of shares outstanding during the fiscal period.

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

** Not annualized.

* Annualized.

^ The date investment operations commenced.

Ø After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Expenses on Securities Sold Short	Excluding Expenses on Securities Sold Short	Including Expenses on Securities Sold Short	Excluding Expenses on Securities Sold Short
	Year Ended October 31, 2014		Year Ended October 31, 2013
Absolute Return Multi-Manager Fund Institutional Class	2.55%	2.04%	2.30%	2.01%
Absolute Return Multi-Manager Fund Class A	2.90%	2.38%	2.63%	2.35%
Absolute Return Multi-Manager Fund Class C	3.66%	3.15%	3.39%	3.10%
Absolute Return Multi-Manager Fund Class R6	2.46%	1.98%	—	—

85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Long Short Multi-Manager Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund (the "Funds"), two of the series constituting the Neuberger Berman Alternative Funds, (the "Funds"), including the schedules of investments, as of October 31, 2014, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund, at October 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 29, 2014

86

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Blue Jay Capital Management, LLC
2121 Avenue of the Stars, Suite 2420
Los Angeles, CA 90067

Cloud Gate Capital LLC
900 North Michigan Avenue, Suite 1600
Chicago, IL 60611

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
1599 Post Road East
Westport, CT 06880

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

Loeb Arbitrage Management LP
125 Broad
New York, NY 10006

MacKay Shields LLC
1345 Avenue of the Americas, 43rd Floor
New York, NY 10105

SLS Management, LLC
140 West 57th Street, 7th Floor
New York, New York 10019

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

Visium Asset Management, LP
888 Seventh Avenue, 22nd Floor
New York, NY 10019

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

87

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBAIM. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

88

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

89

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

90

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

91

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

92

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

93

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

94

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2015 you will receive information to be used in filing your 2014 tax returns, which will include a notice of the exact tax status of all distributions paid to you by a Fund during calendar year 2014. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the period ended October 31, 2014, Absolute Return Multi-Manager designates $4,428,931, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2014 will be reported in conjunction with Form 1099-DIV.

95

Board Consideration of the Existing Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management ("Management Agreement"), the advisory agreement between NB Alternative Investment Management LLC ("NBAIM") and Management ("Advisory Agreement") and separate sub-advisory agreements among Management, NBAIM and each of the following subadvisers (each a "Subadviser"): Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Loeb Arbitrage Management LP, MacKay Shields LLC, SLS Management, LLC, Sound Point Capital Management, L.P., and Visium Asset Management, LP (each, a "Sub-Advisory Agreement"; collectively with the Management Agreement and Advisory Agreement, the "Agreements") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("Fund"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management, NBAIM, and each Subadviser in response to questions submitted by the Board and counsel for the Independent Fund Trustees and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBAIM have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, NBAIM and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with such counsel separately from representatives of Management and NBAIM.

In connection with its approval of the continuation of the Agreements, the Board evaluated the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management, NBAIM and the Subadvisers; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies, and the contribution of each sleeve to the Fund's overall performance; (3) the costs of the services provided and the loss realized by Management, its affiliates and each Subadviser from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify

96

any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, NBAIM and each Subadviser, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, NBAIM and each Subadviser who performs services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board noted that Management and NBAIM, together with the Fund, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees of the Board approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board noted that under the multi-manager arrangement, NBAIM is continually assessing the need for new subadvisers and the appropriateness of potential candidates, and noted the likelihood Management and/or NBAIM would in the future have to due diligence additional subadvisers. The Board noted that NBAIM is responsible for allocating the Fund's portfolio among the various Subadvisers and determining when and how to rebalance the allocations among the Subadvisers in the wake of disparate growth and changes in the markets and the broader economy, subject to Management's general oversight.

The Board further noted that Management and NBAIM are responsible for overseeing the Subadvisers pursuant to the Agreements and related subadviser oversight policies and procedures approved by the Board. Under these procedures, NBAIM is responsible for overseeing the investment performance of the Subadvisers and evaluating the risk and return of each Subadviser and the Fund as a whole, in addition to other significant oversight responsibilities, subject to Management's general oversight. The Board also considered that Management's responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBAIM, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the experience and staffing of the portfolio management and investment research personnel of NBAIM, and the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Subadviser. In addition, the Board considered the scope and compliance history of the compliance programs of Management, NBAIM and each Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management, NBAIM or any Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, NBAIM and the Subadvisers in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management, NBAIM and the Subadvisers in this context.

The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM monitored the quality of the execution services provided by each Subadviser. The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadviser, and the types of benefits potentially derived from such services by the Subadviser, the Fund and other clients of the Subadviser.

With respect to investment performance, the Board considered information regarding the Fund's performance on both an absolute basis and relative to an appropriate market index and the average performance of a composite peer group (as

97

constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also considered information regarding each Subadviser's performance. The Board also reviewed the Fund's performance in relation to certain measures of the degree of investment risk undertaken by the Subadvisers. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Subadviser's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management and NBAIM or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. Noting that the Fund's management fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. The Board noted that Management incurred a loss on the Fund during the review period. In addition, the Board considered the contractual limit on expenses for each class of the Fund. Management indicated that similar comparative information was not available with respect to the amount paid to NBAIM or to each Subadviser. The Board did, however, consider the allocation of duties and responsibilities among Management, NBAIM, and the Subadvisers and, in light of that, the amount of fees retained by each. The Board noted, however, that Management, and not the Fund, pays the fee to NBAIM and the Subadvisers. In this connection, the Board considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts in the selection of subadvisers. The Board considered the fees the Subadvisers charge for similar products, if any. The Board also considered fees charged to an unregistered fund of funds managed by NBAIM that uses some of the same strategies used by the Fund and noted differences that reduced the usefulness of the comparison. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. It also considered whether the fee was set at an appropriate level and compared the fee structure to that of the peer group. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. It also considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees and, as a general matter, the way in which such breakpoints should factor into the fees paid by the Fund. The Board recognized that Management, NBAIM, and the Subadvisers should each be entitled to earn a reasonable level of profits for services they provide to the Fund, and, based on its review, concluded that the reported level of profitability of Management, NBAIM, and the Subadvisers, if any, was reasonable.

Conclusions as to Existing Agreements

In approving the Agreements, the Board concluded that each Agreement is fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBAIM, and each Subadviser could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time, or, in the case of an underperforming Subadviser,

98

that it retained confidence in the Subadviser's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Board Consideration of Additional Sub-Advisory Agreements

At meetings held on October 6-7, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considered and approved the separate sub-advisory agreements ("Sub-Advisory Agreements") among Management, NB Alternative Investment Management LLC ("NBAIM") and each of Blue Jay Capital Management, LLC and Cloud Gate Capital LLC (each an "Additional Subadviser"), each of which would be responsible for managing a portion of the assets of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund (each a "Fund").

In evaluating the Sub-Advisory Agreements, the Board, including the Independent Trustees, reviewed materials furnished by each Additional Subadviser. In addition, the Board, including the Independent Trustees, met with senior representatives of each Additional Subadviser regarding its personnel and operations. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Management and NBAIM.

The Board noted that Management and NBAIM, together with the Funds, had received an order from the SEC that permits Management to add or replace subadvisers to the Funds without a shareholder vote, provided the Independent Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for each Fund and then identifying the subadvisers who will carry out the different portions of that program based on the NBAIM's due diligence of those subadvisers. The Board further noted that Management and NBAIM, pursuant to their agreements with each Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the subadvisers.

The Board evaluated the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered the following factors with respect to each Fund, among others, in connection with its approval of the Sub-Advisory Agreements: (1) the nature, extent, and quality of the services to be provided by each Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of services to be provided to each Fund by each Additional Subadviser under the Sub-Advisory Agreements. The Board considered the experience and staffing of the portfolio management and investment research personnel of each Additional Subadviser who would perform services for the Funds, as well as the resources available to each. With respect to each Additional Subadviser, the Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Funds, noting that the accounts may not be subject to the same 1940 Act restrictions as the Funds. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Additional Subadvisers and noted that Management and NBAIM would monitor the quality of the execution services provided by each Additional Subadviser.

The Board also reviewed whether the Additional Subadvisers would use brokers to execute transactions for each Fund that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Funds and other clients of the Additional Subadviser. The Board also considered the compliance programs and compliance history of each Additional Subadviser, including the Fund's Chief

99

Compliance Officer's and NBAIM's assessment of the compliance programs of the Additional Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving an Additional Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Funds.

With respect to the overall fairness of the Sub-Advisory Agreements, the Board had previously considered each Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to each Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profits or losses that would be realized by each Additional Subadviser, as well as the fees each Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Funds, pays the fee to the Additional Subadvisers and therefore the fees charged by the Additional Subadvisers will not change the overall expenses of each Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and any Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreements will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by each Fund.

Conclusions as to Additional Sub-Advisory Agreements

In approving the Sub-Advisory Agreements, the Board concluded that each Sub-Advisory Agreement is fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that each Additional Subadviser could be expected to provide a high level of service to each Fund; that each Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to each Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to each Fund.

100

Investment manager: Neuberger Berman Management LLC

Investment adviser: NB Alternative Investment Management LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

M0257 12/14

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Flexible Select Fund

Global Allocation Fund

Inflation Navigator Fund
(Formerly Dynamic Real Return Fund)

Long Short Fund

Annual Report

October 31, 2014

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Flexible Select Fund	2
Global Allocation Fund	6
Inflation Navigator Fund (Formerly Dynamic Real Return Fund)	9
Long Short Fund	12
FUND EXPENSE INFORMATION	18
SCHEDULE OF INVESTMENTS/TOP TEN HOLDINGS
Flexible Select Fund	20
Global Allocation Fund	25
Positions by Industry	29
Inflation Navigator Fund (Formerly Dynamic Real Return Fund)	31
Long Short Fund	35
FINANCIAL STATEMENTS	47
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Flexible Select Fund	79
Global Allocation Fund	79
Inflation Navigator Fund (Formerly Dynamic Real Return Fund)	81
Long Short Fund	81
Reports of Independent Registered Public Accounting Firms	86
Directory	88
Trustees and Officers	89
Proxy Voting Policies and Procedures	96
Quarterly Portfolio Schedule	96
Notice to Shareholders	97
Board Consideration of the Management and Sub-Advisory Agreements	98

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Navigator Fund and Neuberger Berman Long Short Fund.

The global financial markets faced a number of challenges during the reporting period, but generally produced positive results. After a lengthy period of relatively low volatility, the markets experienced sharp fluctuations at times over the 12 months ended October 31, 2014. This was triggered by a number of factors, including signs of moderating global growth, uncertainty regarding future central bank monetary policy and several geopolitical issues. While U.S. equities largely overcame these challenges and posted strong returns during the period, emerging market equities produced only a modest gain and international developed market equities were largely flat. After a difficult start, the fixed income market rallied and generated a positive return for the period. Among the best performers were emerging market debt, high yield and investment grade corporate bonds.

Looking ahead, while growth in many other developed countries—including those in the eurozone and Japan—are facing stiff challenges, the U.S. economy appears to be on relatively solid footing. Against this backdrop, the U.S. Federal Reserve concluded its third round of quantitative easing in October 2014 and all eyes are on when the central bank will begin raising interest rates. In contrast, the European Central Bank and Bank of Japan are anticipated to remain highly accommodative. Elsewhere, growth in China has moderated, which could impact growth in many developing countries. While the markets could remain volatile in the coming year, we believe this could lead to attractive opportunities for long-term investors.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Flexible Select Fund Commentary (Unaudited)

Neuberger Berman Flexible Select Fund Institutional Class generated an 11.16% total return for the 12 months ended October 31, 2014, but underperformed its benchmark, the Russell 3000® Index, which provided a 16.07% return. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund seeks to provide long-term capital appreciation with lower volatility than the broader equity market, with a focus on mitigating downside risk. To pursue this objective, the Fund combines the core securities selected by a diversified group of experienced Neuberger Berman portfolio managers, who have the flexibility to use an all-cap, all style equity approach in addition to the incidental use of cash and bonds in an attempt to decrease risk. As of October 31, 2014, the allocation was 86.3% equity, 6.5% fixed income and 7.2% cash and cash equivalents.

While volatility in the equity markets has picked up in recent months, a number of macroeconomic factors have served as a reminder to us that growth in the United States has been moving in the right direction. Solid GDP growth (3.5% initial reading for the third quarter of 2014, following a 4.6% increase in the second quarter), an improving job market, and positive indicators in housing, earnings, and factory activity have all generally continued to point to a strengthening U.S. economy. The U.S. Federal Reserve (Fed) ended its bond buying program in October, as was widely expected. Growth in other regions of the world—particularly China and Europe—has meanwhile slowed down in recent months, and global central bank policy has started to diverge. The dollar has gained strength in anticipation of continuing divergence among global central bank policies.

The presence of cash and fixed income in the portfolio detracted from returns relative to the benchmark over the course of the fiscal year. However, cash and bonds have helped keep the portfolio's volatility at roughly 85% that of the benchmark.

In the equity portion of the portfolio, the Energy sector had the largest negative contribution to relative performance during the 12-month period. The overweight to oil-price-sensitive sectors (energy producers and oil services companies) detracted from performance during a period of declining oil prices. The second-largest negative contribution came from the Information Technology sector—in particular, underweights to select social media names and a large device manufacturer. Security selection had a negative contribution to relative performance in six of the 10 GICS (Global Industry Classification Standard) sectors. The largest positive security selection contribution came from Industrials, including contributions from two holdings in the transportation and aerospace industries.

From a sector perspective, the Industrials sector has been the portfolio's largest overweight versus the benchmark. Our portfolio managers are optimistic about the momentum of the U.S. economy and believe there is a trend towards re-industrialization in the U.S. Within the sector, they are overweighted in the theme of transportation. The portfolio managers' second largest overweight during the fiscal year period was to the Energy sector. They continue to find this sector attractive for the longer term and favor exploration and production oil companies, as well as natural gas companies that can take advantage of unconventional drilling technology. We are optimistic about the prospects for energy independence in the U.S. in light of the new technologies. The portfolio is also overweighted to Materials and Utilities.

The portfolio's largest underweight continues to be Financials, a sector the portfolio managers see as "under-earning and over-regulated." Within the sector, the portfolio managers continue to be generally negative on banks but are overweighted to exchanges and select specialty real estate investment trusts. The portfolio's second-largest underweight is Consumer Staples, which many of the portfolio managers currently find expensive. Other underweight sectors include Information Technology, Telecommunication Services and Consumer Discretionary.

Overall, we are optimistic on the equity markets. In our view, low commodity prices, a stronger dollar, improving earnings expectations and solid leading economic indicators are contributing to a relatively benign backdrop for equities. While the Fed looks likely to start raising interest rates next year, we generally believe that central bank policy will continue to be supportive and that any policy normalization would be accompanied by stronger economic conditions.

However, with the Russell 3000 up 9.9% year to date (through October 31, 2014), slowing growth in Europe and China, and continuing geopolitical uncertainties, the path forward may be a bit uneven.

Sincerely,

JOSEPH V. AMATO
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Flexible Select Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFLIX
Class A	NFLAX
Class C	NFLCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.3%
Consumer Staples	5.2
Energy	9.3
Financials	12.7
Health Care	12.8
Industrials	12.4
Information Technology	15.0
Materials	4.6
Telecommunication Services	0.8
Utilities	3.4
Mutual Funds	6.3
Other	0.0
Short-Term Investments	7.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2014
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	05/31/2013	11.16%	13.71%
Class A	05/31/2013	10.80%	13.31%
Class C	05/31/2013	9.88%	12.42%
With Sales Charge
Class A		4.41%	8.69%
Class C		8.88%	12.42%
Index
Russell 3000® Index[1,2]		16.07%	17.19%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.75%, 4.85% and 6.46% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21% and 1.96% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Flexible Select Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund1 Institutional Class generated a 1.37% total return for the 12 months ended October 31, 2014 but underperformed its custom benchmark, a 50/50 combination of the MSCI World Index and the J.P. Morgan Global Government Bond Index, which provided a 4.26% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of heightened volatility, the global financial markets largely generated positive results during the reporting period. Investor sentiment was challenged at times over concerns about global growth, uncertainties regarding future monetary policy and a host of geopolitical issues. Regardless of these headwinds, U.S. equities rallied sharply during the period, whereas international developed equities were largely flat and emerging market equities posted a modest gain. Within the fixed income market, most non-Treasury securities produced positive returns and outperformed equal-duration Treasuries. Elsewhere, the currency markets fluctuated, partially driven by diverging central bank monetary policy, which prompted a sharp rally for the U.S. dollar toward the end of the reporting period.

Equity security selection strategy detracted from the Fund's performance during the period. In particular, holdings in the Information Technology and Consumer Discretionary sectors, along with some short positions in real estate investment trusts, were negative for results. On the other hand, security selection in the Industrials and Materials sectors added the most value. On a regional basis, equity holdings in the U.S. were a drag on performance, whereas security selection in the UK and Japan enhanced the Fund's returns.

Overall, our asset allocation strategy contributed to results. Equity positioning added the most value, while fixed income and currency positioning were modestly additive. From an equity perspective, positioning in the U.S. and Australia benefited performance, whereas positioning in Hong Kong detracted from results. Within the fixed income market, the positive impact from U.S. Treasuries and UK gilts was partially offset by an underweight to Canadian bonds. Finally, looking at the Fund's currency exposures, negative views on the Japanese yen as well as euro positioning were beneficial for results, whereas a generally bearish view on the Canadian dollar was a drag on performance. The Fund's macro positioning in fixed income securities was implemented primarily through derivatives, such as futures contracts on government bonds and derivatives on broad-based fixed income indices. The Fund's positioning in equity markets and its currency exposure were obtained through the use of derivatives such as futures, swap contracts and forwards. The Fund's use of derivatives contributed to performance.

Looking ahead, we anticipate a number of potential headwinds for the short-term performance in the global equity market. These include signs of moderating global growth, our expectations for shifting monetary policy in the U.S., and geopolitical issues. There are also questions regarding reforms in China, the eurozone and Japan. Against this backdrop, we may move to increase our allocations to U.S. Treasuries and UK gilts. Within the currency market, we maintain our bearish views on the euro and yen, whereas we have an overall positive outlook for the U.S. dollar.

Sincerely,

WAI LEE, ALEXANDRE DA SILVA, PING ZHOU, JOSEPH V. AMATO AND BRADLEY TANK
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1 Much of the Fund's investment exposure is accomplished through the use of derivatives, including total return swaps, futures and forwards, which may not require the Fund to deposit the full notional amount of its investments with counterparties. The Fund's resulting cash balances are invested in money market mutual funds.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

		Average Annual Total Return Ended 10/31/2014
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	1.37%	7.30%
Class A	12/29/2010	1.03%	6.93%
Class C	12/29/2010	0.30%	6.13%
With Sales Charge
Class A		–4.82%	5.30%
Class C		–0.63%	6.13%
Index
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index[1,2]		4.26%	6.44%
MSCI World Index[1,2]		9.25%	10.86%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 3.24%, 3.60% and 4.37% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.48%, 1.85% and 2.59% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Inflation Navigator Fund Commentary* (Unaudited)

Neuberger Berman Inflation Navigator Fund Institutional Class generated a 5.73% total return for the 12 months ended October 31, 2014. During this same time period, the Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index provided a 0.60% return while the U.S. Consumer Price Index (CPI) was up 1.7%.1 (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of heightened volatility, the global financial markets largely generated positive results during the reporting period. Investor sentiment was challenged at times over concerns about global growth, uncertainties regarding future monetary policy and a host of geopolitical issues. Regardless of these headwinds, U.S. equities rallied sharply during the period, whereas international developed equities were largely flat and emerging market equities posted a modest gain. Short-term U.S. Treasury yields moved higher and longer-term rates declined. Most non-Treasury securities produced positive returns and outperformed equal-duration Treasuries. Finally, inflation expectations remained muted during the period.

The Fund's diversified investment approach helped it to outperform its benchmark. Among the sectors in which the Fund invests, its allocations to equities within real estate investment trusts (REITs) added the most value, as did investments in Materials and master limited partnerships (MLPs). On the downside, the Fund's allocations to commodities, emerging market equities and Energy equities detracted the most from results. In addition, the Fund's dynamic overlay (flexible use of strategies in an attempt to capitalize on short-term changes in inflation expectations) was a modest drag on performance during the reporting period as it was positioned for higher inflation. The Fund's use of futures detracted from the Fund's performance.

Several adjustments were made to the portfolio during the reporting period. We increased the Fund's exposures to equities in the Materials and REITs sectors, while reducing its allocation to fixed income.

Growth in the U.S. continues to show signs of diverging with other developed economies. In addition, monetary policy in the U.S. is clearly on a different path than that of the European Central Bank and Bank of Japan. While the U.S. Federal Reserve (Fed) ended its monthly asset purchases in October 2014, we anticipate that the Fed will be true to its word and let the data determine when it will begin raising interest rates. We believe the Fed will take a cautious and measured approach given continued slack in the economy, as well as the potential headwinds from weaker growth in Europe, Japan and China. In the U.S., we forecast real GDP growth of 2.6% +/– 0.3% in 2015. We anticipate relatively stable inflation in 2015 as the housing component of CPI continues to strengthen along with improvement in the labor markets, while weakness in energy prices is feeding through to consumer prices.

Sincerely,

THANOS BARDAS, ANDREW JOHNSON AND THOMAS J. MARTHALER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

* Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

1 Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation. The CPI is available monthly, so the value shown is from October 31, 2013 to October 31, 2014, and is not seasonally adjusted.

Inflation Navigator Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDRIX
Class A	NDRAX
Class C	NDRCX

PORTFOLIO BY TYPE OF

INVESTMENT STRATEGY

(as a % of Total Investment Strategies)

Commodities	10.3%
Emerging Markets	9.1
Global Treasury Inflation Protected Securities	26.2
High Yield Securities	4.9
Loans	4.7
Master Limited Partnerships	10.2
Real Estate Investment Trusts	13.2
S&P Energy	10.5
S&P Materials	10.9
Total	100.0%

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Common Stocks	45.0%
Government Securities	13.3
U.S. Treasury Securities	11.4
Mutual Funds	29.1
Short-Term Investments	1.6
Cash, receivables and other assets, less liabilities	(0.4)
Total	100.0%

PERFORMANCE HIGHLIGHTS4

		Average Annual Total Return Ended 10/31/2014
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2012	5.73%	5.10%
Class A	12/19/2012	5.39%	4.76%
Class C	12/19/2012	4.60%	3.96%
With Sales Charge
Class A		–0.65%	1.49%
Class C		3.60%	3.96%
Index
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index[1,2]		0.60%	–1.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 3.20%, 5.45% and 6.20% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 1.31% and 2.06% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Inflation Navigator Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a 4.83% total return for the 12 months ended October 31, 2014 but underperformed its primary benchmark, the S&P 500® Index, which provided a 17.27% return for the period. However, the Fund outperformed the HFRX Equity Hedge Index, which returned 3.33% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of heightened volatility, the global financial markets largely generated positive results during the reporting period. Investor sentiment was challenged at times over concerns about global growth, uncertainties regarding future monetary policy and a host of geopolitical issues. The U.S. continued to show resilience as earnings growth remained healthy and the economy expanded during the period. Additionally, merger and acquisition activity in the U.S. increased as companies turned to acquisitions to fuel growth. Conversely, global growth remained strained as Europe and Japan faced structural challenges. In the U.S., large-cap stocks outperformed their small-cap counterparts, while growth stocks outperformed value stocks.

We had a positive outlook on risk assets, such as equities and high yield bonds, during the fiscal year. This was reflected in the Fund's net notional long exposure, which began the period at approximately 50% net long, then moved to a high of about 60%, before closing at roughly 55%. The long side of the portfolio also expressed an outlook for continued economic growth in the U.S. As such, we maintained a bias for equities in more cyclical industries, including those within the Consumer Discretionary and Industrials sectors.

The Fund's use of futures and options detracted from the Fund's performance.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth investments demonstrate what we believe are attractive industry fundamentals, strong competitive positions, growing revenues and attractive re-investment opportunities. Total Return investments demonstrate what we believe are sustainable and/or growing streams of income that are underpinned by asset value and which can result in growing cash returns to shareholders. The Total Return category includes our fixed income holdings, which consisted mainly of high yield securities during the reporting period. Opportunistic investments are those where we find what we believe are identifiable catalysts. This may include companies with management changes, company reorganizations, merger and acquisition activity and other market dislocations that have the potential to unlock intrinsic value.1

During the period, we pared our allocation to Total Return in favor of Capital Growth. We have found what we think are more compelling opportunities in Capital Growth relative to Total Return, as the prospect of higher interest rates could adversely impact longer duration assets and cash flows. The portfolio's short exposure includes "Fundamental" shorts and "Market" shorts. During the reporting period, our Market shorts consisted primarily of sector-based exchange traded funds, coupled with short futures positions on broad-based U.S. equity indices and U.S. Treasuries. Our mix between Fundamental shorts and Market shorts remained fairly consistent over the reporting period.

We continue to believe that the current economic expansion in the U.S. could last longer than expected when compared to previous cycles. We also believe that corporate earnings could continue improving and be a source of equity market returns going forward. Our positive view on risk assets is not without potential risks. Global central bank policy is driving short-term market behavior. Even as the U.S. Federal Reserve winds down the support program and markets assess the possibility of a first rate hike, the European Central Bank and the Bank of Japan appear committed to further stimulus. We believe an extended period of ultralow interest rates—while positive for an extended business cycle and risk assets—has the potential to exacerbate key risks over the long term. Furthermore, ongoing geopolitical issues remind us that the current environment may necessitate a flexible, long-bias, equity-bias approach.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1 Intrinsic value reflects the portfolio manager's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic value.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)

	Long	Short
Common Stocks	76.7%	(8.0)%
Corporate Debt Securities	19.2	—
Exchange Traded Funds	—	(6.6)
Purchased Options	0.0	—
Short-Term Investments	18.7	—
Total	114.6%	(14.6)%

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2014
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	4.83%	10.23%
Class A	12/29/2011	4.47%	9.86%
Class C	12/29/2011	3.71%	9.04%
With Sales Charge
Class A		–1.56%	7.60%
Class C		2.71%	9.04%
Index
S&P 500® Index[1,2]		17.27%	20.90%
HFRX Equity Hedge Index[1,2]		3.33%	6.01%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.77%, 2.11% and 2.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1 Please see "Glossary of Indices" on page 17 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index takes into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3 During the period from December 29, 2010 through April 30, 2011, the Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4 Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

MSCI World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:

The blended index is composed of 50% MSCI World Index (described above) and 50% J.P. Morgan Global Government Bond Index, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index tracks the performance of local currency denominated bonds issued by developed market governments. The index consists of issues from the following 13 developed international bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index:

The index is the 1-10 year component of the Barclays U.S. TIPS Index (Series-L). The Barclays U.S. TIPS Index (Series-L) tracks the performance of inflation-protection securities issued by the U.S. Treasury.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

Russell 3000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization. The index is rebalanced annually in June.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2014 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/14 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio
Flexible Select Fund
Institutional Class	$1,000.00	$1,051.00	$4.29	0.83%	$1,000.00	$1,021.02	$4.23	0.83%
Class A	$1,000.00	$1,049.30	$6.15	1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Class C	$1,000.00	$1,044.20	$10.00	1.94%	$1,000.00	$1,015.43	$9.86	1.94%
Global Allocation Fund
Institutional Class	$1,000.00	$973.00	$7.71	1.55%	$1,000.00	$1,017.39	$7.88	1.55%
Class A	$1,000.00	$972.00	$9.49	1.91%	$1,000.00	$1,015.58	$9.70	1.91%
Class C	$1,000.00	$968.00	$13.24	2.67%	$1,000.00	$1,011.75	$13.54	2.67%
Inflation Navigator Fund(2)
Institutional Class	$1,000.00	$1,000.90	$3.48	0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$999.10	$5.29	1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$995.30	$9.05	1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Long Short Fund
Institutional Class	$1,000.00	$1,026.80	$8.79	1.72%	$1,000.00	$1,016.53	$8.74	1.72%
Class A	$1,000.00	$1,025.40	$10.67	2.09%	$1,000.00	$1,014.67	$10.61	2.09%
Class C	$1,000.00	$1,021.00	$14.47	2.84%	$1,000.00	$1,010.89	$14.39	2.84%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2) Effective June 2, 2014. Formerly, Dynamic Real Return Fund through June 1, 2014.

(3) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Flexible Select Fund

TOP TEN EQUITY HOLDINGS

1	Neuberger Berman Core Bond Fund Institutional Class	6.3%
2	Apple, Inc.	1.6%
3	Microsoft Corp.	1.5%
4	Bristol-Myers Squibb Co.	1.5%
5	Johnson & Johnson	1.4%
6	Schlumberger Ltd.	1.4%
7	JPMorgan Chase & Co.	1.4%
8	Pfizer, Inc.	1.2%
9	Boeing Co.	1.2%
10	eBay, Inc.	1.1%
	Number of Shares	Value†
Common Stocks (86.1%)
Aerospace & Defense (2.9%)
BE Aerospace, Inc.	1,216	$90,531	*
Boeing Co.	9,071	1,133,059
General Dynamics Corp.	4,227	590,765
Honeywell International, Inc.	5,900	567,108
L-3 Communications Holdings, Inc.	80	9,717
Lockheed Martin Corp.	64	12,196
Precision Castparts Corp.	997	220,038
Raytheon Co.	729	75,729
United Technologies Corp.	1,239	132,573
		2,831,716
Air Freight & Logistics (0.6%)
FedEx Corp.	1,198	200,545
United Parcel Service, Inc. Class B	3,761	394,567
		595,112
Airlines (0.8%)
American Airlines Group, Inc.	4,028	166,558
Delta Air Lines, Inc.	11,964	481,312
United Continental Holdings, Inc.	2,241	118,347	*
		766,217
Auto Components (0.3%)
BorgWarner, Inc.	3,212	183,148
Delphi Automotive PLC	1,907	131,545
		314,693
Automobiles (0.1%)
General Motors Co.	2,158	67,761
	Number of Shares	Value†
Banks (3.2%)
BankUnited, Inc.	1,645	$49,186
First Republic Bank	1,350	68,756
Itau Unibanco Holding SA ADR, Preference Shares	10,359	152,899
JPMorgan Chase & Co.	21,788	1,317,738
M&T Bank Corp.	1,395	170,441
PNC Financial Services Group, Inc.	701	60,559
SVB Financial Group	2,956	331,042	*
U.S. Bancorp	8,333	354,986
Wells Fargo & Co.	11,148	591,847
		3,097,454
Beverages (1.1%)
Anheuser-Busch InBev NV ADR	1,852	205,535
Coca-Cola Co.	7,960	333,365
Dr Pepper Snapple Group, Inc.	3,018	208,996
PepsiCo, Inc.	2,930	281,778
		1,029,674
Biotechnology (1.5%)
Amgen, Inc.	3,239	525,301
Celgene Corp.	3,364	360,251	*
Regeneron Pharmaceuticals, Inc.	1,364	537,034	*
Vertex Pharmaceuticals, Inc.	368	41,451	*
		1,464,037
Capital Markets (1.3%)
BlackRock, Inc.	1,018	347,250
Franklin Resources, Inc.	2,448	136,133
Goldman Sachs Group, Inc.	2,687	510,503
Golub Capital BDC, Inc.	1,097	19,011
Invesco Ltd.	3,690	149,335
	Number of Shares	Value†
T. Rowe Price Group, Inc.	1,098	$90,135
		1,252,367
Chemicals (3.3%)
Ashland, Inc.	2,642	285,521
Chemtura Corp.	5,183	120,712	*
Dow Chemical Co.	4,906	242,356
E.I. du Pont de Nemours & Co.	3,759	259,935
Eastman Chemical Co.	671	54,203
Ecolab, Inc.	2,204	245,151
FMC Corp.	1,509	86,541
International Flavors & Fragrances, Inc.	950	94,193
LyondellBasell Industries NV Class A	487	44,624
Minerals Technologies, Inc.	7,040	540,039
Monsanto Co.	1,574	181,073
Mosaic Co.	2,572	113,965
PolyOne Corp.	2,154	79,720
Praxair, Inc.	1,408	177,394
RPM International, Inc.	2,238	101,381
Scotts Miracle-Gro Co. Class A	1,193	70,673
Sensient Technologies Corp.	5,028	297,557
Sigma-Aldrich Corp.	7	951
WR Grace & Co.	2,901	274,435	*
		3,270,424
Commercial Services & Supplies (1.9%)
ADT Corp.	9,568	342,917
Covanta Holding Corp.	13,039	287,771
Healthcare Services Group, Inc.	5,508	164,028
Pitney Bowes, Inc.	19,384	479,560
Stericycle, Inc.	1,901	239,526	*

See Notes to Schedule of Investments

	Number of Shares	Value†
Tetra Tech, Inc.	6,138	$164,560
Tyco International Ltd.	4,296	184,427
		1,862,789
Communications Equipment (0.2%)
Cisco Systems, Inc.	9,955	243,599
Construction & Engineering (0.1%)
Quanta Services, Inc.	2,990	101,899	*
Consumer Finance (0.9%)
American Express Co.	9,411	846,520
Discover Financial Services	58	3,699
		850,219
Containers & Packaging (0.6%)
Packaging Corp. of America	1,715	123,617
Sealed Air Corp.	13,154	476,833
		600,450
Diversified Consumer Services (0.2%)
H&R Block, Inc.	5,584	180,419
Diversified Financial Services (2.6%)
Berkshire Hathaway, Inc. Class B	5,418	759,387	*
CME Group, Inc.	8,067	676,095
Intercontinental Exchange, Inc.	1,783	371,381
McGraw-Hill Financial, Inc.	12	1,086
Moody's Corp.	4,794	475,709
MSCI, Inc.	5,006	233,580
		2,517,238
Diversified Telecommunication Services (0.7%)
BCE, Inc.	6,252	278,026
tw telecom, inc.	1,796	76,833	*
Verizon Communications, Inc.	5,779	290,395
		645,254
Electric Utilities (1.7%)
ALLETE, Inc.	3,162	165,183
Edison International	888	55,571
El Paso Electric Co.	386	14,606
Great Plains Energy, Inc.	10,552	284,165
ITC Holdings Corp.	8,874	351,499
NextEra Energy, Inc.	4,165	417,416
	Number of Shares	Value†
Northeast Utilities	3,131	$154,515
NRG Yield, Inc. Class A	1,065	53,218
OGE Energy Corp.	2,191	81,703
Pinnacle West Capital Corp.	1,046	64,298
		1,642,174
Electrical Equipment (0.3%)
ABB Ltd. ADR	3,532	77,492	*
Eaton Corp. PLC	745	50,951
Rockwell Automation, Inc.	635	71,342
Sensata Technologies Holding NV	1,937	94,545	*
		294,330
Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp. Class A	6,749	341,364
Corning, Inc.	14,119	288,451
IPG Photonics Corp.	1,117	81,999	*
TE Connectivity Ltd.	3,046	186,202
Universal Display Corp.	1,753	54,834	*
		952,850
Energy Equipment & Services (1.6%)
Dresser-Rand Group, Inc.	1,017	83,089	*
FMC Technologies, Inc.	2,152	120,598	*
National Oilwell Varco, Inc.	6	436
Schlumberger Ltd.	13,377	1,319,775
		1,523,898
Food & Staples Retailing (1.3%)
Costco	5,698	759,942
Wholesale Corp.
CVS Health Corp.	3,487	299,219
Smart & Final Stores, Inc.	6,657	98,191	*
Walgreen Co.	1,308	84,000
		1,241,352
Food Products (1.4%)
ConAgra Foods, Inc.	4,120	141,522
Kraft Foods Group, Inc.	2,343	132,028
	Number of Shares	Value†
Mead Johnson Nutrition Co.	1,622	$161,081
Mondelez International, Inc. Class A	9,427	332,396
Nestle SA ADR	1,182	86,676
Unilever NV	3,105	120,257
WhiteWave Foods Co.	11,280	419,954	*
		1,393,914
Gas Utilities (0.1%)
National Fuel Gas Co.	1,221	84,530
Health Care Equipment & Supplies (1.8%)
Abbott Laboratories	2,653	115,644
Becton, Dickinson & Co.	737	94,852
C.R. Bard, Inc.	374	61,325
Cooper Cos., Inc.	1,669	273,549
Covidien PLC	1,750	161,770
Hill-Rom Holdings, Inc.	1,992	88,604
IDEXX Laboratories, Inc.	2,726	386,193	*
Medtronic, Inc.	1,508	102,785
Sirona Dental Systems, Inc.	2,308	181,293	*
West Pharmaceutical Services, Inc.	1,349	69,136
Zimmer Holdings, Inc.	1,824	202,902
		1,738,053
Health Care Providers & Services (2.3%)
Aetna, Inc.	2,417	199,427
Cardinal Health, Inc.	2,297	180,268
DaVita HealthCare Partners, Inc.	2,579	201,342	*
Express Scripts Holding Co.	7,164	550,338	*
HCA Holdings, Inc.	2,843	199,152	*
Henry Schein, Inc.	1,725	207,052	*
Laboratory Corporation of America Holdings	1,264	138,143	*
McKesson Corp.	1,198	243,685
VCA, Inc.	4,380	199,597	*
WellPoint, Inc.	1,069	135,432
		2,254,436

See Notes to Schedule of Investments

	Number of Shares	Value†
Health Care Technology (0.1%)
IMS Health Holdings, Inc.	3,878	$94,042	*
Hotels, Restaurants & Leisure (1.3%)
Aramark	3,665	102,290
Darden Restaurants, Inc.	1,966	101,799
Dunkin' Brands Group, Inc.	4,018	182,739
Hilton Worldwide Holdings, Inc.	6,017	151,869	*
Hyatt Hotels Corp. Class A	1,734	102,687	*
McDonald's Corp.	2,184	204,706
Starbucks Corp.	1,737	131,248
Wendy's Co.	14,474	116,082
Wynn Resorts Ltd.	862	163,789
		1,257,209
Household Durables (0.9%)
Jarden Corp.	1,910	124,322	*
Lennar Corp. Class A	6,416	276,401
Newell Rubbermaid, Inc.	9,706	323,501
Toll Brothers, Inc.	3,008	96,106	*
Tupperware Brands Corp.	687	43,796
		864,126
Household Products (1.0%)
Church & Dwight Co., Inc.	2,457	177,911
Colgate- Palmolive Co.	732	48,956
Energizer Holdings, Inc.	1,075	131,849
Kimberly-Clark Corp.	488	55,764
Procter & Gamble Co.	6,742	588,374
		1,002,854
Independent Power and Renewable Electricity Producers (0.5%)
AES Corp.	7,431	104,554
Calpine Corp.	15,433	352,181	*
TransAlta Renewables, Inc.	1,255	13,542
		470,277
Industrial Conglomerates (1.4%)
3M Co.	3,649	561,107
Danaher Corp.	4,959	398,703
General Electric Co.	6,478	167,197
	Number of Shares	Value†
Koninklijke Philips NV	5,882	$164,343
Roper Industries, Inc.	639	101,154
		1,392,504
Insurance (2.3%)
Allstate Corp.	2,732	177,170
American International Group, Inc.	1,827	97,873
Aon PLC	6,077	522,622
Lincoln National Corp.	3,782	207,102
Marsh & McLennan Cos., Inc.	3,257	177,083
MetLife, Inc.	4,092	221,950
Progressive Corp.	9,882	260,984
Prudential PLC	4,283	98,833
Reinsurance Group of America, Inc.	1,704	143,562
Travelers Cos., Inc.	2,754	277,603
Unum Group	2,433	81,408
		2,266,190
Internet & Catalog Retail (0.3%)
Amazon.com, Inc.	1,091	333,257	*
Internet Software & Services (2.4%)
eBay, Inc.	20,216	1,061,340	*
Facebook, Inc. Class A	411	30,821	*
Google, Inc. Class A	972	551,969	*
Google, Inc. Class C	921	514,913	*
IAC/ InterActiveCorp	2,277	154,130
Twitter, Inc.	383	15,883	*
		2,329,056
IT Services (3.8%)
Accenture PLC Class A	1,047	84,933
Alliance Data Systems Corp.	382	108,240	*
Amdocs Ltd.	7,455	354,411
Automatic Data Processing, Inc.	1,772	144,914
Computer Sciences Corp.	2,243	135,477
Fiserv, Inc.	1,758	122,146	*
IBM Corp.	5,618	923,599
Leidos Holdings, Inc.	8,151	298,082
MasterCard, Inc. Class A	2,075	173,781
NeuStar, Inc. Class A	8,169	215,743	*
Teradata Corp.	1,834	77,615	*
	Number of Shares	Value†
VeriFone Systems, Inc.	6,174	$230,043	*
Visa, Inc. Class A	1,632	394,014
WEX, Inc.	4,308	489,216	*
		3,752,214
Leisure Products (0.2%)
Mattel, Inc.	1,835	57,014
Polaris Industries, Inc.	969	146,183
		203,197
Life Sciences Tools & Services (0.1%)
Charles River Laboratories International, Inc.	1,319	83,308	*
Thermo Fisher Scientific, Inc.	344	40,444
		123,752
Machinery (1.1%)
Deere & Co.	2,256	192,978
Dover Corp.	1,427	113,361
Ingersoll-Rand PLC	1,518	95,057
Joy Global, Inc.	3,556	187,152
Lincoln Electric Holdings, Inc.	1,806	130,899
Mueller Industries, Inc.	2,746	89,135
Pentair PLC	1,689	113,248
Stanley Black & Decker, Inc.	1,463	136,995
Valmont Industries, Inc.	399	54,332
		1,113,157
Media (3.9%)
Comcast Corp. Class A	5,426	300,329
Comcast Corp. Class A Special	6,554	361,388
Cumulus Media, Inc. Class A	42,235	163,027	*
Discovery Communications, Inc. Class C	1,963	68,685	*
Lions Gate Entertainment Corp.	2,107	69,805
Markit Ltd.	6,699	171,092	*
Omnicom Group, Inc.	1,972	141,708
Pearson PLC	9,489	177,601
Pearson PLC ADR	10,281	192,769
Regal Entertainment Group Class A	11,576	256,408
Scholastic Corp.	3,576	124,481
Time Warner, Inc.	2,386	189,615
See Notes to Schedule of Investments

	Number of Shares	Value†
Tribune Media Co. Class A	2,266	$151,822	*
Twenty-First Century Fox, Inc. Class A	11,310	389,969
Viacom, Inc. Class B	6,179	449,090
Walt Disney Co.	7,066	645,691
		3,853,480
Metals & Mining (0.6%)
Allegheny Technologies, Inc.	2,124	69,773
Carpenter Technology Corp.	3,815	190,941
Dominion Diamond Corp.	7,950	111,380	*
Goldcorp, Inc.	9,153	171,893
		543,987
Multi-Utilities (0.9%)
Alliant Energy Corp.	2,310	143,012
Ameren Corp.	6,393	270,680
CenterPoint Energy, Inc.	6,726	165,123
NiSource, Inc.	1,860	78,231
TECO Energy, Inc.	462	9,060
Wisconsin Energy Corp.	5,227	259,573
		925,679
Multiline Retail (0.3%)
Kohl's Corp.	1,712	92,825
Macy's, Inc.	1,459	84,359
Nordstrom, Inc.	1,165	84,591
Target Corp.	14	865
		262,640
Oil, Gas & Consumable Fuels (7.7%)
Anadarko Petroleum Corp.	5,326	488,820
Antero Resources Corp.	8,209	430,480	*
Apache Corp.	2,228	172,002
Athlon Energy, Inc.	2,240	130,592	*
Cabot Oil & Gas Corp.	14,227	442,460
Canadian Natural Resources Ltd.	235	8,197
Cenovus Energy, Inc.	9,222	228,337
Cheniere Energy, Inc.	295	22,125	*
Chevron Corp.	713	85,524
ConocoPhillips	2,489	179,581
Continental Resources, Inc.	927	52,255	*
	Number of Shares	Value†
Devon Energy Corp.	1,239	$74,340
Enbridge, Inc.	4,501	213,167
EOG Resources, Inc.	9,385	892,044
Exxon Mobil Corp.	4,205	406,666
Laredo Petroleum, Inc.	2,183	41,390	*
Memorial Resource Development Corp.	7,067	191,445	*
Noble Energy, Inc.	2,121	122,233
Occidental Petroleum Corp.	10,433	927,807
Pioneer Natural Resources Co.	2,361	446,371
QEP Resources, Inc.	5,754	144,253
Range Resources Corp.	10,810	739,404
Rice Energy, Inc.	3,600	95,148	*
Royal Dutch Shell PLC ADR Class A	3,414	245,091
Spectra Energy Corp.	211	8,256
Targa Resources Corp.	839	107,921
Teekay Corp.	6,765	395,482
Veresen, Inc.	7,934	124,818
Whiting Petroleum Corp.	1,747	106,986	*
		7,523,195
Paper & Forest Products (0.1%)
International Paper Co.	1,847	93,495
Personal Products (0.3%)
Estee Lauder Cos., Inc. Class A	4,456	335,002
Pharmaceuticals (7.0%)
AbbVie, Inc.	2,892	183,526
Actavis PLC	1,618	392,753	*
Allergan, Inc.	1,004	190,820
Bristol-Myers Squibb Co.	24,685	1,436,420
Eli Lilly & Co.	1,481	98,235
Johnson & Johnson	12,829	1,382,710
Merck & Co., Inc.	2,039	118,140
Novartis AG ADR	5,523	511,927
	Number of Shares	Value†
Pacira Pharmaceuticals, Inc.	1,129	$104,794	*
Pfizer, Inc.	40,515	1,213,424
Roche Holding AG	404	119,124
Roche Holding AG ADR	3,769	138,737
Sanofi ADR	6,532	302,040
Teva Pharmaceutical Industries Ltd. ADR	2,558	144,450
Zoetis, Inc.	12,834	476,911
		6,814,011
Professional Services (1.0%)
IHS, Inc. Class A	1,741	228,123	*
Nielsen NV	5,797	246,315
Verisk Analytics, Inc. Class A	8,478	528,603	*
		1,003,041
Real Estate Investment Trusts (1.9%)
American Tower Corp.	4,442	433,095
CBS Outdoor Americas, Inc.	4,171	126,924
Corrections Corporation of America	3,348	123,139
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,338	18,705
Iron Mountain, Inc.	2,879	103,846
NorthStar Realty Finance Corp.	3,089	57,394
Plum Creek	3,235	132,667
Timber Co., Inc.
Starwood Property Trust, Inc.	19,683	444,048
Ventas, Inc.	668	45,765
Vornado Realty Trust	1,056	115,611
Weyerhaeuser Co.	7,232	244,875
		1,846,069
Real Estate Management & Development (0.3%)
Brookfield Asset Management, Inc. Class A	5,133	251,363
Road & Rail (1.4%)
Avis Budget Group, Inc.	3,381	188,491	*
Canadian National Railway Co.	294	20,751

See Notes to Schedule of Investments

	Number of Shares	Value†
Canadian Pacific Railway Ltd.	885	$183,797
CSX Corp.	4,366	155,561
Hertz Global Holdings, Inc.	8,394	183,996	*
J.B. Hunt Transport Services, Inc.	434	34,620
Kansas City Southern	731	89,759
Norfolk Southern Corp.	1,893	209,442
Union Pacific Corp.	2,865	333,629
		1,400,046
Semiconductors & Semiconductor Equipment (1.4%)
Altera Corp.	5,606	192,678
Analog Devices, Inc.	1,767	87,679
ASML Holding NV	2,961	295,153
Intel Corp.	8,525	289,935
Linear Technology Corp.	33	1,414
Skyworks Solutions, Inc.	1,756	102,269
Texas Instruments, Inc.	8,594	426,778
		1,395,906
Software (3.2%)
Activision Blizzard, Inc.	4,690	93,566
ANSYS, Inc.	1,253	98,436	*
Check Point Software Technologies Ltd.	2,108	156,519	*
FireEye, Inc.	1,902	64,649	*
Intuit, Inc.	5,154	453,604
Microsoft Corp.	32,090	1,506,625
NICE-Systems Ltd. ADR	4,162	169,310
Nuance Communications, Inc.	6,838	105,510	*
Oracle Corp.	9,450	369,022
VMware, Inc. Class A	1,614	134,882	*
		3,152,123
Specialty Retail (2.4%)
Asbury Automotive Group, Inc.	1,213	84,959	*
Bed Bath & Beyond, Inc.	2,768	186,397	*
Best Buy Co., Inc.	3,961	135,229
	Number of Shares	Value†
DSW, Inc. Class A	3,210	$95,176
Foot Locker, Inc.	1,233	69,060
Gap, Inc.	1,593	60,359
GNC Holdings, Inc. Class A	5,176	215,166
Home Depot, Inc.	4,969	484,577
Office Depot, Inc.	16,866	88,040	*
PetSmart, Inc.	3,054	220,957
Tiffany & Co.	2,615	251,354
TJX Cos., Inc.	6,387	404,425
		2,295,699
Technology Hardware, Storage & Peripherals (2.8%)
Apple, Inc.	14,223	1,536,084
EMC Corp.	19,300	554,489
SanDisk Corp.	7,281	685,433
		2,776,006
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	56	1,926
Columbia Sportswear Co.	102	3,931
NIKE, Inc. Class B	1,039	96,596
PVH Corp.	1,295	148,083
Ralph Lauren Corp.	662	109,124
		359,660
Thrifts & Mortgage Finance (0.1%)
People's United Financial, Inc.	5,548	81,112
Tobacco (0.1%)
Philip Morris International, Inc.	1,088	96,843
Trading Companies & Distributors (0.3%)
NOW, Inc.	3,234	97,214	*
United Rentals, Inc.	786	86,507	*
W.W. Grainger, Inc.	585	144,378
		328,099
Transportation Infrastructure (0.4%)
Macquarie Infrastructure Co. LLC	3,579	256,400
Wesco Aircraft Holdings, Inc.	6,954	123,433	*
		379,833
Water Utilities (0.2%)
American Water Works Co., Inc.	2,810	149,970
	Number of Shares	Value†
Wireless Telecommunication Services (0.2%)
SBA Communications Corp. Class A	1,330	$149,399	*
Total Common Stocks (Cost $73,154,082)		84,035,352
Preferred Stocks (0.3%)
Banks (0.2%)
HSBC Holdings PLC, Ser. 2, 8.00%	4,427	118,644
JPMorgan Chase & Co., Ser. O 5.50%	22	508
U.S. Bancorp, Ser. F, 6.50%	2,839	83,211
Wells Fargo & Co., Ser. N, 5.20%	22	511
		202,874
Marine (0.1%)
Seaspan Corp., Ser. C, 9.50%	2,001	53,067
Total Preferred Stocks (Cost $250,667)		255,941
Exchange Traded Funds (0.0%)
SPDR S&P 500 ETF Trust (Cost $14,370)	78	15,729
Mutual Funds (6.3%)
Neuberger Berman Core Bond Fund Institutional Class (Cost $6,031,189)	582,729	6,133,003	§
Short-Term Investments (7.2%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $6,983,117)	6,983,117	6,983,117
Total Investments (99.9%) (Cost $86,433,425)		97,423,142	##
Cash, receivables and other assets, less liabilities (0.1%)		115,977
Total Net Assets (100.0%)		$97,539,119

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS

		Country	Industry
1	VCA, Inc.	United States	Health Care Providers & Services	1.9%
2	Micron Technology, Inc.	United States	Semiconductors & Semiconductor Equipment	1.2%
3	Symetra Financial Corp.	United States	Insurance	1.2%
4	Porsche Automobil Holding SE (Preference Shares)	Germany	Automobiles	1.1%
5	Bellway PLC	United Kingdom	Household Durables	1.1%
6	3i Group PLC	United Kingdom	Capital Markets	1.0%
7	Amkor Technology, Inc.	United States	Semiconductors & Semiconductor Equipment	0.9%
8	Tosoh Corp.	Japan	Chemicals	0.9%
9	Pace PLC	United Kingdom	Communications Equipment	0.7%
10	OmniVision Technologies, Inc.	United States	Semiconductors & Semiconductor Equipment	0.7%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS

		Country	Industry
1	Auxilium Pharmaceuticals, Inc.	United States	Pharmaceuticals	(0.8)%
2	Concur Technologies, Inc.	United States	Software	(0.7)%
3	NetSuite, Inc.	United States	Software	(0.6)%
4	LinkedIn Corp. Class A	United States	Internet Software & Services	(0.6)%
5	Scientific Games Corp. Class A	United States	Hotels, Restaurants & Leisure	(0.6)%
6	Dealertrack Technologies, Inc.	United States	Internet Software & Services	(0.6)%
7	Amaya Gaming Group, Inc.	Canada	Hotels, Restaurants & Leisure	(0.5)%
8	Sumitomo Realty & Development Co. Ltd.	Japan	Real Estate Management & Development	(0.5)%
9	Kinder Morgan, Inc.	United States	Oil, Gas & Consumable Fuels	(0.5)%
10	Receptos, Inc.	United States	Biotechnology	(0.5)%
	Number of Shares	Value†
Long Positions (92.2%)
Common Stocks (33.3%)
Australia (0.8%)
Beach Energy Ltd.	82,395	$84,471
Challenger Ltd.	8,342	50,873
Fairfax Media Ltd.	74,636	53,529
Sims Metal Management Ltd.	4,955	48,575
		237,448
Austria (0.5%)
C.A.T. Oil AG	8,282	157,755	ØØ
Canada (1.7%)
Advantage Oil & Gas Ltd.	9,577	41,042	*
BlackBerry Ltd.	5,098	53,556	*
Canaccord Genuity Group, Inc.	4,453	37,693
Centerra Gold, Inc.	8,970	35,019
Genworth MI Canada, Inc.	1,522	53,207
Linamar Corp.	2,691	137,457
	Number of Shares	Value†
Lundin Mining Corp.	31,169	$139,107	*
		497,081
China (0.3%)
Yangzijiang Shipbuilding Holdings Ltd.	83,000	73,005
France (0.8%)
Groupe Fnac	3,205	134,347	*
Montupet	1,180	91,488
		225,835
Germany (2.2%)
Nordex SE	6,435	108,703	*
Porsche Automobil Holding SE (Preference Shares)	3,959	324,117	ØØ
Wacker Neuson SE	10,269	199,399	ØØ
		632,219
Italy (0.5%)
Cementir Holding SpA	16,103	96,458
Enel SpA	9,151	46,673
		143,131
	Number of Shares	Value†
Japan (3.8%)
Hazama Ando Corp.	8,400	$55,040
HI-LEX Corp.	3,700	94,044
Minebea Co. Ltd.	4,000	52,633
Nippon Paint Holdings Co. Ltd.	4,000	87,852
Nippon Paper Industries Co. Ltd.	2,900	41,980
Nohmi Bosai Ltd.	3,000	42,386
NOK Corp.	4,300	106,844
Obara Group, Inc.	1,300	46,641
Seiko Epson Corp.	2,700	122,350
Tokyo Electric Power Co., Inc.	13,100	46,301	*
Tosoh Corp.	61,000	257,414	ØØ
Toyo Tire & Rubber Co. Ltd.	7,500	119,987
Ulvac, Inc.	3,400	41,106	*
		1,114,578

See Notes to Schedule of Investments

	Number of Shares	Value†
Luxembourg (0.5%)
APERAM	4,598	$132,093	*
Netherlands (0.1%)
PostNL NV	10,042	42,572	*
Puerto Rico (0.2%)
Popular, Inc.	1,599	50,976	*
Sweden (0.4%)
Haldex AB	5,873	71,979
Investment AB Kinnevik, B Shares	1,244	39,405
		111,384
Switzerland (0.2%)
Autoneum Holding AG	361	60,032	*
United Arab Emirates (0.3%)
Lamprell PLC	37,450	87,916	*
United Kingdom (5.5%)
3i Group PLC	46,380	294,476	ØØ
African Barrick Gold PLC	35,829	118,070
Al Noor Hospitals Group PLC	5,421	88,368
Beazley PLC	11,638	48,777
Bellway PLC	11,522	322,371	ØØ
easyJet PLC	7,055	169,288
Greggs PLC	14,429	139,647
Hikma Pharmaceuticals PLC	1,704	51,656
Pace PLC	36,256	200,966	ØØ
Taylor Wimpey PLC	39,991	75,745
Trinity Mirror PLC	36,065	94,617	*
		1,603,981
United States (15.5%)
Amkor Technology, Inc.	39,568	268,271	*ØØ
ArcBest Corp.	1,452	56,192	È
Best Buy Co., Inc.	2,928	99,962
BioCryst Pharmaceuticals, Inc.	11,521	135,026	*
Broadcom Corp. Class A	1,402	58,716
Clayton Williams Energy, Inc.	770	64,018	*ØØ
Delta Air Lines, Inc.	2,416	97,196	ØØ
Dynegy, Inc.	1,963	59,871	*ÈØØ
Federal-Mogul Holdings Corp.	3,126	48,797	*È
First Solar, Inc.	1,131	66,616	*ÈØØ
	Number of Shares	Value†
Freescale Semiconductor Ltd.	6,395	$127,196	*È
Genworth Financial, Inc. Class A	4,616	64,578	*ØØ
Globalstar, Inc.	35,590	84,348	*È
Greenbrier Cos., Inc.	1,857	116,137	ÈØØ
Ingram Micro, Inc. Class A	2,020	54,217	*
Inovio Pharmaceuticals, Inc.	6,396	72,659	*È
Insys Therapeutics, Inc.	1,796	73,052	*ØØ
Integrated Device Technology, Inc.	3,927	64,442	*ØØ
JetBlue Airways Corp.	7,309	84,346	*È
Key Energy Services, Inc.	7,802	23,718	*È
Lexmark International, Inc. Class A	1,791	77,299	È
Lincoln National Corp.	1,531	83,837	ØØ
Micron Technology, Inc.	10,777	356,611	*ØØ
Nabors Industries Ltd.	3,148	56,192
National Western Life Insurance Co., Class A	621	168,291	ÈØØ
OmniVision Technologies, Inc.	7,483	200,395	*ØØ
Pilgrim's Pride Corp.	5,517	156,738	*ÈØØ
Pioneer Energy Services Corp.	2,971	27,274	*
Piper Jaffray Cos.	2,583	145,836	*ÈØØ
RF Micro Devices, Inc.	15,360	199,834	*ÈØØ
Rite Aid Corp.	7,426	38,986	*
Sanderson Farms, Inc.	515	43,250	È
Symetra Financial Corp.	15,038	356,401	ØØ
Tech Data Corp.	1,010	60,317	*ØØ
Trinity Industries, Inc.	3,376	120,557	ÈØØ
TriQuint Semiconductor, Inc.	7,129	154,200	*È
	Number of Shares	Value†
VCA, Inc.	11,917	$543,058	*ØØ
		4,508,434
Total Common Stocks (Cost $10,302,205)		9,678,440
Short-Term Investments (58.9%)
State Street Institutional Government Money Market Fund Premier Class (Cost $17,091,904)	17,091,904	17,091,904	ØØ
Total Long Positions (92.2%) (Cost $27,394,109)		26,770,344	##
Cash, receivables and other assets, less liabilities (41.3%)		11,988,482	±
Short Positions (see summary below) ((33.5)%)		(9,735,766)
Total Net Assets (100.0%)		$29,023,060
Short Positions ((33.5)%)
Common Stocks Sold Short (33.5%)‡
Australia (0.9%)
Coca-Cola Amatil Ltd.	(6,399)	(51,524)
Iluka Resources Ltd.	(10,035)	(63,582)
Newcrest Mining Ltd.	(7,614)	(62,447	)*
Whitehaven Coal Ltd.	(63,571)	(84,753	)*
		(262,306)
Austria (0.5%)
Andritz AG	(1,210)	(58,408)
Conwert Immobilien Invest SE	(8,850)	(98,028	)*
		(156,436)
Belgium (0.3%)
Telenet Group Holding NV	(1,385)	(78,319	)*
Canada (1.6%)
Alamos Gold, Inc.	(10,459)	(78,045)
Amaya Gaming Group, Inc.	(4,924)	(149,636	)*
Avigilon Corp.	(2,507)	(34,678	)*
B2Gold Corp.	(24,364)	(40,641	)*
Detour Gold Corp.	(6,555)	(38,386	)*

See Notes to Schedule of Investments

	Number of Shares	Value†
First Majestic Silver Corp.	(6,687)	$(34,294)*
Turquoise Hill Resources Ltd.	(17,004)	(57,029)*
Yamana Gold, Inc.	(7,253)	(28,895)
		(461,604)
Finland (0.4%)
Metso OYJ	(2,802)	(91,400)
Outokumpu OYJ	(5,930)	(33,485)*
		(124,885)
France (1.4%)
Alcatel-Lucent	(27,755)	(85,144)*
Bureau Veritas SA	(5,093)	(125,923)
Edenred	(2,768)	(76,659)
Remy Cointreau SA	(1,581)	(112,474)
		(400,200)
Italy (1.0%)
Brunello Cucinelli SpA	(5,560)	(112,456)
Geox SpA	(13,578)	(41,483)*
Salvatore Ferragamo SpA	(2,076)	(49,013)
Yoox SpA	(4,313)	(79,613)*
		(282,565)
Japan (3.8%)
Daibiru Corp.	(5,900)	(64,502)
GMO Internet, Inc.	(4,500)	(36,617)
Hokkaido Electric Power Co., Inc.	(14,900)	(122,702)*
Hulic Co. Ltd.	(10,500)	(112,735)
Kakaku.com, Inc.	(3,100)	(41,039)
Mitsubishi Estate Co. Ltd.	(4,000)	(99,550)
Mitsui Fudosan Co. Ltd.	(3,000)	(93,679)
NTT Urban Development Corp.	(11,700)	(129,265)
Sony Corp.	(3,000)	(55,339)
Sumitomo Realty & Development Co. Ltd.	(4,000)	(145,809)
Tokyotokeiba Co. Ltd.	(23,000)	(64,296)
TonenGeneral Sekiyu KK	(5,000)	(43,312)
Yahoo Japan Corp.	(23,600)	(83,412)
		(1,092,257)
	Number of Shares	Value†
Mexico (0.3%)
Fresnillo PLC	(7,147)	$(79,746)
Netherlands (1.0%)
Koninklijke Vopak NV	(2,359)	(118,129)
OCI	(3,595)	(125,196)*
Ziggo NV	(1,140)	(55,694)*
		(299,019)
Peru (0.2%)
Hochschild Mining PLC	(47,634)	(75,400)*
Russia (0.4%)
Polymetal International PLC	(12,897)	(106,251)
Singapore (0.2%)
Global Logistic Properties Ltd.	(34,000)	(72,780)
Spain (0.2%)
Atresmedia Corp. de Medios de Comunicacion SA	(3,388)	(49,632)
Sweden (0.4%)
Lundin Petroleum AB	(7,452)	(105,662)*
Switzerland (0.1%)
Meyer Burger Technology AG	(5,160)	(43,387)*
United Kingdom (4.0%)
AVEVA Group PLC	(1,518)	(37,299)
Balfour Beatty PLC	(12,185)	(29,960)
Diageo PLC	(4,231)	(124,402)
Drax Group PLC	(10,456)	(99,439)
Experian PLC	(7,776)	(116,743)
GlaxoSmithKline PLC	(2,396)	(54,331)
Intertek Group PLC	(2,756)	(120,007)
Kazakhmys PLC	(22,778)	(83,880)*
Ladbrokes PLC	(52,993)	(100,117)
Oxford Instruments PLC	(4,926)	(85,105)
Perform Group PLC	(17,816)	(74,386)*
Serco Group PLC	(8,528)	(40,613)
Telecity Group PLC	(8,984)	(110,734)
Tullow Oil PLC	(10,494)	(81,552)
		(1,158,568)
	Number of Shares	Value†
United States (16.8%)
Alexander & Baldwin, Inc.	(1,672)	$(66,930)
Altisource Portfolio Solutions SA	(872)	(65,103	)*
Amazon.com, Inc.	(421)	(128,599	)*
American Realty Capital Properties, Inc.	(6,794)	(60,263)
Ascent Capital Group, Inc. Class A	(1,578)	(101,465	)*
athenahealth, Inc.	(648)	(79,380	)*
Auxilium Pharmaceuticals, Inc.	(7,193)	(231,399	)*
Chimerix, Inc.	(2,330)	(72,323	)*
Clovis Oncology, Inc.	(2,033)	(121,289	)*
Coach, Inc.	(3,728)	(128,169)
Coeur Mining, Inc.	(12,568)	(46,502	)*
CommVault Systems, Inc.	(1,089)	(48,286	)*
Concur Technologies, Inc.	(1,532)	(196,586	)*
Contra Furiex Pharmaceuticals	(1,793)	(17,518	)^^
Cornerstone OnDemand, Inc.	(3,025)	(109,717	)*
CoStar Group, Inc.	(392)	(63,147	)*
Dealertrack Technologies, Inc.	(3,448)	(162,228	)*
Equinix, Inc.	(240)	(50,136)
Forest City Enterprises, Inc. Class A	(5,203)	(108,691	)*
Groupon, Inc.	(11,166)	(81,623	)*
HeartWare International, Inc.	(1,172)	(90,385	)*
HomeAway, Inc.	(3,924)	(136,948	)*
Iron Mountain, Inc.	(2,714)	(97,894)
Kinder Morgan, Inc.	(3,591)	(138,972)
LinkedIn Corp. Class A	(747)	(171,033	)*
Michael Kors Holdings Ltd.	(645)	(50,690	)*
Navistar International Corp.	(1,966)	(69,537	)*
Nektar Therapeutics	(4,767)	(65,737	)*

See Notes to Schedule of Investments

	Number of Shares	Value†
NetSuite, Inc.	(1,718)	$(186,678	)*
Novavax, Inc.	(11,896)	(66,618	)*
Philip Morris International, Inc.	(1,435)	(127,729)
QLIK Technologies, Inc.	(4,416)	(125,194	)*
Rackspace Hosting, Inc.	(1,682)	(64,521	)*
Realogy Holdings Corp.	(2,476)	(101,541	)*
Receptos, Inc.	(1,339)	(138,787	)*
Sarepta Therapeutics, Inc.	(3,394)	(54,881	)*
Scientific Games Corp. Class A	(14,299)	(168,299	)*
Shutterfly, Inc.	(2,963)	(123,942	)*
Sinclair Broadcast Group, Inc. Class A	(2,258)	(65,595)
SolarCity Corp.	(1,875)	(110,962	)*
Sprint Corp.	(17,629)	(104,540	)*
TESARO, Inc.	(1,852)	(51,523	)*
Tesla Motors, Inc.	(454)	(109,732	)*
Trulia, Inc.	(1,162)	(54,207	)*
UTi Worldwide, Inc.	(5,246)	(57,339	)*
VeriSign, Inc.	(2,260)	(135,058	)*
WebMD Health Corp.	(874)	(37,302	)*
Whole Foods Market, Inc.	(1,419)	(55,809)
Xoom Corp.	(3,848)	(58,105	)*
Zillow, Inc. Class A	(330)	(35,881	)*
Zynga, Inc. Class A	(36,061)	(91,956	)*
		(4,886,749)
Total Short Positions (Proceeds $(10,342,182))		(9,735,766)

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	$1,537,387	5.3%
Insurance	721,884	2.5%
Machinery	680,351	2.3%
Auto Components	658,649	2.3%
Health Care Providers & Services	631,426	2.2%
Capital Markets	478,005	1.6%
Metals & Mining	472,864	1.6%
Household Durables	398,116	1.4%
Energy Equipment & Services	352,855	1.2%
Airlines	350,830	1.2%
Chemicals	345,266	1.2%
Automobiles	324,117	1.1%
Biotechnology	280,737	1.0%
Technology Hardware, Storage & Peripherals	253,205	0.9%
Specialty Retail	234,309	0.8%
Communications Equipment	200,966	0.7%
Food Products	199,988	0.7%
Oil, Gas & Consumable Fuels	189,531	0.7%
Food & Staples Retailing	178,633	0.6%
Electronic Equipment, Instruments & Components	156,920	0.5%
Media	148,146	0.5%
Electrical Equipment	108,703	0.4%
Construction Materials	96,458	0.3%
Electric Utilities	92,974	0.3%
Diversified Financial Services	90,278	0.3%
Diversified Telecommunication Services	84,348	0.3%
Independent Power and Renewable Electricity Producers	59,871	0.2%
Road & Rail	56,192	0.2%
Construction & Engineering	55,040	0.2%
Thrifts & Mortgage Finance	53,207	0.2%
Pharmaceuticals	51,656	0.2%
Banks	50,976	0.2%
Air Freight & Logistics	42,572	0.1%
Paper & Forest Products	41,980	0.1%
Short-Term Investments and Other Assets—Net	29,080,386	100.2%
Short Positions (see summary on next page)	(9,735,766)	(33.5)%
	$29,023,060	100.0%

See Notes to Schedule of Investments

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Internet Software & Services	$(1,350,085)	(4.7)%
Real Estate Management & Development	(1,158,613)	(4.0)%
Metals & Mining	(828,583)	(2.9)%
Software	(685,999)	(2.4)%
Oil, Gas & Consumable Fuels	(572,380)	(2.0)%
Biotechnology	(505,421)	(1.7)%
Hotels, Restaurants & Leisure	(482,348)	(1.7)%
Internet & Catalog Retail	(413,777)	(1.4)%
Textiles, Apparel & Luxury Goods	(381,811)	(1.3)%
Pharmaceuticals	(368,985)	(1.3)%
Professional Services	(362,673)	(1.2)%
Beverages	(288,400)	(1.0)%
Media	(267,932)	(0.9)%
Machinery	(262,732)	(0.9)%
Real Estate Investment Trusts	(158,157)	(0.5)%
Construction & Engineering	(155,156)	(0.5)%
Tobacco	(127,729)	(0.4)%
Electric Utilities	(122,702)	(0.4)%
Electronic Equipment, Instruments & Components	(119,783)	(0.4)%
Commercial Services & Supplies	(117,272)	(0.4)%
Electrical Equipment	(110,962)	(0.4)%
Automobiles	(109,732)	(0.4)%
Wireless Telecommunication Services	(104,540)	(0.4)%
Diversified Consumer Services	(101,465)	(0.3)%
Independent Power and Renewable Electricity Producers	(99,439)	(0.3)%
Health Care Equipment & Supplies	(90,385)	(0.3)%
Communications Equipment	(85,144)	(0.3)%
Health Care Technology	(79,380)	(0.3)%
Air Freight & Logistics	(57,339)	(0.2)%
Food & Staples Retailing	(55,809)	(0.2)%
Diversified Telecommunication Services	(55,694)	(0.2)%
Household Durables	(55,339)	(0.2)%
Total Common Stocks Sold Short	$(9,735,766)	(33.5)%

See Notes to Schedule of Investments

Schedule of Investments Inflation Navigator Fundb

TOP TEN HOLDINGS

1	Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	10.3%
2	Neuberger Berman Emerging Markets Equity Fund Institutional Class	9.1%
3	Neuberger Berman High Income Bond Fund Institutional Class	4.9%
4	Neuberger Berman Floating Rate Income Fund Institutional Class	4.8%
5	U.S. Treasury Inflation Indexed Bonds, 0.63%, due 1/15/24	2.6%
6	Exxon Mobil Corp.	2.5%
7	United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	2.3%
8	Italy Buoni Poliennali Del Tesoro, Bonds, 2.35%, due 9/15/35	2.0%
9	U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	1.7%
10	Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.60%, due 9/15/23	1.7%
	Number of Shares	Value†
Common Stocks (45.0%)
Chemicals (8.2%)
A. Schulman, Inc.	49	$1,735
Air Products & Chemicals, Inc.	670	90,222
Airgas, Inc.	205	22,866
Ashland, Inc.	21	2,269
Axiall Corp.	20	806
Cabot Corp.	46	2,136
Celanese Corp. Class A	36	2,114
CF Industries Holdings, Inc.	182	47,320
Chase Corp.	10	359
Dow Chemical Co.	4,309	212,864
E.I. du Pont de Nemours & Co.	3,360	232,344
Eastman Chemical Co.	579	46,772
Ecolab, Inc.	946	105,223
Ferro Corp.	61	800	*
FMC Corp.	336	19,270
Huntsman Corp.	137	3,343
International Flavors & Fragrances, Inc.	267	26,473
Kraton Performance Polymers, Inc.	71	1,270	*
LyondellBasell Industries NV Class A	1,824	167,133
Monsanto Co.	1,802	207,302
Mosaic Co.	1,100	48,741
OM Group, Inc.	38	989
OMNOVA Solutions, Inc.	195	1,371	*
PPG Industries, Inc.	488	99,401
Praxair, Inc.	1,010	127,250
RPM International, Inc.	70	3,171
Sherwin-Williams Co.	253	58,079
	Number of Shares	Value†
Sigma-Aldrich Corp.	368	$50,015
Taminco Corp.	51	1,320	*
Westlake Chemical Corp.	34	2,399
Zep, Inc.	62	996
		1,586,353
Construction Materials (0.3%)
Eagle Materials, Inc.	26	2,273
Martin Marietta Materials, Inc.	206	24,086
Vulcan Materials Co.	413	25,486
		51,845
Containers & Packaging (0.6%)
Avery Dennison Corp.	310	14,524
Ball Corp.	463	29,831
Bemis Co., Inc.	192	7,386
MeadWestvaco Corp.	563	24,868
Owens-Illinois, Inc.	716	18,451	*
Rock-Tenn Co. Class A	29	1,483
Sealed Air Corp.	779	28,239
		124,782
Electric Utilities (0.3%)
NRG Yield, Inc. Class A	1,300	64,961
Energy Equipment & Services (1.9%)
Atwood Oceanics, Inc.	47	1,911	*
Baker Hughes, Inc.	652	34,530
Cameron International Corp.	259	15,423	*
CARBO Ceramics, Inc.	1	52
Diamond Offshore Drilling, Inc.	112	4,223
	Number of Shares	Value†
FMC Technologies, Inc.	256	$14,346	*
Gulfmark Offshore, Inc. Class A	25	754
Halliburton Co.	1,211	66,775
Helmerich & Payne, Inc.	165	14,325
Nabors Industries Ltd.	505	9,014
National Oilwell Varco, Inc.	537	39,008
Parker Drilling Co.	130	577	*
Patterson-UTI Energy, Inc.	25	576
Rowan Cos. PLC Class A	176	4,271
Schlumberger Ltd.	1,613	159,139
Tidewater, Inc.	30	1,106
		366,030
Gas Utilities (0.5%)
Suburban Propane Partners LP	2,000	90,100
Hotels, Restaurants & Leisure (0.5%)
Cedar Fair LP	1,700	80,342
Starwood Hotels & Resorts Worldwide, Inc.	300	22,998
		103,340
Household Durables (0.2%)
TRI Pointe Homes, Inc.	2,265	31,008	*
Metals & Mining (1.5%)
Alcoa, Inc.	4,037	67,660
Allegheny Technologies, Inc.	432	14,191
Ampco- Pittsburgh Corp.	65	1,416

See Notes to Schedule of Investments

	Number of Shares	Value†
Century Aluminum Co.	49	$1,435	*
Commercial Metals Co.	108	1,867
Freeport- McMoRan, Inc.	3,888	110,808
Newmont Mining Corp.	1,767	33,149	ØØ
Nucor Corp.	1,048	56,655
Reliance Steel & Aluminum Co.	34	2,294
Steel Dynamics, Inc.	83	1,910
Stillwater Mining Co.	105	1,379	*
United States Steel Corp.	64	2,563
		295,327
Multi-Utilities (0.5%)
CenterPoint Energy, Inc.	2,400	58,920
Sempra Energy	300	33,000
		91,920
Oil, Gas & Consumable Fuels (17.2%)
Alliance Holdings GP LP	1,800	123,588
Anadarko Petroleum Corp.	671	61,584
Apache Corp.	571	44,081
Bill Barrett Corp.	25	380	*
Cabot Oil & Gas Corp.	511	15,892
Chesapeake Energy Corp.	683	15,149
Chevron Corp.	2,335	280,083
Cimarex Energy Co.	115	13,072
Comstock Resources, Inc.	34	403
ConocoPhillips	1,592	114,863
CONSOL Energy, Inc.	280	10,304
Crestwood Equity Partners LP	5,500	47,905
Crestwood Midstream Partners LP	3,426	68,143
Denbury Resources, Inc.	577	7,155
Devon Energy Corp.	526	31,560
Energy Transfer Equity LP	4,100	239,276
Energy XXI Bermuda Ltd.	100	769
Enterprise Products Partners LP	4,200	154,980
	Number of Shares	Value†
EOG Resources, Inc.	692	$65,775
EQT Corp.	181	17,021
EXCO Resources, Inc.	120	366
Exxon Mobil Corp.	5,018	485,291
Halcon Resources Corp.	103	320	*
Hess Corp.	352	29,853
Kinder Morgan, Inc.	765	29,606
Marathon Oil Corp.	875	30,975
Marathon Petroleum Corp.	337	30,633
Murphy Oil Corp.	215	11,479
Newfield Exploration Co.	211	6,881	*
NGL Energy Partners LP	2,100	72,156
Noble Energy, Inc.	492	28,354
NuStar GP Holdings LLC	1,700	66,572
Oasis Petroleum, Inc.	17	509	*
Occidental Petroleum Corp.	975	86,707
ONEOK, Inc.	2,038	120,120
PBF Energy, Inc. Class A	18	469
Peabody Energy Corp.	41	428
Phillips 66	708	55,578
Pioneer Natural Resources Co.	181	34,220
QEP Resources, Inc.	256	6,418
Range Resources Corp.	193	13,201
Regency Energy Partners LP	10,084	302,520
Rosetta Resources, Inc.	16	608	*
Sanchez Energy Corp.	22	376	*
Southcross Energy Partners LP	1,600	31,792
Southwestern Energy Co.	426	13,849	*
Spectra Energy Corp.	2,579	100,916
Spectra Energy Partners LP	900	48,600
	Number of Shares	Value†
Stone Energy Corp.	19	$466	*
Summit Midstream Partners LP	850	39,941
Teekay LNG Partners LP	1,250	49,125
Teekay Offshore Partners LP	1,700	50,881
Tesoro Corp.	132	9,426
Valero Energy Corp.	610	30,555
W&T Offshore, Inc.	62	564
Western Gas Partners LP	800	55,920
Whiting Petroleum Corp.	8	490	*
Williams Cos., Inc.	3,210	178,187
		3,336,335
Paper & Forest Products (0.4%)
International Paper Co.	1,381	69,906
Resolute Forest Products, Inc.	25	464	*
		70,370
Real Estate Investment Trusts (12.3%)
Alexandria Real Estate Equities, Inc.	645	53,535
Altisource Residential Corp.	1,500	34,830
American Homes 4 Rent Class A	4,000	70,120
American Residential Properties, Inc.	1,765	33,535	*
American Tower Corp.	1,645	160,387
AvalonBay Communities, Inc.	750	116,880
Boston Properties, Inc.	1,055	133,721
Camden Property Trust	660	50,602
CBL & Associates Properties, Inc.	1,750	33,478
Crown Castle International Corp.	870	67,964
DDR Corp.	2,965	53,785
Douglas Emmett, Inc.	1,405	39,523
EastGroup Properties, Inc.	645	44,415
Equity Residential	1,915	133,207

See Notes to Schedule of Investments

	Number of Shares	Value†
Federal Realty Investment Trust	435	$57,333
General Growth Properties, Inc.	1,755	45,472
HCP, Inc.	1,027	45,157	ØØ
Health Care REIT, Inc.	750	53,332
Host Hotels & Resorts, Inc.	3,335	77,739
LaSalle Hotel Properties	1,045	40,974
National Retail Properties, Inc.	875	33,355
OMEGA Healthcare Investors, Inc.	680	25,949
Parkway Properties, Inc.	1,810	36,291
Plum Creek Timber Co., Inc.	805	33,013
Prologis, Inc.	2,195	91,422
Public Storage	500	92,170
Regency Centers Corp.	775	47,043
Simon Property Group, Inc.	1,405	251,790
SL Green Realty Corp.	600	69,420
Sunstone Hotel Investors, Inc.	3,025	46,313
Urstadt Biddle Properties, Inc. Class A	1,155	24,983
Ventas, Inc.	1,545	105,848
Vornado Realty Trust	830	90,868
Washington Prime Group, Inc.	1,282	22,602
Weyerhaeuser Co.	2,050	69,413
		2,386,469
Real Estate Management & Development (0.6%)
Brookfield Asset Management, Inc. Class A	975	47,746
Brookfield Property Partners LP	995	22,636
Forest City Enterprises, Inc. Class A	2,490	52,016	*
		122,398
Total Common Stocks (Cost $7,448,194)		8,721,238
	Principal Amount[a]		Value†
Government Securities (13.3%)
Sovereign (13.3%)
Australia Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/30	AUD	30,000	$34,323
Canadian Government Bond, Bonds, 1.50%, due 12/1/44	CAD	48,932	52,487
Deutsche Bundesrepublik Inflation Linked Bond, Bonds, 0.50%, due 4/15/30	EUR	65,488	89,946
France Government Bond OAT, Unsecured Notes, 0.70%, due 7/25/30	EUR	129,981	172,943
Ireland Government Bond, Unsecured Notes, 3.40%, due 3/18/24	EUR	95,000	136,189
Italy Buoni Poliennali Del Tesoro, Bonds, 2.35%, due 9/15/35	EUR	286,068	383,354
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	146,265	193,537
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.60%, due 9/15/23	EUR	227,668	320,046
Mexican Bonos, Bonds, 7.75%, due 11/13/42	MXN	190,000	15,777
	Principal Amount[a]		Value†
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	240,000	$186,203
South Africa Government Bond, Bonds, 6.50%, due 2/28/41	ZAR	255,000	17,991
Spain Government Bond, Bonds, 5.15%, due 10/31/44	EUR	105,000	171,956	ñ
Sweden Government Bond, Bonds, 0.25%, due 6/1/22	SEK	345,000	49,220
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/24	GBP	26,500	45,269
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	GBP	238,500	440,061
United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	156,938	271,522
Total Government Securities (Cost $2,589,458)			2,580,824
See Notes to Schedule of Investments

	Principal Amount[a]	Value†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (11.4%)
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 4/15/18	$20,580	$20,826
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 4/15/19	65,983	66,422
U.S. Treasury Inflation Indexed Bonds, 0.13%, due 7/15/22	51,718	50,950
U.S. Treasury Inflation Indexed Bonds, 0.63%, due 1/15/24	489,326	496,819
U.S. Treasury Inflation Indexed Bonds, 0.75%, due 2/15/42	63,161	59,578
U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	283,853	321,951
U.S. Treasury Inflation Indexed Bonds, 1.88%, due 7/15/19	83,552	91,464
U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	137,822	159,130
	Principal Amount[a]	Value†
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 2/15/40	$66,031	$83,704
U.S. Treasury Inflation Indexed Bonds, 2.38%, due 1/15/27	70,771	85,129
U.S. Treasury Inflation Indexed Bonds, 2.50%, due 1/15/29	193,883	241,005
U.S. Treasury Inflation Indexed Bonds, 3.38%, due 4/15/32	80,405	114,012
U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29	115,754	166,135
U.S. Treasury Inflation Indexed Notes, 0.13%, due 1/15/22	78,821	77,626
U.S. Treasury Inflation Indexed Notes, 1.13%, due 1/15/21	152,232	160,640
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $2,227,040)		2,195,391
	Number of Shares	Value†
Mutual Funds (29.1%)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	103,341	$1,764,005	§
Neuberger Berman Floating Rate Income Fund Institutional Class	91,688	927,348	§
Neuberger Berman High Income Bond Fund Institutional Class	102,045	948,255	§
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	238,082	1,998,032	*§
Total Mutual Funds (Cost $5,867,864)		5,637,640
Short-Term Investments (1.6%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $314,775)	314,775	314,775	ØØ
Total Investments (100.4%) (Cost $18,447,331)		19,449,868	##
Liabilities, less cash, receivables and other assets [(0.4%)]		(68,475	)±
Total Net Assets (100.0%)		$19,381,393

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS

1	PetSmart, Inc.	2.8%
2	Zimmer Holdings, Inc.	2.6%
3	Brookfield Infrastructure Partners LP	2.2%
4	PVH Corp.	2.0%
5	Delta Air Lines, Inc.	1.7%
6	Home Depot, Inc.	1.7%
7	DaVita HealthCare Partners, Inc.	1.7%
8	Markit Ltd.	1.5%
9	Enbridge, Inc.	1.4%
10	Wesco-Aircraft Holdings, Inc.	1.3%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS

1	iShares Russell Mid-Cap ETF	(1.1)%
2	iShares Russell 2000 ETF	(1.0)%
3	Utilities Select Sector SPDR Fund	(0.9)%
4	Vipshop Holdings Ltd. ADS	(0.6)%
5	Vanguard REIT ETF	(0.6)%
6	Bed Bath & Beyond, Inc.	(0.6)%
7	Consolidated Edison, Inc.	(0.5)%
8	CGI Group, Inc. Class A	(0.5)%
9	iShares MSCI Emerging Markets ETF	(0.5)%
10	Consumer Discretionary Select Sector SPDR Fund	(0.5)%
	Number of Shares	Value†
Long Positions (98.2%)
Common Stocks (65.8%)
Aerospace & Defense (0.8%)
Precision Castparts Corp.	113,700	$25,093,590
Airlines (1.7%)
Delta Air Lines, Inc.	1,395,966	56,159,712
Automobiles (1.1%)
General Motors Co.	1,179,220	37,027,508
Banks (2.6%)
Citigroup, Inc.	444,000	23,767,320	ØØ
Fifth Third Bancorp	330,000	6,596,700
JPMorgan Chase & Co.	450,000	27,216,000
U.S. Bancorp	198,300	8,447,580
Wells Fargo & Co.	355,000	18,846,950
		84,874,550
Building Products (0.7%)
Armstrong World Industries, Inc.	491,900	23,817,798	*
Capital Markets (0.5%)
BlackRock, Inc.	29,000	9,892,190
Moelis & Co. Class A	146,400	5,001,024
		14,893,214
Chemicals (0.6%)
Ashland, Inc.	192,500	20,803,475
Communications Equipment (0.4%)
Motorola Solutions, Inc.	180,500	11,642,250
Consumer Finance (0.8%)
Synchrony Financial	955,000	25,804,100	*ØØ
	Number of Shares	Value†
Diversified Financial Services (0.8%)
CME Group, Inc.	310,000	$25,981,100
Electric Utilities (3.0%)
Brookfield Infrastructure Partners LP	1,720,400	69,831,036	ØØ
Northeast Utilities	293,900	14,503,965
NRG Yield, Inc. Class A	280,000	13,991,600
		98,326,601
Electrical Equipment (0.3%)
Sensata Technologies Holding NV	202,000	9,859,620	*
Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp. Class A	240,000	12,139,200
Food & Staples Retailing (0.9%)
Costco Wholesale Corp.	202,000	26,940,740
Walgreen Co.	51,000	3,275,220
		30,215,960
Food Products (0.4%)
Pinnacle Foods, Inc.	332,200	11,228,360	ØØ
Health Care Equipment & Supplies (3.5%)
Sirona Dental Systems, Inc.	352,900	27,720,295	*ØØ
Zimmer Holdings, Inc.	764,200	85,009,608	ØØ
		112,729,903
	Number of Shares	Value†
Health Care Providers & Services (2.9%)
Accretive Health, Inc.	1,090,875	$7,854,300	*
DaVita HealthCare Partners, Inc.	692,000	54,024,440	*
HCA Holdings, Inc.	162,300	11,369,115	*
HealthSouth Corp.	196,932	7,942,267
Tenet	198,900	11,148,345	*
Healthcare Corp.
		92,338,467
Hotels, Restaurants & Leisure (3.1%)
Darden Restaurants, Inc.	340,000	17,605,200
Dunkin' Brands Group, Inc.	790,000	35,929,200
Hilton Worldwide Holdings, Inc.	712,800	17,991,072	*
McDonald's Corp.	120,000	11,247,600
Wyndham Worldwide Corp.	228,500	17,747,595
		100,520,667
Household Durables (1.0%)
Lennar Corp. Class A	570,000	24,555,600
Newell Rubbermaid, Inc.	270,000	8,999,100
		33,554,700

See Notes to Schedule of Investments

	Number of Shares	Value†
Independent Power and Renewable Electricity Producers (0.5%)
Calpine Corp.	750,000	$17,115,000	*ØØ
Internet & Catalog Retail (0.5%)
Amazon.com, Inc.	48,900	14,936,994	*
Internet Software & Services (1.9%)
Alibaba Group Holding Ltd. ADR	121,100	11,940,460	*
eBay, Inc.	490,000	25,725,000	*
Google, Inc. Class A	23,000	13,061,010	*
Google, Inc. Class C	19,400	10,846,152	*
		61,572,622
IT Services (2.0%)
Genpact Ltd.	1,197,505	21,016,213	*
Visa, Inc. Class A	159,000	38,387,370
WEX, Inc.	40,000	4,542,400	*
		63,945,983
Machinery (0.7%)
Ingersoll- Rand PLC	345,000	21,603,900
Media (1.5%)
Markit Ltd.	1,880,100	48,017,754	*
Metals & Mining (0.9%)
Steel Dynamics, Inc.	660,000	15,186,600
United States Steel Corp.	310,000	12,412,400
		27,599,000
Multi-Utilities (1.6%)
NiSource, Inc.	609,500	25,635,570
Wisconsin Energy Corp.	491,000	24,383,060	ØØ
		50,018,630
Oil, Gas & Consumable Fuels (5.9%)
Antero Resources Corp.	437,500	22,942,500	*
Athlon Energy, Inc.	513,700	29,948,710	*
Cabot Oil & Gas Corp.	400,400	12,452,440
Enbridge, Inc.	975,000	46,176,000
	Number of Shares	Value†
Peabody Energy Corp.	856,300	$8,931,209
Rice Energy, Inc.	1,293,200	34,179,276	*ØØ
Southwestern Energy Co.	380,000	12,353,800	*
Teekay Corp.	386,320	22,584,267	ØØ
		189,568,202
Pharmaceuticals (2.1%)
Bristol-Myers Squibb Co.	634,900	36,944,831
Eli Lilly & Co.	205,000	13,597,650
Pfizer, Inc.	545,600	16,340,720
		66,883,201
Professional Services (2.1%)
Nielsen NV	620,300	26,356,547
Verisk Analytics, Inc. Class A	640,642	39,944,029	*
		66,300,576
Real Estate Investment Trusts (1.6%)
CBS Outdoor Americas, Inc.	398,300	12,120,269
General Growth Properties, Inc.	450,000	11,659,500
Weyerhaeuser Co.	850,000	28,781,000	ØØ
		52,560,769
Real Estate Management & Development (1.3%)
Brookfield Asset Management, Inc. Class A	850,000	41,624,500
Road & Rail (1.0%)
Canadian Pacific Railway Ltd.	162,100	33,664,928
Semiconductors & Semiconductor Equipment (1.3%)
Altera Corp.	673,097	23,134,344	ØØ
ASML Holding NV	200,000	19,936,000	ØØ
		43,070,344
Software (0.4%)
Activision Blizzard, Inc.	681,000	13,585,950	ØØ
	Number of Shares	Value†
Specialty Retail (6.3%)
Asbury Automotive Group, Inc.	330,000	$23,113,200	*
Home Depot, Inc.	570,000	55,586,400
PetSmart, Inc.	1,270,858	91,946,576	ØØ
Tractor Supply Co.	463,000	33,900,860	ØØ
		204,547,036
Technology Hardware, Storage & Peripherals (1.8%)
Apple, Inc.	216,300	23,360,400	ØØ
SanDisk Corp.	364,000	34,266,960	ØØ
		57,627,360
Textiles, Apparel & Luxury Goods (2.5%)
lululemon athletica, Inc.	201,518	8,393,225	*
PVH Corp.	555,000	63,464,250	ØØ
Wolverine World Wide, Inc.	275,000	7,463,500
		79,320,975
Tobacco (1.6%)
Lorillard, Inc.	530,000	32,595,000
Philip Morris International, Inc.	208,100	18,522,981
		51,117,981
Transportation Infrastructure (1.3%)
Wesco Aircraft Holdings, Inc.	2,420,000	42,955,000	*
Water Utilities (0.9%)
American Water Works Co., Inc.	564,000	30,100,680
Wireless Telecommunication Services (0.6%)
SBA Communications Corp. Class A	160,000	17,972,800	*ØØ
Total Common Stocks (Cost $1,886,035,460)		2,122,720,960

See Notes to Schedule of Investments

	Principal Amount	Value†
Corporate Debt Securities (16.4%)
Airlines (0.8%)
UAL Corp., Guaranteed Notes, 6.00%, due 12/1/20	$6,970,000	$7,170,388
UAL Corp., Guaranteed Notes, 6.38%, due 6/1/18	4,385,000	4,582,325
UAL Corp., Guaranteed Notes, Ser. A, 6.00%, due 7/15/26	4,030,000	3,899,025
UAL Corp., Guaranteed Notes, Ser. B, 6.00%, due 7/15/28	10,970,000	10,448,925
		26,100,663
Auto Manufacturers (0.1%)
Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	4,120,000	4,604,100
Auto Parts & Equipment (0.3%)
Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	6,425,000	6,874,750
Goodyear Tire & Rubber Co., Guaranteed Notes, 7.00%, due 5/15/22	1,460,000	1,587,750
		8,462,500
Beverages (0.0%)
Constellation Brands, Inc., Guaranteed Notes, 4.75%, due 11/15/24	190,000	194,275	Ø
	Principal Amount	Value†
Coal (0.9%)
Alpha Natural Resources, Inc., Guaranteed Notes, 6.00%, due 6/1/19	$15,860,000	$7,930,000
Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	2,705,000	1,244,300
Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	9,511,000	6,205,928
Arch Coal, Inc., Guaranteed Notes, 7.00%, due 6/15/19	28,456,000	11,240,120
Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	2,333,000	1,119,840
		27,740,188
Computers (0.1%)
Dell, Inc., Senior Unsecured Notes, 5.88%, due 6/15/19	3,817,000	4,046,020
Diversified Financial Services (0.1%)
SLM Corp., Senior Unsecured Notes, 5.50%, due 1/25/23	3,050,000	3,050,000
Electric (1.6%)
Calpine Corp., Senior Unsecured Notes, 5.75%, due 1/15/25	19,225,000	19,465,313
	Principal Amount	Value†
DPL, Inc., Senior Unsecured Notes, 7.25%, due 10/15/21	$28,571,000	$30,356,687
		49,822,000
Entertainment (0.1%)
Regal Entertainment Group, Senior Unsecured Notes, 5.75%, due 3/15/22	2,595,000	2,536,613
Food (0.6%)
SUPER- VALU, Inc., Senior Unsecured Notes, 6.75%, due 6/1/21	19,440,000	19,051,200
Healthcare-Services (1.2%)
CHS/ Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	14,746,000	15,962,545
DaVita HealthCare Partners, Inc., Guaranteed Notes, 5.13%, due 7/15/24	9,650,000	9,843,000
HCA, Inc., Guaranteed Notes, 5.88%, due 5/1/23	2,070,000	2,225,250
Select Medical Corp., Guaranteed Notes, 6.38%, due 6/1/21	10,908,000	11,153,430
		39,184,225
Home Builders (0.8%)
KB Home, Guaranteed Notes, 7.00%, due 12/15/21	14,960,000	16,007,200

See Notes to Schedule of Investments

	Principal Amount	Value†
KB Home, Guaranteed Notes, 7.50%, due 9/15/22	$9,067,000	$9,769,693
		25,776,893
Iron—Steel (1.0%)
AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	21,675,000	21,837,562
AK Steel Corp., Guaranteed Notes, 7.63%, due 10/1/21	1,770,000	1,774,425
United States Steel Corp., Senior Unsecured Notes, 7.38%, due 4/1/20	5,940,000	6,652,800
United States Steel Corp., Senior Unsecured Notes, 7.50%, due 3/15/22	2,086,000	2,284,170
		32,548,957
Media (2.1%)
Cable- vision Systems Corp., Senior Unsecured Notes, 5.88%, due 9/15/22	25,778,000	26,229,115
CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	6,545,000	6,585,906
CCOH Safari LLC, Guaranteed Notes, 5.75%, due 12/1/24	8,340,000	8,402,550	Ø
	Principal Amount	Value†
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	$11,735,000	$12,483,106
Sinclair Television Group, Inc., Guaranteed Notes, 5.38%, due 4/1/21	1,000,000	1,002,500
Sinclair Television Group, Inc., Senior Unsecured Notes, 6.13%, 10/1/22	12,563,000	13,002,705
		67,705,882
Oil & Gas (2.1%)
EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	27,290,000	24,083,425
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	20,104,000	19,400,360
SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	18,175,000	16,221,187
SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	9,835,000	8,753,150
		68,458,122
Oil & Gas Services (0.5%)
Key Energy Services, Inc., Guaranteed Notes, 6.75%, due 3/1/21	17,450,000	15,530,500
	Principal Amount	Value†
Retail (1.3%)
BC ULC/ New Red Finance, Inc., Secured Notes, 6.00%, due 4/1/22	$250,000	$253,437	ñ
Best Buy Co., Inc., Senior Unsecured Notes, 5.50%, due 3/15/21	20,042,000	20,593,155
Bon-Ton Department Stores, Inc., Secured Notes, 8.00%, due 6/15/21	14,984,000	13,036,080
JC Penney Corp., Inc., Guaranteed Notes, 5.65%, due 6/1/20	9,236,000	7,596,610
JC Penney Corp., Inc., Guaranteed Notes, 5.75%, due 2/15/18	735,000	687,225
JC Penney Corp., Inc., Guaranteed Notes, 8.13%, due 10/1/19	250,000	240,000
		42,406,507
Telecommunications (2.5%)
CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	500,000	530,000
CenturyLink, Inc., Senior Unsecured Notes, Ser. W, 6.75%, due 12/1/23	3,392,000	3,765,120

See Notes to Schedule of Investments

	Principal Amount	Value†
Frontier Communications Corp., Senior Unsecured Notes, 6.88%, due 1/15/25	$7,020,000	$7,107,750
Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	20,927,000	22,496,525
MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	4,910,000	5,173,912
Sprint Capital Corp., Guaranteed Notes, 6.88%, 11/15/28	17,456,000	16,975,960
Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	15,425,000	15,386,437
T-Mobile USA, Inc., Guaranteed Notes, 6.13%, due 1/15/22	4,090,000	4,238,263
T-Mobile USA, Inc., Guaranteed Notes, 6.38%, due 3/1/25	465,000	477,788
T-Mobile USA, Inc., Guaranteed Notes, 6.50%, due 1/15/24	5,475,000	5,735,062
		81,886,817
Transportation (0.3%)
Teekay Offshore Partners LP, Senior Unsecured Notes, 6.00%, due 7/30/19	10,820,000	10,454,825
Total Corporate Debt Securities (Cost $554,149,059)		529,560,287
	Contracts	Value†
Purchased Options (0.0%)
PetSmart, Inc., Call January 2015 @ 75 (Cost $420,633)	1,760	$369,600
	Number of Shares
Short-Term Investments (16.0%)
State Street Institutional Government Money Market Fund Premier Class (Cost $517,723,917)	517,723,917	517,723,917	ØØ
Total Long Positions (98.2%) (Cost $2,958,329,069)		3,170,374,764	##
Cash, receivables and other assets, less liabilities (14.3%)		460,471,184	‡‡±
Short Positions (see summary below) ((12.5)%)		(403,450,020)
Total Net Assets (100.0%)		$3,227,395,928
Short Positions ((12.5)%)
Common Stocks Sold Short (6.8%)‡
Airlines (0.2%)
American Airlines Group, Inc.	(140,000)	(5,789,000)
Auto Components (0.4%)
Lear Corp.	(142,000)	(13,135,000)
Banks (0.1%)
First Horizon National Corp.	(352,300)	(4,530,578)
Capital Markets (0.2%)
Cohen &	(96,101)	(4,118,889)
Steers, Inc.
Franklin Resources, Inc.	(45,900)	(2,552,499)
		(6,671,388)
Containers & Packaging (0.1%)
Bemis Co., Inc.	(88,000)	(3,385,360)
Electric Utilities (0.3%)
Southern Co.	(230,000)	(10,662,800)
	Number of Shares	Value†
Electronic Equipment, Instruments & Components (0.2%)
Avnet, Inc.	(119,600)	$(5,172,700)
Energy Equipment & Services (0.3%)
Baker Hughes, Inc.	(52,900)	(2,801,584)
Transocean Partners LLC	(216,000)	(5,428,080)*
Weatherford International PLC	(75,000)	(1,231,500)*
		(9,461,164)
Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.	(75,000)	(3,011,250)
Chuy's Holdings, Inc.	(85,100)	(2,545,341)*
		(5,556,591)
Internet & Catalog Retail (0.8%)
Jumei International Holding Ltd. ADR	(258,700)	(6,964,204)*
Vipshop Holdings Ltd. ADS	(87,700)	(20,108,733)*
		(27,072,937)
IT Services (0.6%)
CGI Group, Inc. Class A	(463,362)	(15,916,485)*
NeuStar, Inc. Class A	(100,000)	(2,641,000)*
		(18,557,485)
Multi-Utilities (0.7%)
Consolidated Edison, Inc.	(260,000)	(16,473,600)
PG&E Corp.	(100,000)	(5,032,000)
		(21,505,600)
Multiline Retail (0.1%)
Kohl's Corp.	(60,000)	(3,253,200)
Oil, Gas & Consumable Fuels (0.7%)
Cheniere Energy, Inc.	(83,400)	(6,255,000)*
Energy Transfer Partners LP	(140,200)	(9,033,086)
Kinder Morgan, Inc.	(200,000)	(7,740,000)
		(23,028,086)

See Notes to Schedule of Investments

	Number of Shares	Value†
Professional Services (0.1%)
Dun & Bradstreet Corp.	(35,000)	$(4,298,350)
Semiconductors & Semiconductor Equipment (0.4%)
Applied Materials, Inc.	(370,000)	(8,173,300)
Xilinx, Inc.	(97,000)	(4,314,560)
		(12,487,860)
Software (0.1%)
Rovi Corp.	(168,404)	(3,516,275)*
Specialty Retail (1.1%)
Bed Bath & Beyond, Inc.	(270,000)	(18,181,800)*
Sally Beauty Holdings, Inc.	(320,000)	(9,379,200)*
Sonic Automotive, Inc. Class A	(332,900)	(8,285,881)
		(35,846,881)
Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	(180,000)	(6,188,400)
Total Common Stocks Sold Short (Proceeds $(205,987,040))		(220,119,655)
Exchange Traded Funds Sold Short (5.7%)
Consumer Discretionary Select Sector SPDR Fund	(227,000)	(15,458,700)
Industrial Select Sector SPDR Fund	(270,000)	(14,909,400)
iShares Core S&P Small-Cap ETF	(77,000)	(8,586,270)
iShares MSCI Australia ETF	(101,000)	(2,568,430)
iShares MSCI Emerging Markets ETF	(370,000)	(15,595,500)
	Number of Shares	Value†
iShares Russell 2000 ETF	(273,500)	$(31,879,160)
iShares Russell Mid-Cap ETF	(220,000)	(35,932,600)
SPDR S&P Retail ETF	(126,500)	(11,188,925)
Utilities Select Sector SPDR Fund	(604,000)	(27,463,880)
Vanguard REIT ETF	(250,000)	(19,747,500)
Total Exchange Traded Funds Sold Short (Proceeds $(165,847,760))		(183,330,365)
Total Short Positions (Proceeds $(371,834,800))		(403,450,020)

See Notes to Schedule of Investments

Notes to Schedule of Investments

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Flexible Select Fund ("Flexible Select"), Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Inflation Navigator Fund ("Inflation Navigator") (formerly, Neuberger Berman Dynamic Real Return Fund) and Neuberger Berman Long Short Fund ("Long Short") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stock, purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Sovereign Debt. Inputs used to value sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Flexible Select
Investments:
Common Stocks^	$84,035,352	$—	$—	$84,035,352
Preferred Stocks^	255,941	—	—	255,941
Exchange Traded Funds	15,729	—	—	15,729
Mutual Funds	—	6,133,003	—	6,133,003
Short-Term Investments	—	6,983,117	—	6,983,117
Total Investments	84,307,022	13,116,120	—	97,423,142
Global Allocation
Investments:
Common Stocks^	9,678,440	—	—	9,678,440
Short-Term Investments	—	17,091,904	—	17,091,904
Total Long Positions	9,678,440	17,091,904	—	26,770,344
Inflation Navigator
Investments:
Common Stocks^	8,721,238	—	—	8,721,238
Government Securities^	—	2,580,824	—	2,580,824
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	2,195,391	—	2,195,391
Mutual Funds	—	5,637,640	—	5,637,640
Short-Term Investments	—	314,775	—	314,775
Total Investments	8,721,238	10,728,630	—	19,449,868
Long Short
Investments:
Common Stocks^	2,122,720,960	—	—	2,122,720,960
Corporate Debt Securities^	—	529,560,287	—	529,560,287
Purchased Options	369,600	—	—	369,600
Short-Term Investments	—	517,723,917	—	517,723,917
Total Long Positions	$2,123,090,560	$1,047,284,204	$—	$3,170,374,764

^ The Schedule of Investments (or Long Positions by Industry and Short Positions by Industry for Global Allocation) provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized appreciation)	$—	$27,652	$—	$27,652
Futures contracts (unrealized appreciation)	353,804	—	—	353,804
Total return swaps (unrealized appreciation)	—	571,855	—	571,855
Total	$353,804	$599,507	$—	$953,311
Inflation Navigator
Futures contracts (unrealized appreciation)	$39,355	$—	$—	$39,355
Total	$39,355	$—	$—	$39,355

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2014:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Common Stocks Sold Short^
United States	$(4,869,231)	$(17,518)	$—	$(4,886,749)
Other Common Stock Sold Shortß	(4,849,017)	—	—	(4,849,017)
Total Common Stocks Sold Short	(9,718,248)	(17,518)	—	(9,735,766)
Total Short Positions	$(9,718,248)	$(17,518)	$—	$(9,735,766)
Long Short
Common Stocks Sold Short^	$(220,119,655)	$—	$—	$(220,119,655)
Exchange Traded Funds Sold Short	(183,330,365)	—	—	(183,330,365)
Total Short Positions	$(403,450,020)	$—	$—	$(403,450,020)

^ The Schedule of Investments (or Summary Schedule of Investments by Industry for Global Allocation) provides information on the industry for the portfolio.

ß Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2014:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized depreciation)	$—	$(24,692)	$—	$(24,692)
Futures contracts (unrealized depreciation)	(141,128)	—	—	(141,128)
Total return swaps (unrealized depreciation)	—	(115,060)	—	(115,060)
Total	$(141,128)	$(139,752)	$—	$(280,880)
Inflation Navigator
Futures contracts (unrealized depreciation)	$(54,036)	$—	$—	$(54,036)
Total	$(54,036)	$—	$—	$(54,036)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Long Short
Futures contracts (unrealized depreciation)	$(8,995,636)	$—	$—	$(8,995,636)
Option contracts	(147,840)	—	—	(147,840)
Total	$(9,143,476)	$—	$—	$(9,143,476)

As of the year ending October 31, 2014, the Funds had no transfers between levels 1, 2 or 3 based on the beginning of period market values as of October 31, 2013.

## At October 31, 2014, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Select	$86,665,275	$11,881,007	$1,123,140	$10,757,867
Global Allocation	27,394,110	500,769	1,124,535	(623,766)
Inflation Navigator	18,307,054	1,599,832	457,018	1,142,814
Long Short	2,956,634,338	294,636,538	80,896,112	213,740,426

* Security did not produce income during the last twelve months.

‡‡ At October 31, 2014, Long Short had outstanding put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
PetSmart, Inc., Put	1,760	65	January 2015	$(147,840)
				$(147,840)

At October 31, 2014, Long Short had deposited $12,012,000 in a segregated account to cover requirements on put options written.

@ All or a portion of this security is pledged in connection with outstanding call options written.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2014, these securities amounted to $171,956 or 0.9% of net assets for Inflation Navigator and $253,437 or 0.0% of net assets for Long Short.

Ø All or a portion of this security was purchased on a when-issued basis. At October 31, 2014, these securities amounted to $8,596,825 for Long Short.

È All or a portion of this security is on loan.

ØØ All or a portion of this security is segregated in connection with obligations for common stocks sold short and/or forward foreign currency contracts and/or total return swap contracts and/or financial futures contracts and/or when-issued security purchase commitments.

‡ At October 31, 2014, Global Allocation had deposited $10,286,452 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. For Global Allocation, this collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At October 31, 2014, Long Short had deposited $406,375,507 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

§ Affiliated issuer (see Note F of Notes to Financial Statements).

a Principal amount is stated in the currency in which security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = Pound Sterling

MXN = Mexican Peso

NZD = New Zealand Dollar

SEK = Swedish Krona

ZAR = South African Rand

b Effective June 2, 2014. Formerly, Neuberger Berman Dynamic Real Return Fund through June 1, 2014.

± See Note A-13 in the Notes to Financial Statements for the Funds' open positions in derivatives at October 31, 2014.

^^ Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

See Notes to Financial Statements

Statements of Asset and Liabilities

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	October 31, 2014	October 31, 2014	October 31, 2014
Assets
Investments in securities, at value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$91,290,139	$26,770,344	$13,812,228
Affiliated issuers	6,133,003	—	5,637,640
	97,423,142	26,770,344	19,449,868
Foreign currency*	—	3,930	8,025
Deposits with brokers for short sales (Note A-10)	—	10,053,738	—
Deposits with brokers for futures contracts (Note A-13)	—	679,709	43,262
Deposits with brokers for option contracts (Note A-13)	—	—	—
Deposits with brokers for open swap contracts (Note A-13)	—	460,000	—
Deposits with brokers for forward foreign currency contracts (Note A-13)	—	420,000	—
Dividends and interest receivable	81,038	8,477	34,924
Receivable for securities sold	273,678	—	49,246
Receivable for Fund shares sold	—	18,202	—
Receivable from Management—net (Note B)	37,295	60,567	57,081
Open swap contracts, at value (Note A-13)	—	571,855	—
Cash collateral for securities loaned (Note A-11)	—	243,916	—
Receivable for variation margin (Note A-13)	—	45,674	10,479
Receivable for open forward foreign currency contracts (Note A-13)	—	27,652	—
Prepaid expenses and other assets	15,681	13,908	24,125
Total Assets	97,830,834	39,377,972	19,677,010
Liabilities
Investments sold short, at value** (Note A)	—	9,735,766	—
Interest payable for short sales	—	21,177	—
Payable for collateral on securities loaned (Note A-11)	—	243,916	—
Payable to investment manager—net (Notes A & B)	46,544	16,056	6,662
Options contracts written, at value*** (Note A-13)	—	—	—
Payable for securities purchased	161,752	—	166,959
Payable for Fund shares redeemed	—	34,820	—
Payable to administrator—net (Note B)	—	—	—
Payable to trustees	1,881	1,881	1,881
Open swap contracts, at value (Note A-13)	—	115,060	—
Payable for variation margin (Note A)	—	—	—
Payable for open forward foreign currency contracts (Note A-13)	—	24,692	—
Accrued expenses and other payables	81,538	161,544	120,115
Total Liabilities	291,715	10,354,912	295,617
Net Assets	$97,539,119	$29,023,060	$19,381,393
Net Assets consist of:
Paid-in capital	$84,248,054	$28,452,911	$18,466,551
Undistributed net investment income (loss)	704,109	148,162	3,028
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	1,597,358	(219,215)	(76,667)
Net unrealized appreciation (depreciation) in value of investments	10,989,598	641,202	988,481
Net Assets	$97,539,119	$29,023,060	$19,381,393
Net Assets
Institutional Class	96,765,995	12,452,132	16,887,069
Class A	636,543	9,569,462	2,192,530
Class C	136,581	7,001,466	301,794

See Notes to Financial Statements

Statements of Asset and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	October 31, 2014	October 31, 2014	October 31, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	8,093,058	1,151,488	1,572,028
Class A	53,407	889,354	204,734
Class C	11,561	660,334	28,394
Net Asset Value, offering and redemption price per share
Institutional Class	$11.96	$10.81	$10.74
Net Asset Value and redemption price per share
Class A	$11.92	$10.76	$10.71
Offering Price per share
Class A‡	$12.65	$11.42	$11.36
Net Asset Value and offering price per share
Class C^	$11.81	$10.60	$10.63
†Securities on loan, at value:
Unaffiliated issuers	$—	$236,221	$—
*Cost of Investments:
Unaffiliated issuers	$80,402,236	$27,394,109	$12,579,467
Affiliated issuers	6,031,189	—	5,867,864
Total cost of investments	$86,433,425	$27,394,109	$18,447,331
Total cost of foreign currency	$—	$3,182	$7,388
**Proceeds from investments sold short	$—	$10,342,182	$—
***Premium received from options written	$—	$—	$—

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Asset and Liabilities (cont'd)

Neuberger Berman Alternative Funds

LONG SHORT FUND
October 31, 2014
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$3,170,374,764
Affiliated issuers	—
3,170,374,764
Foreign currency*	—
Deposits with brokers for short sales (Note A-10)	406,375,507
Deposits with brokers for futures contracts (Note A-13)	18,476,370
Deposits with brokers for option contracts (Note A-13)	12,012,000
Deposits with brokers for open swap contracts (Note A-13)	—
Deposits with brokers for forward foreign currency contracts (Note A-13)	—
Dividends and interest receivable	10,721,909
Receivable for securities sold	42,538,195
Receivable for Fund shares sold	7,919,320
Receivable from Management—net (Note B)	—
Open swap contracts, at value (Note A-13)	—
Cash collateral for securities loaned (Note A-11)	—
Receivable for variation margin (Note A)	—
Receivable for open forward foreign currency contracts (Note A-13)	—
Prepaid expenses and other assets	89,956
Total Assets	3,668,508,021
Liabilities
Investments sold short, at value** (Note A)	403,450,020
Dividends payable for short sales	368,438
Payable for collateral on securities loaned (Note A-11)	—
Payable to investment manager—net (Notes A & B)	2,977,309
Options contracts written, at value*** (Note A-13)	147,840
Payable for securities purchased	21,812,901
Payable for Fund shares redeemed	6,466,590
Payable to administrator—net (Note B)	714,563
Payable to trustees	1,881
Open swap contracts, at value (Note A-13)	—
Payable for variation margin (Note A)	4,416,113
Payable for open forward foreign currency contracts (Note A-13)	—
Accrued expenses and other payables	756,438
Total Liabilities	441,112,093
Net Assets	$3,227,395,928
Net Assets consist of:
Paid-in capital	$3,034,472,230
Undistributed net investment income (loss)	—
Distributions in excess of net investment income	(2,109,958)
Accumulated net realized gains (losses) on investments	23,438,928
Net unrealized appreciation (depreciation) in value of investments	171,594,728
Net Assets	$3,227,395,928
Net Assets
Institutional Class	2,627,830,743
Class A	388,555,093
Class C	211,010,092

See Notes to Financial Statements

Statements of Asset and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

LONG SHORT FUND
October 31, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	201,769,229
Class A	30,097,519
Class C	16,670,725
Net Asset Value, offering and redemption price per share
Institutional Class	$13.02
Net Asset Value and redemption price per share
Class A	$12.91
Offering Price per share
Class A‡	$13.70
Net Asset Value and offering price per share
Class C^	$12.66
†Securities on loan, at value:
Unaffiliated issuers	$—
*Cost of Investments:
Unaffiliated issuers	$2,958,329,069
Affiliated issuers	—
Total cost of investments	$2,958,329,069
Total cost of foreign currency	$—
**Proceeds from investments sold short	$371,834,800
***Premium received from options written	$307,729

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,533,716	$127,498	$217,806
Dividend income—affiliated issuers (Notes A-15 & F)	160,279	—	94,099
Interest and other income—unaffiliated issuers	99	—	71,432
Income from securities loaned—net (Note A-11)	—	1,837	—
Foreign taxes withheld (Note A-6)	(19,353)	(9,007)	(224)
Total income	$1,674,741	$120,328	$383,113
Expenses:
Investment management fees (Note B)	555,535	208,713	108,535
Administration fees (Note B)	55,554	19,266	10,018
Administration fees (Note B):
Institutional Class	82,953	15,348	14,550
Class A	609	18,631	796
Class C	230	11,482	267
Distribution fees (Note B):
Class A	762	23,289	994
Class C	1,150	57,411	1,334
Shareholder servicing agent fees:
Institutional Class	6,421	1,663	1,267
Class A	263	3,245	260
Class C	130	1,841	143
Audit fees	41,000	64,700	59,300
Custodian and accounting fees	93,463	191,221	64,604
Insurance expense	1,419	1,123	560
Legal fees	109,334	114,657	126,649
Registration and filing fees	79,003	49,047	79,321
Shareholder reports	2,131	7,574	6,382
Trustees' fees and expenses	37,055	37,095	37,095
Short sales expense (Note A-10)	—	112,873	—
Dividend expense on securities sold short (Note A-10)	—	166,721	—
Miscellaneous	6,085	46,473	28,573
Total expenses	1,073,097	1,152,373	540,648
Expenses reimbursed by Management (Note B)	(283,525)	(571,747)	(386,994)
Investment management fees waived (Note A)	(15,167)	—	(36,050)
Total net expenses	774,405	580,626	117,604
Net investment income (loss)	$900,336	$(460,298)	$265,509

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION NAVIGATOR FUND[a]
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014	For the Year Ended October 31, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,765,832	2,048,670	37,307
Sales of investment securities of affiliated issuers	(5,711)	—	(4,778)
Sales of investment securities of unaffiliated issuers sold short	—	(1,626,339)	—
Realized gain distributions from affiliated issuers	—	—	30,706
Forward foreign currency contracts	—	38,624	—
Foreign currency	(477)	(12,396)	(2,536)
Financial futures contracts	—	556,587	(98,804)
Options written	—	—	—
Total return swap contracts	—	1,302,921	—
Net increase from payments by affiliates (Note B)	—	10,922	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	7,014,929	(1,985,705)	815,416
Affiliated investment securities	94,441	—	(193,556)
Unaffiliated investment securities sold short	—	706,539	—
Forward foreign currency contracts	—	(1,700)	—
Foreign currency	(121)	(14,699)	796
Financial futures contracts	—	(323,374)	(503)
Options written	—	—	—
Total return swap contracts	—	(70,801)	—
Net gain (loss) on investments	8,868,893	629,249	584,048
Net increase (decrease) in net assets resulting from operations	$9,769,229	$168,951	$849,557

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds

LONG SHORT FUND
For the Year Ended October 31, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$21,939,246
Dividend income—affiliated issuers (Notes A-15 & F)	—
Interest and other income—unaffiliated issuers	26,321,009
Income from securities loaned—net (Note A-11)	—
Foreign taxes withheld (Note A-6)	(377,566)
Total income	$47,882,689
Expenses:
Investment management fees (Note B)	28,173,690
Administration fees (Note B)	1,516,671
Administration fees (Note B):
Institutional Class	1,572,706
Class A	1,203,776
Class C	356,893
Distribution fees (Note B):
Class A	1,504,720
Class C	1,784,466
Shareholder servicing agent fees:
Institutional Class	192,568
Class A	111,138
Class C	34,981
Audit fees	32,800
Custodian and accounting fees	420,776
Insurance expense	49,357
Legal fees	117,980
Registration and filing fees	340,710
Shareholder reports	264,658
Trustees' fees and expenses	37,095
Short sales expense (Note A-10)	3,822,513
Dividend expense on securities sold short (Note A-10)	6,106,390
Miscellaneous	108,127
Total expenses	47,752,015
Expenses reimbursed by Management (Note B)	—
Investment management fees waived (Note A)	—
Total net expenses	47,752,015
Net investment income (loss)	$130,674

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

LONG SHORT FUND
For the Year Ended October 31, 2014
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	56,869,716
Sales of investment securities of affiliated issuers	—
Sales of investment securities of unaffiliated issuers sold short	(12,144,559)
Realized gain distributions from affiliated issuers	—
Forward foreign currency contracts	—
Foreign currency	(36,413)
Financial futures contracts	(29,901,918)
Options written	5,153,000
Total return swap contracts	—
Net increase from payments by affiliates (Note B)	60,836
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	111,378,197
Affiliated investment securities	—
Unaffiliated investment securities sold short	(17,441,745)
Forward foreign currency contracts	—
Foreign currency	—
Financial futures contracts	(6,038,306)
Options written	214,429
Total return swap contracts	—
Net gain (loss) on investments	108,113,237
Net increase (decrease) in net assets resulting from operations	$108,243,911

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND		GLOBAL ALLOCATION FUND		INFLATION NAVIGATOR FUND[a]		LONG SHORT FUND
	Year Ended October 31, 2014	Period from May 31, 2013 (Commencement of Operations) to October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Period from December 19, 2012 (Commencement of Operations) to October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$900,336	$141,121	$(460,298)	$(306,272)	$265,509	$218,670	$130,674	$(510,080)
Net realized gain (loss) on investments	1,759,644	(164,468)	2,308,067	1,430,530	(38,105)	(184,391)	19,939,826	10,428,460
Net increase from payments by affiliates (Note B)	—	—	10,922	—	—	—	60,836	—
Change in net unrealized appreciation (depreciation) of investments	7,109,249	3,880,349	(1,689,740)	2,185,771	622,153	366,328	88,112,575	81,517,853
Net increase (decrease) in net assets resulting from operations	9,769,229	3,857,002	168,951	3,310,029	849,557	400,607	108,243,911	91,436,233
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(335,177)	—	(1,423,702)	(158,784)	(332,927)	—	—	(107,714)
Class A	(302)	—	(632,740)	(62,020)	(1,920)	—	—	(36,085)
Class C	(17)	—	(373,622)	(11,158)	(1,167)	—	—	(1,288)
Net realized gain on investments:
Institutional Class	—	—	—	—	—	—	(5,606,352)	(787,269)
Class A	—	—	—	—	—	—	(2,452,314)	(315,555)
Class C	—	—	—	—	—	—	(609,411)	(37,516)
Total distributions to shareholders	(335,496)	—	(2,430,064)	(231,962)	(336,014)	—	(8,668,077)	(1,285,427)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	8,535	85,284,877	3,525,689	10,290,119	1,024,850	17,050,189	2,043,724,867	993,039,563
Class A	540,373	135,504	7,858,510	8,890,938	2,379,608	102,500	405,081,481	508,140,690
Class C	18,500	100,000	4,320,936	2,951,761	199,190	103,500	112,535,003	110,775,702
Proceeds from reinvestment of dividends and distributions:
Institutional Class	335,177	—	1,413,385	157,181	332,927	—	4,822,872	853,873
Class A	302	—	502,685	51,292	1,920	—	2,249,144	293,006
Class C	17	—	359,737	10,926	1,167	—	466,547	17,797
Payments for shares redeemed:
Institutional Class	(162,561)	(1,936,319)	(8,502,926)	(3,857,972)	(932,595)	(1,511,161)	(526,844,014)	(105,947,534)
Class A	(76,021)	—	(6,038,449)	(5,368,301)	(281,537)	—	(546,927,034)	(60,519,912)
Class C	—	—	(2,120,187)	(726,293)	—	(3,315)	(22,735,877)	(4,321,732)
Net increase (decrease) from Fund share transactions	664,322	83,584,062	1,319,380	12,399,651	2,725,530	15,741,713	1,472,372,989	1,442,331,453
Net Increase (Decrease) in Net Assets	10,098,055	87,441,064	(941,733)	15,477,718	3,239,073	16,142,320	1,571,948,823	1,532,482,259
Net Assets:
Beginning of year	87,441,064	—	29,964,793	14,487,075	16,142,320	—	1,655,447,105	122,964,846
End of year	$97,539,119	$87,441,064	$29,023,060	$29,964,793	$19,381,393	$16,142,320	$3,227,395,928	$1,655,447,105
Undistributed net investment income (loss) at end of year	$704,109	$134,668	$148,162	$1,798,541	$3,028	$157,407	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—	$(2,109,958)	$(42,614)

a Formerly Dynamic Real Return Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Notes to Financial Statements Alternative Funds

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust. Long Short is non-diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation became diversified in December 2013). Flexible Select, and Inflation Navigator are each diversified. Inflation Navigator had no operations until December 19, 2012, other than matters relating to its organization and its registration of shares under the 1933 Act. Flexible Select had no operations until May 31, 2013, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders. Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies".

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5 Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: gains and losses from passive foreign investment companies (PFICs), swaps, foreign currencies, foreign futures and partnerships; net operating losses written off or netted against short term gains; non-deductible stock issuance costs and excise taxes; distributions from real estate investment trusts (REITs); capitalized dividends on short sales; and deflation adjustments on U.S. Treasury inflation protected bonds (TIPs). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Flexible Select	$1	$4,601	$(4,602)
Global Allocation	(9,938)	1,239,983	(1,230,045)
Inflation Navigator	(1,120)	(83,874)	84,994
Long Short	(467,617)	(2,198,018)	2,665,635

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2014	2013		2014	2013		2014	2013		2014	2013		2014	2013
Flexible Select	$335,496	$—	(2)	$—	$—	(2)	$—	$—	(2)	$—	$—	(2)	$335,496	$—	(2)
Global Allocation	2,430,064	231,962		—	—		—	—		—	—		2,430,064	231,962
Inflation Navigator	336,014	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	336,014	—	(1)
Long Short	7,970,437	1,285,427		—	—		697,640	—		—	—		8,668,077	1,285,427

(1) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(2) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Flexible Select	$1,367,185	$1,190,435	$10,757,748	$—	$(24,303)	$13,291,065
Global Allocation	624,099	—	27,489	(68,747)	(12,692)	570,149
Inflation Navigator	4,215	—	1,142,120	(204,754)	(26,739)	914,842
Long Short	—	12,748,561	182,285,095	(2,070,580)	(39,378)	192,923,698

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed or recognized on wash sales, straddles and unsettled short sales; mark-to-market adjustments on PFICs, swaps, futures contracts and forward contracts; adjustments related to partnerships, REITs and TIPs; deferral of "late year ordinary loss" (as defined in the Internal Revenue Code of 1986, as amended); and amortization of organizational costs.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2014, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards (No Expiration Date)
	Long-Term	Short-Term
Global Allocation	$—	$68,747
Inflation Navigator	—	204,754

During the year ended October 31, 2014, Flexible Select and Global Allocation utilized capital loss carryforwards of $54,983 and $669,860, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2014, Long Short elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss
Deferral
Long Short	$2,070,580

6 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust

(e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Deposits with brokers for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. At October 31, 2014, Global Allocation had pledged cash in the amount of $10,053,738 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At October 31, 2014, Long Short had pledged cash in the amount of $406,375,507 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

11 Security lending: Each of Global Allocation and Long Short, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2014, Global Allocation received net income under the securities lending arrangement of $1,837. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of October 31, 2014, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of October 31, 2014, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$236,221	$243,916

12 Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-15 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

13 Derivative instruments: During the year ended October 31, 2014, the Funds' use of derivatives, as described below for each Fund, except for Flexible Select, was limited to total return swaps, financial futures contracts, forward foreign currency contracts, and purchased and written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the year ended October 31, 2014, Global Allocation used total return swaps to provide investment exposure to the benchmark indices. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At October 31, 2014, the outstanding total return swap contracts for Global Allocation were as follows:

			Rate Type
Swap Counterparty	Notional Amount	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank N.A.	$13,668,117	January 7, 2015	0.743	%(1)	J.P. Morgan Global Government Bond Total Return Index Unhedged	$(6,484)	$(108,576)	$(115,060)

			Rate Type
Swap Counterparty	Notional Amount	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank N.A.	$16,952,854	January 14, 2015	0.203	%(2)	MSCI Daily Total Return Net World Index	$(1,627)	$573,482	$571,855
Total						$(8,111)	$464,906	$456,795

(1) 1 month LIBOR plus 0.59% at October 7, 2014.

(2) 1 month LIBOR plus 0.05% at October 13, 2014.

For the year ended October 31, 2014, the average notional value of total return swap contracts for Global Allocation was $28,884,550.

At October 31, 2014, Global Allocation had deposited $460,000 in a segregated account to cover margin requirements for total return swap contracts.

Financial futures contracts: During the year ended October 31, 2014, Global Allocation entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions, including adjusting the investment exposures provided by the Fund's total return swaps, described above, to the benchmark indices. In addition, the Fund also utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2014, Inflation Navigator entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2014, Long Short entered into financial futures contracts on the broader market index and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At October 31, 2014, open positions in financial futures contracts were as follows:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	November 2014	3 Hang Seng Index Future	Short	$(14,891)
Global Allocation	December 2014	21 Mini Japanese Government Bond, 10 Year	Short	(16,457)
Global Allocation	December 2014	1 Australian Dollar/U.S. Dollar Currency	Short	(832)
Global Allocation	December 2014	8 Canadian Currency	Short	14,995
Global Allocation	December 2014	11 Euro Currency	Short	38,847
Global Allocation	December 2014	14 Euro STOXX 50 Index	Short	12,404
Global Allocation	December 2014	1 Euro-Bund	Short	111
Global Allocation	December 2014	14 FTSE 100 Index	Short	3,547
Global Allocation	December 2014	2 GBP Currency	Short	895
Global Allocation	December 2014	12 Japanese Yen	Short	65,701
Global Allocation	December 2014	9 Mini MSCI Emerging Markets Index	Short	(13,566)
Global Allocation	December 2014	12 S&P TSX 60 Index	Short	18,484
Global Allocation	December 2014	14 S&P 500 E-Mini Index	Short	(53,329)
Global Allocation	December 2014	2 Topix Index	Short	(11,769)
Global Allocation	December 2014	1 U.S. Treasury Note, 10 Year	Short	952
Global Allocation	December 2014	3 Australian Dollar/U.S. Dollar Currency	Long	(9,788)
Global Allocation	December 2014	11 Australian Treasury Bond, 10 Year	Long	14,732
Global Allocation	December 2014	9 Canadian Treasury Bond, 10 Year	Long	5,706
Global Allocation	December 2014	4 CHF Currency	Long	(9,110)
Global Allocation	December 2014	5 Euro-Bund	Long	11,958
Global Allocation	December 2014	9 GBP Currency	Long	(11,386)
Global Allocation	December 2014	14 UK Long Gilt Bond	Long	53,726
Global Allocation	December 2014	12 S&P 500 E-Mini Index	Long	20,858
Global Allocation	December 2014	4 SPI 200 Index	Long	21,108
Global Allocation	December 2014	14 Topix Index	Long	51,286
Global Allocation	December 2014	17 U.S. Treasury Note, 10 Year	Long	18,494
Total				$212,676
Inflation Navigator	December 2014	1 Mini Japanese Government Bond, 10 Year	Short	$(654)
Inflation Navigator	December 2014	2 Government of Canada Bond, 10 Year	Short	(1,159)
Inflation Navigator	December 2014	4 Euro Currency	Short	17,176
Inflation Navigator	December 2014	2 Euro-Bund	Short	(4,991)
Inflation Navigator	December 2014	1 New Zealand Dollar	Short	5,457
Inflation Navigator	December 2014	1 Swedish Krona	Short	4,439

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Inflation Navigator	December 2014	1 U.S. Treasury Note, 2 Year	Short	$(674)
Inflation Navigator	December 2014	7 U.S. Treasury Bond, Ultra Long	Short	(19,094)
Inflation Navigator	December 2014	11 GBP Currency	Long	(24,961)
Inflation Navigator	December 2014	4 U.S. Treasury Note, 10 Year	Long	3,174
Inflation Navigator	December 2014	4 Long U.S. Treasury Bond	Long	7,253
Inflation Navigator	December 2014	1 Euribor, 3 Month	Long	626
Inflation Navigator	December 2014	1 Australian Dollar	Long	737
Inflation Navigator	December 2014	1 Canadian Dollar	Long	(2,503)
Inflation Navigator	December 2015	1 Canadian Banker's Acceptance	Long	330
Inflation Navigator	December 2015	1 New Zealand Bank Bill, 3 Month	Long	91
Inflation Navigator	March 2015	1 EuroYen, 3Month	Long	72
Total				$(14,681)
Long Short	December 2014	110 S&P MidCap 400 E-Mini Index	Short	$(465,072)
Long Short	December 2014	2,887 S&P 500 E-Mini Index	Short	(5,011,788)
Long Short	December 2014	595 Russell 2000 Mini Index	Short	(3,518,776)
Total				$(8,995,636)

During the year ended October 31, 2014, the average notional value of financial futures contracts was:

	Long positions	Short positions
Global Allocation	$20,003,980	$(10,450,985)
Inflation Navigator	$2,249,495	$(2,399,996)
Long Short	$—	$(257,086,736)

At October 31, 2014, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Global Allocation	$12,994,955	$(13,484,385)
Inflation Navigator	$3,871,046	$(3,043,789)
Long Short	$—	$(375,589,490)

At October 31, 2014, the Funds had deposited the following in segregated accounts to cover margin requirements on open financial futures contracts:

Global Allocation	$679,709
Inflation Navigator	$43,262
Long Short	$18,476,370

Forward foreign currency contracts: During the year ended October 31, 2014, Global Allocation entered into forward foreign currency contracts ("forward contracts") contracts to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2014, open forward contracts for Global Allocation were as follows:

	Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	323,216	Brazilian Real	$128,597	Goldman Sachs	November 13, 2014	$1,481
	6,796,503,829	Indonesian Rupiah	552,247	Goldman Sachs	November 13, 2014	9,315
	241,770,663	South Korean Won	225,646	Goldman Sachs	November 13, 2014	494
	23,738,034	New Taiwan Dollar	779,395	Goldman Sachs	November 13, 2014	1,099
	3,686,737	South African Rand	323,897	Goldman Sachs	November 13, 2014	9,864
Total						$22,253
	Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
	288,408,415	Chilean Peso	$479,235	Goldman Sachs	November 13, 2014	$(21,545)
	4,217,312	Czech Koruna	192,295	Goldman Sachs	November 13, 2014	2,302
	140,284,007	Hungarian Forint	567,570	Goldman Sachs	November 13, 2014	(2,865)
	1,801,265	Mexican Peso	133,405	Goldman Sachs	November 13, 2014	(282)
	720,256	Polish Zloty	215,130	Goldman Sachs	November 13, 2014	1,446
	540,238	Singapore Dollar	422,147	Goldman Sachs	November 13, 2014	1,651
Total						$(19,293)

For the year ended October 31, 2014, Global Allocation's investment in forward contracts had an average value of $2,077,131.

At October 31, 2014, Global Allocation had deposited $420,000 in a segregated account to cover margin requirements for forward contracts.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Long Short for the year ended October 31, 2014. Written option transactions for Long Short for the year ended October 31, 2014 were:

Long Short

	Number of Contracts	Premium Received
Outstanding 10/31/2013	15,000	$2,251,460
Options written	32,560	4,792,794
Options expired	(25,217)	(3,885,118)
Options exercised	(3,250)	(818,281)
Options closed	(17,333)	(2,033,126)
Outstanding 10/31/2014	1,760	$307,729

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the year ended October 31, 2014.

For the year ended October 31, 2014, Long Short had an average market value of $1,718,208 in purchased options and $(639,487) in written options.

At October 31, 2014, the Funds (except Flexible Select) had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Open swap contracts, at value(1)	$—	$—	$571,855	$571,855
Futures contracts	Receivable/Payable for variation margin(2)	105,679	120,438	127,687	353,804
Forward contracts	Receivable for open forward foreign currency contracts	—	27,652	—	27,652
Total Value—Assets		$105,679	$148,090	$699,542	$953,311
Inflation Navigator
Futures contracts	Receivable/Payable for variation margin(2)	$11,546	$27,809	$—	$39,355
Total Value—Assets		$11,546	$27,809	$—	$39,355
Long Short
Option contracts purchased	Investments in securities, at value	$—	$—	$369,600	$369,600
Total Value—Assets		$—	$—	$369,600	$369,600

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Open swap contracts, at value(1)	$—	$—	$(115,060)	$(115,060)
Futures contracts	Receivable/Payable for variation margin(2)	(16,457)	(31,116)	(93,555)	(141,128)
Forward contracts	Payable for open forward foreign currency contracts	—	(24,692)	—	(24,692)
Total Value—Liabilities		$(16,457)	$(55,808)	$(208,615)	$(280,880)
Inflation Navigator
Futures contracts	Receivable/Payable for variation margin(2)	$(26,573)	$(27,463)	$—	$(54,036)
Total Value—Liabilities		$(26,573)	$(27,463	$—	$(54,036)
Long Short
Futures contracts	Receivable/Payable for variation margin(2)	$—	$—	$(8,995,636)	$(8,995,636)
Option contracts written	Option contracts written, at value	—	—	(147,840)	(147,840)
Total Value—Liabilities		$—	$—	$(9,143,476)	$(9,143,476)

(1) "Swap contracts" reflects the appreciation (depreciation) of the total return swap contracts plus accrued interest as of October 31, 2014, which is reflected in the Statements of Assets and Liabilities under the caption "Open swap contracts, at value."

(2) "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2014, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2014, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2014, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Net realized gain (loss) on: total return swap contracts	$—	$—	$1,302,921	$1,302,921
Futures contracts	Net realized gain (loss) on: financial futures contracts	109,646	(250,635)	697,576	556,587
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	38,624	—	38,624
Total Realized Gain (Loss)		$109,646	$(212,011)	$2,000,497	$1,898,132
Inflation Navigator
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(142,616)	$43,812	$—	$(98,804)
Total Realized Gain (Loss)		$(142,616)	$43,812	$—	$(98,804)
Long Short
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(1,941,929)	$—	$(27,959,989)	$(29,901,918)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(8,344,559)	(8,344,559)
Option contracts written	Net realized gain (loss) on: option contracts written	—	—	5,153,000	5,153,000
Total Realized Gain (Loss)		$(1,941,929)	$—	$(31,151,548)	$(33,093,477)

Change in Appreciation (Depreciation)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Global Allocation
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: total return swap contracts	$—	$—	$(70,801)	$(70,801)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(99,329)	5,352	(229,397)	(323,374)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(1,700)	—	(1,700)
Total Change in Appreciation (Depreciation)		$(99,329)	$3,652	$(300,198)	$(395,875)
Inflation Navigator
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(3,453)	$2,950	$—	$(503)
Total Change in Appreciation (Depreciation)		$(3,453)	$2,950	$—	$(503)
Long Short
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$10,236	$—	$(6,048,542)	$(6,038,306)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	3,016,042	3,016,042
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	—	—	214,429	214,429
Total Change in Appreciation (Depreciation)		$10,236	$—	$(2,818,071)	$(2,807,835)

During the current reporting period, the Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Global Allocation at October 31, 2014. Global Allocation's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Global Allocation's derivative assets and liabilities by counterparty, net of amounts available for offset and net of the related collateral received by Global Allocation for assets and pledged by Global Allocation for liabilities as of October 31, 2014.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Swap contracts	$571,855	$—	$571,855
Forward contracts	27,652	—	27,652
Securities lending	236,221	—	236,221
Total	$835,728	$—	$835,728

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Goldman Sachs	$27,652	$(24,692)	$—	$2,960
J.P. Morgan Chase Bank N.A.	571,855	(115,060)	—	456,795
State Street Bank and Trust Company	236,221	—	(236,221)	—
Total	$835,728	$(139,752)	$(236,221)	$459,755

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Swap contracts	$(115,060)	$—	$(115,060)
Forward contracts	(24,692)	—	(24,692)
Total	$(139,752)	$—	$(139,752)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Goldman Sachs	$(24,692)	$24,692	$—	$—
J.P. Morgan Chase Bank N.A.	(115,060)	115,060	—	—
Total	$(139,752)	$139,752	$—	$—

(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b) Net Amount represents amounts subject to loss as of October 31, 2014, in the event of a counterparty failure.

(c) Net Amount represents amounts under-collateralized by Global Allocation to each counterparty as of October 31, 2014.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2014, Flexible Select invested in Neuberger Berman Core Bond Fund (an "Underlying Fund"). Through October 31, 2014, Inflation Navigator invested in Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal period ended October 31, 2014, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended October 31, 2014, income earned under this Arrangement on Flexible Select's and Inflation Navigator's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the fiscal period ended October 31, 2014, management fees waived and income earned under this Arrangement on Flexible Select's and Inflation Navigator's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Flexible Select	$15,167	$160,279
Inflation Navigator	36,050	94,099

16  Other:All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Flexible Select pays Management a fee at the annual rate of 0.600% of the first $250 million of the Fund's average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of the average daily net assets in excess of $4 billion. Global Allocation pays Management a fee at the annual rate of 0.650% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion, and 0.600% of average daily net assets in excess of $2 billion. Inflation Navigator pays Management a fee at the annual rate of 0.650% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million, 0.600% of the next $250 million, 0.575% of the next $250 million, 0.550% of the next $500 million, 0.525% of the next $2.5 billion, and 0.500% of the average daily net assets in excess of $4 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund's average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2014, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% (0.58% after management fee waiver (See Note A-15), 0.65%, 0.65% (0.43% after management fee waiver (See Note A-15)), and

1.11% of Flexible Select's, Global Allocation's, Inflation Navigator's and Long Short's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and Class A and Class C of each Fund pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, as of August 12, 2014, transaction charges related to short sales for Global Allocation and Long Short, and exclude dividend expenses relating to short sales as well as interest expenses relating to short sales for Flexible Select and Inflation Navigator, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2014, there was no repayment to Management under these agreements.

At October 31, 2014, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Period Ending October 31,
				2012		2013		2014
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2015		2016		2017
Flexible Select Institutional Class	0.85%		10/31/17	$—		$216,729	(5)	$281,744
Flexible Select Class A	1.21%		10/31/17	—		2,426	(5)	1,301
Flexible Select Class C	1.96%		10/31/17	—		2,202	(5)	480
Global Allocation Institutional Class	0.90	%(4)	10/31/17	342,304		253,136		297,504
Global Allocation Class A	1.26	%(4)	10/31/17	125,936		141,365		168,872
Global Allocation Class C	2.01	%(4)	10/31/17	19,134		71,481		105,371
Inflation Navigator Institutional Class	0.90%		10/31/17	—		438,126	(3)	374,332
Inflation Navigator Class A	1.26%		10/31/17	—		5,378	(3)	9,441
Inflation Navigator Class C	2.01%		10/31/17	—		5,378	(3)	3,221
Long Short Institutional Class	1.70%		10/31/17	—	(2)	—		—
Long Short Class A	2.06%		10/31/17	—	(2)	—		—
Long Short Class C	2.81%		10/31/17	—	(2)	—		—

(1) Expense limitation per annum of the respective class' average daily net assets.

(2) Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(3) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(4) Prior to February 28, 2013, the contractual expense limitation was 1.20% for Institutional Class, 1.56% for Class A and 2.31% for Class C.

(5) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation and Inflation Navigator, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC ("Neuberger"), as the sub-adviser to Flexible Select and Long Short, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Flexible Select Class A	$2,372	$—	$—	$—
Flexible Select Class C	—	—	—	—
Global Allocation Class A	11,377	—	—	—
Global Allocation Class C	—	13,908	—	—
Inflation Navigator Class A	2,188	—	—	—
Inflation Navigator Class C	—	—	—	—
Long Short Class A	136,616	—	—	—
Long Short Class C	—	67,417	—	—

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

Contribution Amount
Global Allocation	$10,922
Long Short	60,836

Note C—Securities Transactions:

During the year ended October 31, 2014, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Flexible Select	$43,498,512	$—	$43,608,543	$—
Global Allocation	21,706,335	22,882,875	22,938,443	23,941,209
Inflation Navigator	9,230,913	—	6,854,988	—
Long Short	2,099,704,027	555,075,700	873,018,697	407,093,142

During the year ended October 31, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2014 and October 31, 2013 was as follows:

	For the Year Ended October 31, 2014				For the Year Ended October 31, 2013
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Flexible Select
Institutional Class	769	30,471	(14,743)	16,497	8,265,459	—	(188,898)	8,076,561	(2)
Class A	46,439	27	(6,595)	39,871	13,536	—	—	13,536	(2)
Class C	1,559	2	—	1,561	10,000	—	—	10,000	(2)
Global Allocation
Institutional Class	320,306	129,312	(780,344)	(330,726)	951,702	14,913	(349,004)	617,611
Class A	717,157	46,075	(553,785)	209,447	832,046	4,880	(490,611)	346,315
Class C	395,709	33,247	(194,404)	234,552	278,048	1,044	(66,913)	212,179
Inflation Navigator
Institutional Class	95,566	32,833	(90,643)	37,756	1,682,682	—	(148,410)	1,534,272	(1)
Class A	220,368	189	(26,069)	194,488	10,246	—	—	10,246	(1)
Class C	18,279	115	—	18,394	10,343	—	(343)	10,000	(1)
Long Short
Institutional Class	159,546,263	382,464	(41,372,231)	118,556,496	83,663,403	76,375	(8,872,962)	74,866,816
Class A	32,183,453	179,358	(42,735,854)	(10,373,043)	43,047,040	26,279	(5,046,542)	38,026,777
Class C	9,063,806	37,716	(1,825,631)	7,275,891	9,454,741	1,606	(366,848)	9,089,499

(1) Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(2) Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

Note E—Lines of Credit:

At October 31, 2014, each Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the year ended October 31, 2014, none of the Funds utilized this line of credit.

At October 31, 2014, the Funds were participants in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by

Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the year ended October 31, 2014, none of the Funds utilized this line of credit.

In December 2014, a new single committed, unsecured $700,000,000 line of credit was approved for each Fund that will replace the lines of credit with State Street noted above. The new line of credit will be used only for temporary or emergency purposes.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2014	Value October 31, 2014	Distributions from Investments in Affiliated Issuers(2)		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Flexible Select
Neuberger Berman Core Bond Fund Institutional Class	576,112	51,704	45,087	582,729	$6,133,003	$160,279		$(5,711)
Inflation Navigator
Neuberger Berman Emerging Markets Equity Fund Institutional Class	84,322	19,019	—	103,341	$1,764,005	$7,294		$—
Neuberger Berman Floating Rate Income Fund Institutional Class	88,308	3,380	—	91,688	927,348	34,593		—
Neuberger Berman High Income Bond Fund Institutional Class	159,659	36,775	94,389	102,045	948,255	82,918		(2,317)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	161,988	81,612	5,518	238,082	1,998,032	—	*	(2,461)
Total					$5,637,640	$124,805		$(4,778)

(1) Affiliated issuers, as defined in the 1940 Act.

(2) Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

* Security did not produce income during the last twelve months.

Other: At October 31, 2014, there were affiliated investors owning 2.8% and 2.4% of Flexible Select's and Inflation Navigator's outstanding shares, respectively.

Note G—Recent Accounting Pronouncement:

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

This page has been left blank intentionally

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return††	Voluntary Contributions from Management	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Flexible Select Fund
Institutional Class
10/31/2014	$10.80	$0.11	$1.09	$1.20	$(0.04)	$—	$—	$(0.04)	$11.96	11.16%	$—	$96.8	1.16%	1.16	%Ø	.83%	.83	%Ø	.98%		50%	50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.04	$0.76	$0.80	$—	$—	$—	$—	$10.80	8.00%**	$—	$87.2	1.97%‡*	1.97	%‡Ø*	.83%‡*	.83	%‡Ø*	.95	%‡*	20%**	20	%Ø**
Class A
10/31/2014	$10.78	$0.06	$1.10	$1.16	$(0.02)	$—	$—	$(0.02)	$11.92	10.80%	$—	$0.6	1.64%	1.64	%Ø	1.19%	1.19	%Ø	.50%		50%	50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.02	$0.76	$0.78	$—	$—	$—	$—	$10.78	7.80%**	$—	$0.1	5.09%‡*	5.09	%‡Ø*	1.19%‡*	1.19	%‡Ø*	.57	%‡*	20%**	20	%Ø**
Class C
10/31/2014	$10.75	$(0.02)	$1.08	$1.06	$(0.00)	$—	$—	$(0.00)	$11.81	9.88%	$—	$0.1	2.38%	2.38	%Ø	1.94%	1.94	%Ø	(.14%)		50%	50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$(0.01)	$0.76	$0.75	$—	$—	$—	$—	$10.75	7.50%**	$—	$0.1	6.71%‡*	6.71	%‡Ø*	1.94%‡*	1.94	%‡Ø*	(.18	%)‡*	20%**	20	%Ø**
Global Allocation Fund
Institutional Class
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$—	$(0.99)	$10.81	1.37%	$0.00	$12.5	3.25%	2.72%		1.50%	.98%		(1.12%)		228%	216%
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$—	$(0.15)	$11.63	14.56%	$—	$17.2	3.23%	2.73%		1.48%	.98%		(.85%)		187%	158%
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$—	$(0.90)	$10.30	9.60%	$—	$8.9	5.01%	4.55%		1.68%	1.22%		(1.19%)		446%	423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$—	$10.30	3.00%**	$—	$5.8	18.45%‡*	18.31	%‡*^^	1.36%‡*	1.21	%‡*^^	(.95	%)‡*	268%**	216	%**
Class A
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$—	$(0.94)	$10.76	1.03%	$0.00	$9.6	3.68%	3.16%		1.86%	1.35%		(1.49%)		228%	216%
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$—	$(0.12)	$11.57	14.15%	$—	$7.9	3.58%	3.07%		1.84%	1.33%		(1.25%)		187%	158%
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$—	$(0.88)	$10.25	9.24%	$—	$3.4	5.41%	4.93%		2.07%	1.59%		(1.48%)		446%	423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$—	$10.27	2.70%**	$—	$0.1	22.01%‡*	21.63	%‡*^^	1.96%‡*	1.58	%‡*^^	(1.64	%)‡*	268%**	216	%**
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return††	Voluntary Contributions from Management	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund (cont'd)
Class C
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$—	$(0.88)	$10.60	.30%	$0.00	$7.0	4.46%	3.95%		2.63%	2.11%		(2.27%)		228%	216%
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$—	$(0.04)	$11.43	13.30%	$—	$4.9	4.35%	3.85%		2.59%	2.09%		(1.99%)		187%	158%
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$—	$(0.85)	$10.13	8.34%	$—	$2.2	6.47%	6.03%		2.78%	2.34%		(2.26%)		446%	423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$—	$10.21	2.10%**	$—	$0.00	25.07%‡*	24.87	%‡*^^	2.52%‡*	2.33	%‡*^^	(2.12	%)‡*	268%**	216	%**
Inflation Navigator Fund§§
Institutional Class
10/31/2014	$10.38	$0.17	$0.41	$0.58	$(0.22)	$—	$—	$(0.22)	$10.74	5.73%	$—	$16.9	3.22%	3.22	%Ø	.69%	.69	%Ø	1.61%		41%	41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.17	$0.21	$0.38	$—	$—	$—	$—	$10.38	3.80%**	$—	$15.9	4.55%‡*	4.55	%‡Ø*	.69%‡*	.69	%‡Ø*	1.92	%‡*	45%**	45	%Ø**
Class A
10/31/2014	$10.35	$0.11	$0.44	$0.55	$(0.19)	$—	$—	$(0.19)	$10.71	5.39%	$—	$2.2	3.64%	3.64	%Ø	1.05%	1.05	%Ø	1.01%		41%	41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.14	$0.21	$0.35	$—	$—	$—	$—	$10.35	3.50%**	$—	$0.1	6.99%‡*	6.99	%‡Ø*	1.04%‡*	1.04	%‡Ø*	1.59	%‡*	45%**	45	%Ø**
Class C
10/31/2014	$10.28	$0.03	$0.44	$0.47	$(0.12)	$—	$—	$(0.12)	$10.63	4.60%	$—	$0.3	4.43%	4.43	%Ø	1.80%	1.80	%Ø	.33%		41%	41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.07	$0.21	$0.28	$—	$—	$—	$—	$10.28	2.80%**	$—	$0.1	7.76%‡*	7.76	%‡Ø*	1.79%‡*	1.79	%‡Ø*	.84	%‡*	45%**	45	%Ø**
Long Short Fund
Institutional Class
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$—	$(0.06)	$13.02	4.83%	$0.00	$2,627.8	1.72%	1.48%		1.72%	1.48%		.17%		61%	44%
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$—	$(0.09)	$12.48	13.47%	$—	$1,038.2	1.75%	1.60%		1.75%§	1.60	%§	.10%		103%	52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$—	$11.09	10.90%**	$—	$92.6	2.78%‡*	2.65	%‡*	1.83%‡*	1.70	%‡*	.40	%‡*	93%**	56	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return††	Voluntary Contributions from Management	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund (cont'd)
Class A
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$—	$(0.05)	$12.91	4.47%	$0.00	$388.6	2.09%	1.85%	2.09%		1.85%		(.20%)		61%	44%
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$—	$(0.09)	$12.41	13.08%	$—	$502.1	2.08%	1.94%	2.08	%§	1.94	%§	(.23%)		103%	52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$—	$11.06	10.60%**	$—	$27.0	3.21%‡*	3.11%‡*	2.17	%‡*	2.06	%‡*	.05	%‡*	93%**	56%**
Class C
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$—	$(0.05)	$12.66	3.71%	$0.00	$211.0	2.84%	2.60%	2.84%		2.60%		(.94%)		61%	44%
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$—	$(0.07)	$12.26	12.23%	$—	$115.1	2.83%	2.68%	2.83	%§	2.68	%§	(1.00%)		103%	52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$—	$10.99	9.90%**	$—	$3.4	4.34%‡*	4.20%‡*	2.95	%‡*	2.81	%‡*	(.69	%)‡*	93%**	56%**

See Notes to Financial Highlights

Notes to Financial Highlights

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2014.

^ The date investment operations commenced.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@ Calculated based on the average number of shares outstanding during each fiscal period.

§ After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend Expenses on Securities Sold Short	Excluding Dividend Expenses on Securities Sold Short
	Year Ended October 31, 2013
Long Short Fund Institutional Class	1.69%	1.54%
Long Short Fund Class A	2.06%	1.92%
Long Short Fund Class C	2.81%	2.66%

* Annualized.

** Not annualized.

^^ As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations (See Note B of Notes to Financial Statements).

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø Flexible Select and Inflation Navigator did not engage in short sales.

§§ Effective June 2, 2014, Neuberger Berman Dynamic Real Return Fund changed its name to Neuberger Berman Inflation Navigator Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Alternative Funds and
Shareholders of:
Neuberger Berman Flexible Select Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Inflation Navigator Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund and Neuberger Berman Inflation Navigator Fund (formerly, Neuberger Berman Dynamic Real Return Fund), three of the series constituting the Neuberger Berman Alternative Funds (the "Funds"), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, and Neuberger Berman Inflation Navigator Fund (formerly, Neuberger Berman Dynamic Real Return Fund), at October 31, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Alternative Funds

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Long Short Fund, a series of Neuberger Berman Alternative Funds (the "Trust"), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Long Short Fund, as of October 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 18, 2014

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and/or Neuberger. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey
				(not-for-profit theatre), 2000 to 2005.
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2014. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Flexible Select	0.0%	0.0%	0.0%	0.0%
Global Allocation	0.0	0.0	0.0	0.0
Inflation Navigator	0.6	0.0	0.0	0.0
Long Short	0.0	0.0	0.0	0.0

For the fiscal year ended October 31, 2014, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the U.S. Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Fund's distributions during the calendar year 2014 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Flexible Select	$1,742,461
Global Allocation	128,260
Inflation Navigator	326,614
Long Short	21,941,560

In early 2015 you will receive information to be used in filing your 2014 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2014. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Long Short Fund designates $697,640 as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Navigator Fund (formerly Neuberger Berman Dynamic Real Return Fund) and Neuberger Berman Long Short Fund (each, a "Fund"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management, Neuberger Berman LLC ("Neuberger") and Neuberger Berman Fixed Income LLC ("NBFI") have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. (Neuberger serves as sub-adviser for Neuberger Berman Flexible Select Fund and Neuberger Berman Long Short Fund, and NBFI serves as sub-adviser for Neuberger Berman Global Allocation Fund and Neuberger Berman Inflation Navigator Fund.)

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, Neuberger, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with such counsel separately from representatives of Management, Neuberger, and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger or NBFI, as applicable; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, Neuberger, and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, Neuberger or NBFI, as applicable, who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's, Neuberger's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management, Neuberger, or NBFI used brokers to execute Fund transactions that provide research and other services to Management, Neuberger, or NBFI and the types of benefits potentially derived from such services by Management, Neuberger, NBFI, the Funds and other clients of Management, Neuberger and NBFI. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management, Neuberger, and NBFI, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, Neuberger and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management, Neuberger and NBFI in this context.

With respect to investment performance, the Board considered information regarding each Fund's performance on both an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by portfolio managers. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had underperformed their relevant market indices and/or peer groups over certain periods, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. With respect to Neuberger Berman Flexible Select Fund and Neuberger Berman Inflation Navigator Fund, the Board considered that each Fund intended to invest in affiliated underlying funds pursuant to exemptive relief obtained from the Securities and Exchange Commission. The Board further considered, for any assets that Neuberger Berman Flexible Select Fund and Neuberger Berman Inflation Navigator Fund invest in an affiliated underlying fund, Management's undertaking to waive a portion of each Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories. The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered each Fund's fee structure and noting that each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the Board considered whether any such breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for the services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability, if any, was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger or NBFI, as applicable, could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's, Neuberger's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0265 12/14

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Risk Balanced Commodity Strategy Fund

Annual Report

October 31, 2014

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
CONSOLIDATED SCHEDULE OF INVESTMENTS	9
CONSOLIDATED FINANCIAL STATEMENTS	16
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	29
Report of Independent Registered Public Accounting Firm	32
Directory	33
Trustees and Officers	34
Proxy Voting Policies and Procedures	42
Quarterly Portfolio Schedule	42
Board Consideration of the Management and Sub-Advisory Agreements	43

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Risk Balanced Commodity Strategy Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the 12 months ended October 31, 2014. The Fund seeks to generate returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio.

After a strong first half of the reporting period, the commodity market generated weak results. Overall, the commodity market in the aggregate posted a negative return for the 12 months ended October 31, 2014. Commodities were initially supported by several factors, including severe winter weather that propelled the price of natural gas higher and the conflict in Ukraine, which impacted wheat prices. Commodities then declined in general as the period progressed. In the energy sector, the price of oil fell sharply given challenging supply/demand dynamics. Agriculture prices were dragged down by a bumper crop and moderating demand, whereas precious metals were negatively impacted by a sharply rising U.S. dollar and expectations of tightening U.S. monetary policy. For the reporting period as a whole, livestock and certain components of the softs sectors generated positive results.

Looking ahead, in our view commodity prices could continue to fluctuate given geopolitical uncertainties and macroeconomic factors. However, over the longer-term we would anticipate that commodities would once again be driven more by their underlying fundamentals. Against this backdrop, certain commodities that either declined or rallied during the reporting period could experience a reversion to the mean. We continue to believe that commodities remain an important long-term investment opportunity and a way for investors to more thoroughly diversify their portfolios.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Class A generated a total return of –7.25% at NAV for the 12 months ended October 31, 2014 and underperformed its benchmark, the Bloomberg Commodity Index (formerly called the Dow Jones-UBS Commodity Index), which posted a –5.94% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While there were pockets of strength, the overall commodity market generated weak results during the reporting period. Among the weakest performers were precious metals, energy and agriculture. The strengthening U.S. economy, the end of the U.S. Federal Reserve's (Fed) quantitative easing program and the rallying U.S. dollar were headwinds for precious metals. The energy sector was challenged by weakening global demand and increased supply, which contributed to the declining price of oil, especially toward the end of the period. Agriculture prices were driven lower by a bumper crop season. Conversely, livestock and certain parts of the softs sector posted positive results. Within the livestock sector, a deadly virus led to the death of millions of piglets, which drove up the price of lean hogs in the first quarter of 2014. Strong performers in the softs sector included coffee, due to a drought in Brazil, and cocoa, given concerns of the Ebola virus spreading into cocoa-producing African countries.

The Fund's Dynamic Core strategy selects weights by focusing on risk, liquidity and yield. The Fund's underperformance relative to the index was largely due to its overweights in some energy commodities, as well as an underweight to natural gas, which surged higher in early 2014 when frigid temperatures gripped the northeastern U.S., boosting demand for heating fuel. Elsewhere, an underweight to coffee was negative for performance. On the upside, the Fund's overweight to livestock and an underweight to agriculture were additive for results, and an underweighted precious metals exposure also added value.

The Fund's Tactical Strategy actively manages the Dynamic Core exposures by taking advantage of short- to medium-term opportunities based on factors including macroeconomics, supply/demand, the pricing relationships between commodities and the shape of the futures curve. The Fund's tactical positioning detracted from performance during the reporting period.

The Fund's use of commodity futures detracted from performance.

Looking ahead, we envision several scenarios that could impact certain commodity sectors going forward. For example, there are several factors that could result in a bottom for the price of oil. These include the potential for production cuts from OPEC, postponed or cancelled projects by Western oil companies, and a possible spike in prices should the Islamic State invade the southern parts of Iraq. In the precious metals space, if the Fed delays interest rate hikes, we think it would likely be a headwind for the U.S. dollar. This, in turn, may support the precious metals space. Lastly, in the agricultural sector, we have seen a substantial inventory build-up that dragged prices down to multi-year lows. Increased inventory was a result of an almost perfect growing and harvesting period, for grains in particular. As prices have fallen and international demand has weakened, farmers may reduce supplies to instigate a recovery in prices and balance the market. On top of this, weather-related issues could correct prices from their current lows.

Sincerely,

WAI LEE, HAKAN KAYA, THOMAS SONTAG AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1 Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

2

Risk Balanced Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)
Asset-Backed Securities	21.2%
Certificates of Deposit	2.1
Corporate Debt Securities	48.4
U.S. Government Agency Securities	0.3
U.S. Treasury Securities	18.3
Short-Term Investments	9.7
Total	100.0%

PORTFOLIO BY INVESTMENT

EXPOSURE TO COMMODITY

DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	12.8%
Energy	32.1
Industrial Metals	19.8
Livestock	11.1
Precious Metals	17.6
Softs	6.6
Total	100.0%

PERFORMANCE HIGHLIGHTS2

	Inception	Average Annual Total Return Ended 10/31/2014
	Date	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	–6.88%	–7.73%
Class A	08/27/2012	–7.25%	–8.09%
Class C	08/27/2012	–7.77%	–8.75%
With Sales Charge
Class A		–12.61%	–10.55%
Class C		–8.69%	–8.75%
Index
Bloomberg Commodity Index[1,3]		–5.94%	–9.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 3.70%, 3.81% and 4.70% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.10%, 1.46% and 2.21% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2014 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Risk Balanced Commodity Strategy Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Class A shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Endnotes

1 Please see "Description of Index" on page 6 for a description of the index. Please note that individuals cannot invest directly in any index. The index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2 During the period from August 2012 through January 2013, the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

3 The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

5

Description of Index

Bloomberg Commodity Index (formerly the Dow Jones-UBS Commodity Index):

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information as of 10/31/14 (Unaudited)

Neuberger Berman Alternative and Multi-Asset Class Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During the Period(1) 5/1/14 - 10/31/14	Expense Ratio
Neuberger Berman Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$882.20	$5.22	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class A	$1,000.00	$880.40	$6.92	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class C	$1,000.00	$877.80	$10.46	2.21%	$1,000.00	$1,014.06	$11.22	2.21%

(1) For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A-1 in the Notes to Consolidated Financial Statements) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

8

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (3.3%)
$3,000,000	U.S. Treasury Notes, 4.00%, due 2/15/15 (Cost $3,034,084)	$3,033,399
U.S. Government Agency Securities (0.3%)
250,000	Federal Farm Credit Banks, Bonds, 0.18%, due 3/13/15 (Cost $250,024)	250,077	µ
Asset-Backed Securities (20.3%)
705,595	Ally Auto Receivables Trust, Ser. 2011-5, Class A4, 1.32%, due 7/15/16	707,216
335,324	Ally Auto Receivables Trust, Ser. 2012-3, Class A3, 0.85%, due 8/15/16	335,708
230,781	Ally Auto Receivables Trust, Ser. 2013-1, Class A3, 0.63%, due 5/15/17	230,981
800,000	Ally Auto Receivables Trust, Ser. 2012-4, Class A4, 0.80%, due 10/16/17	800,770
990,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.23%, due 12/16/19	985,415	µ
747,778	CarMax Auto Owner Trust, Ser. 2012-3, Class A3, 0.52%, due 7/17/17	748,060
1,475,000	CarMax Auto Owner Trust, Ser. 2013-1, Class A3, 0.60%, due 10/16/17	1,476,062
875,000	Chase Issuance Trust, Ser. 2013-A5, Class A, 0.47%, due 5/15/17	875,342
1,300,000	Chase Issuance Trust, Ser. 2014-A4, Class A4, 0.36%, due 4/16/18	1,299,054	µ
1,120,000	Citibank Credit Card Issuance Trust, Ser. 2008-A6, Class A6, 1.36%, due 5/22/17	1,126,372	µ
1,000,000	Citibank Credit Card Issuance Trust, Ser. 2005-A9, Class A9, 5.10%, due 11/20/17	1,047,670
416,319	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A2, 0.48%, due 11/15/16	416,423
550,000	Ford Credit Auto Owner Trust, Ser. 2013-B, Class A3, 0.57%, due 10/15/17	550,453
600,000	Ford Credit Auto Owner Trust, Ser. 2013-C, Class A3, 0.82%, due 12/15/17	601,657
105,827	Honda Auto Receivables Owner Trust, Ser. 2013-3, Class A2, 0.54%, due 1/15/16	105,860
1,550,000	Honda Auto Receivables Owner Trust, Ser. 2014-3, Class A2, 0.48%, due 12/15/16	1,550,391
640,000	Honda Auto Receivables Owner Trust, Ser. 2011-3, Class A4, 1.17%, due 12/21/17	640,840
286,523	Hyundai Auto Receivables Trust, Ser. 2013-C, Class A2, 0.57%, due 6/15/16	286,707
298,453	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.32%, due 11/23/22	298,008	µ
263,818	Nissan Auto Receivables Owner Trust, Ser. 2013-A, Class A3, 0.50%, due 5/15/17	263,892
994,519	SLM Student Loan Trust, Ser. 2014-2, Class A1, 0.40%, due 7/25/19	994,576	µ
1,296,833	SLM Student Loan Trust, Ser. 2005-9, Class A5, 0.35%, due 1/27/25	1,294,377	µ
1,500,000	Toyota Auto Receivables Owner Trust, Ser. 2014-B, Class A2, 0.40%, due 12/15/16	1,498,914
447,239	World Omni Auto Receivables Trust, Ser. 2013-B, Class A2, 0.48%, due 11/15/16	447,241
	Total Asset-Backed Securities (Cost $18,634,002)	18,581,989
Corporate Debt Securities (46.3%)
Aerospace & Defense (1.6%)
805,000	Rockwell Collins, Inc., Senior Unsecured Notes, 0.58%, due 12/15/16	805,852	µ
695,000	United Technologies Corp., Senior Unsecured Notes, 0.73%, due 6/1/15	696,907	µ
		1,502,759
Automobile Manufacturers (5.1%)
965,000	American Honda Finance Corp., Senior Unsecured Notes, 0.73%, due 10/7/16	971,664	µ
1,100,000	Daimler Finance North America LLC, Guaranteed Notes, 0.57%, due 8/1/17	1,098,507	ñµ
1,120,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 0.33%, due 9/23/16	1,118,737	µ
445,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 0.52%, due 5/17/16	446,025	µ
410,000	Volkswagen Group of America Finance LLC, Guaranteed Notes, 0.60%, due 5/23/17	410,413	ñµ
575,000	Volkswagen Int'l Finance NV, Guaranteed Notes, 0.83%, due 11/20/14	575,139	ñµ
		4,620,485

See Notes to Schedule of Investments

9

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
Banks (14.4%)
$710,000	Bank of America N.A., Senior Unsecured Notes, 0.70%, due 11/14/16	$710,287	µ
490,000	Bank of Montreal, Senior Unsecured Medium-Term Notes, 0.75%, due 7/15/16	492,765	µ
1,000,000	Bank of New York Mellon Corp., Senior Unsecured Medium-Term Notes, 0.46%, due 3/4/16	1,000,398	µ
750,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.23%, due 11/21/14	750,305	µ
965,000	HSBC USA, Inc., Senior Unsecured Notes, 0.53%, due 6/23/17	965,578	µ
2,105,000	JPMorgan Chase & Co., Senior Unsecured Notes, 0.75%, due 2/15/17	2,111,191	µ
230,000	Mizuho Bank Ltd., Guaranteed Notes, 0.66%, due 4/16/17	230,390	ñµ
600,000	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 1.18%, due 12/19/14	600,552	µ
395,000	National Australia Bank Ltd., Senior Unsecured Notes, 0.78%, due 7/25/16	397,327	µ
476,000	National City Corp., Senior Unsecured Notes, 4.90%, due 1/15/15	480,004
730,000	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 0.45%, due 12/16/15	731,142	µ
450,000	Svenska Handelsbanken AB, Senior Unsecured Notes, 0.70%, due 9/23/16	452,202	µ
655,000	Toronto-Dominion Bank, Senior Unsecured Medium-Term Notes, 0.44%, due 11/6/15	655,721	µ
920,000	U.S. Bank N.A., Senior Unsecured Bank Notes, 0.46%, due 1/30/17	920,587	µ
1,340,000	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 0.49%, due 9/8/17	1,338,487	µ
500,000	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 0.76%, due 7/20/16	502,169	µ
850,000	Westpac Banking Corp., Senior Unsecured Notes, 0.99%, due 9/25/15	855,526	µ
		13,194,631
Beverages (0.9%)
460,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 0.42%, due 1/27/17	459,499	µ
330,000	Coca-Cola Co., Senior Unsecured Notes, 0.21%, due 3/5/15	330,035	µ
		789,534
Computers (2.0%)
455,000	Apple, Inc., Senior Unsecured Notes, 0.28%, due 5/3/16	455,000	µ
390,000	Apple, Inc., Senior Unsecured Notes, 0.31%, due 5/5/17	389,806	µ
985,000	International Business Machines Corp., Senior Unsecured Notes, 0.26%, due 7/29/15	985,000	µ
		1,829,806
Diversified Financial Services (3.8%)
925,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, 1.33%, due 6/12/15	930,735	µ
1,860,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 0.88%, due 7/12/16	1,875,125	µØØ
675,000	Harley-Davidson Funding Corp., Guaranteed Notes, 5.75%, due 12/15/14	679,065	ñ
		3,484,925
Electric (1.6%)
1,023,000	Duke Energy Ohio, Inc., 1st Mortgage Notes, 0.37%, due 3/6/15	1,023,241	µ
460,000	Electricite de France, Senior Unsecured Notes, 0.69%, due 1/20/17	461,341	ñµ
		1,484,582
Healthcare — Products (1.6%)
1,470,000	Medtronic, Inc., Senior Unsecured Notes, 0.33%, due 2/27/17	1,466,281	µ

See Notes to Schedule of Investments

10

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
Insurance (2.2%)
$210,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.38%, due 1/10/17	$210,003	µ
270,000	Metropolitan Life Global Funding I, Secured Notes, 0.76%, due 7/15/16	272,073	ñµ
1,000,000	Pricoa Global Funding I, Secured Notes, 0.50%, due 8/19/15	1,001,984	ñµ
495,000	Principal Life Global Funding II, Senior Secured Notes, 0.61%, due 5/27/16	496,476	ñµ
		1,980,536
Machinery — Construction & Mining (0.6%)
170,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.35%, due 11/25/15	170,161	µ
400,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.47%, due 2/26/16	400,745	µ
		570,906
Machinery Diversified (0.8%)
510,000	John Deere Capital Corp., Senior Unsecured Medium-Term Notes, 0.35%, due 6/15/15	510,406	µ
210,000	John Deere Capital Corp., Senior Unsecured Notes, 0.52%, due 10/11/16	210,573	µ
		720,979
Media (0.9%)
770,000	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.77%, due 4/15/16	773,235	ñµ
65,000	Walt Disney Co., Senior Unsecured Medium-Term Notes, 0.22%, due 2/11/15	65,004	µ
		838,239
Mining (1.3%)
750,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	750,224
440,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 0.48%, due 9/30/16	440,595	µ
		1,190,819
Oil & Gas (3.5%)
535,000	BP Capital Markets PLC, Guaranteed Notes, 0.66%, due 11/7/16	536,707	µ
400,000	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	400,445
800,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 4.90%, due 12/1/14	802,661
400,000	Devon Energy Corp., Senior Unsecured Notes, 0.68%, due 12/15/15	401,289	µ
1,000,000	Nexen Energy ULC, Guaranteed Notes, 5.20%, due 3/10/15	1,016,532
		3,157,634
Pharmaceuticals (1.0%)
335,000	Bayer US Finance LLC, Guaranteed Notes, 0.48%, due 10/7/16	335,255	ñµ
290,000	Merck & Co., Inc., Senior Unsecured Notes, 0.42%, due 5/18/16	290,615	µ
320,000	Pfizer, Inc., Senior Unsecured Notes, 0.38%, due 5/15/17	319,677	µ
		945,547
Pipelines (1.3%)
1,165,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.91%, due 6/30/16	1,171,967	µØØ

See Notes to Schedule of Investments

11

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
Real Estate Investment Trusts (0.4%)
$346,000	Simon Property Group LP, Senior Unsecured Notes, 4.20%, due 2/1/15	$346,000
Software (0.9%)
825,000	Oracle Corp., Senior Unsecured Notes, 0.43%, due 7/7/17	824,997	µ
Telecommunications (1.6%)
1,450,000	Cisco Systems, Inc., Senior Unsecured Notes, 0.51%, due 3/3/17	1,451,675	µ
Transportation (0.8%)
770,000	Canadian National Railway Co., Senior Unsecured Notes, 0.44%, due 11/6/15	770,386	µ
	Total Corporate Debt Securities (Cost $42,326,006)	42,342,688
Certificates of Deposit (2.0%)
480,000	Credit Suisse New York, Yankee CD, 0.64%, due 12/7/15	480,000	µ
950,000	Nordea Bank Finland PLC, Yankee CD1, 0.41%, due 6/13/16	949,694	µ
450,000	Sumitomo Mitsui Banking Corp., Yankee CD, 0.56%, due 3/3/16	449,884	µ
	Total Certificates of Deposit (Cost $1,880,000)	1,879,578
Short-Term Investments (23.5%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government[a] (14.2%)
5,000,000	U.S. Treasury Bill, Disc. Notes, 0.00%, due 11/13/14	4,999,990
7,000,000	U.S. Treasury Bill, Disc. Notes, 0.01%, due 12/18/14	6,999,888
1,000,000	U.S. Treasury Bill, Disc. Notes, 0.01%, due 1/2/15	999,987
		12,999,865
NUMBER OF SHARES
Money Market Fund (9.3%)
8,449,352	State Street Institutional Government Money Market Fund Premier Class	8,449,352	ØØ††
	Total Short-Term Investments (Cost $21,448,941)	21,449,217
	Total Investments (95.7%) (Cost $87,573,057)	87,536,948	##
	Cash, receivables and other assets, less liabilities (4.3%)	3,945,027	±
	Total Net Assets (100.0%)	$91,481,975

See Notes to Schedule of Investments

12

Notes to Consolidated Schedule of Investments

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

The value of commodity futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

See Notes to Financial Statements

13

Notes to Consolidated Schedule of Investments (cont'd)

Investments in money market funds are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$3,033,399	$—	$3,033,399
U.S. Government Agency Securities	—	250,077	—	250,077
Asset-Backed Securities	—	18,581,989	—	18,581,989
Corporate Debt Securities^	—	42,342,688	—	42,342,688
Certificates of Deposit	—	1,879,578	—	1,879,578
Short-Term Investments	—	21,449,217	—	21,449,217
Total Investments	$—	$87,536,948	$—	$87,536,948

^ The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1, 2 and 3 during the year ended October 31, 2014.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized appreciation)	$2,826,382	$—	$—	$2,826,382
Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(6,952,251)	$—	$—	$(6,952,251)

## At October 31, 2014, the cost of investments for U.S. federal income tax purposes was $87,573,057. Gross unrealized appreciation of investments was $35,507 and gross unrealized depreciation of investments was $71,616, resulting in net unrealized depreciation of $36,109 based on cost for U.S. federal income tax purposes.

See Notes to Financial Statements

14

Notes to Consolidated Schedule of Investments (cont'd)

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2014, these securities amounted to $6,333,878 or 6.9% of net assets.

ØØ All or a portion of this security is segregated in connection with obligations for commodity futures contracts.

†† A portion of this security is held by Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund. See Note A-1 in the Notes to Consolidated Financial Statements.

a Interest rate represents discount rate at time of purchase, not a coupon rate.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2014, and their final maturities.

± See Note A-11 in the Notes to Consolidated Financial Statements for the Fund's or Subsidiary's open positions in derivatives at October 31, 2014.

See Notes to Financial Statements

15

Consolidated Statement of Assets and Liabilities*

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
October 31, 2014
Assets
Investments in securities, at value ** (Note A)—see Schedule of Investments:
Unaffiliated issuers	$87,536,948
Deposits with brokers for futures contracts (Note A-11)	4,342,708
Interest receivable	140,488
Receivable for Fund shares sold	126,987
Receivable from Management-net (Note B)	5,357
Prepaid expenses and other assets	29,655
Total Assets	92,182,143
Liabilities
Payable for Fund shares redeemed	61,550
Payable for variation margin (Note A-11)	400,114
Payable to investment manager-net (Note B)	59,830
Payable to trustees	1,881
Accrued expenses and other payables	176,793
Total Liabilities	700,168
Net Assets	$91,481,975
Net Assets consist of:
Paid-in capital	$96,174,138
Undistributed net investment income (loss)	(531,223)
Accumulated net realized gains (losses) on investments	1,038
Net unrealized appreciation (depreciation) in value of investments	(4,161,978)
Net Assets	$91,481,975
Net Assets
Institutional Class	20,497,478
Class A	66,783,527
Class C	4,200,970
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	2,443,152
Class A	8,024,557
Class C	513,199
Net Asset Value, offering and redemption price per share
Institutional Class	$8.39
Net Asset Value and redemption price per share
Class A	$8.32
Offering Price per share
Class A‡	$8.83
Net Asset Value and offering price per share
Class C^	$8.19
** Cost of Investments	$87,573,057

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

* See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

16

Consolidated Statement of Operations*

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
For the Year Ended October 31, 2014
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$258,411
Expenses:
Investment management fees (Note B)	486,324
Administration fees (Note B)	41,685
Administration fees (Note B):
Institutional Class	13,621
Class A	99,893
Class C	8,787
Distribution fees (Note B):
Class A	124,866
Class C	43,937
Shareholder servicing agent fees:
Institutional Class	1,537
Class A	9,654
Class C	5,129
Subsidiary administration fees (Note B)	49,966
Audit fees	86,100
Custodian and accounting fees	71,073
Insurance expense	1,111
Legal fees	141,069
Registration and filing fees	61,847
Shareholder reports	48,047
Trustees' fees and expenses	37,095
Miscellaneous	29,268
Total expenses	1,361,009
Expenses reimbursed by Management (Note B)	(368,068)
Total net expenses	992,941
Net investment income (loss)	$(734,530)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,583
Commodity futures contracts	(3,806,990)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(51,535)
Commodity futures contracts	(3,887,439)
Net gain (loss) on investments	(7,739,381)
Net increase (decrease) in net assets resulting from operations	$(8,473,911)

* See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

17

Consolidated Statements of Changes in Net Assets*

Neuberger Berman Alternative Funds
	RISK BALANCED COMMODITY STRATEGY FUND
	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(734,530)	$(221,889)
Net realized gain (loss) on investments	(3,800,407)	28,023
Change in net unrealized appreciation (depreciation) of investments	(3,938,974)	(187,513)
Net increase (decrease) in net assets resulting from operations	(8,473,911)	(381,379)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	13,347,175	11,363,372
Class A	50,351,242	38,040,599
Class C	1,518,489	3,611,986
Payments for shares redeemed:
Institutional Class	(911,849)	(6,261,561)
Class A	(12,022,096)	(3,247,163)
Class C	(507,868)	(146,791)
Net increase (decrease) from Fund share transactions	51,775,093	43,360,442
Net Increase (Decrease) in Net Assets	43,301,182	42,979,063
Net Assets:
Beginning of year	48,180,793	5,201,730
End of year	$91,481,975	$48,180,793
Undistributed net investment income (loss) at end of year	$(531,223)	$(175,990)

* See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

18

Notes to Consolidated Financial Statements Risk Balanced Commodity Strategy Fund

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until August 27, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that the Fund will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2014, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$11,503,695	12.6%

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies".

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

4 Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the New York Stock Exchange on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5 Securities transactions and investment income: Securities transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign

19

dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

6 Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2014, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses, ordinary loss netting to reduce short term capital gains, Subsidiary income and gain (loss). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2014, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(4,180,742)	$379,297	$3,801,445

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$1,038	$(36,109)	$(530,552)	$(4,126,540)	$(4,692,163)

The difference between book basis and tax basis distributable earnings is primarily due to organization expense.

20

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2014, the Fund had no unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2014, the Fund elected to defer the following late-year ordinary losses and post October capital losses:

Late-Year Ordinary Loss Deferral
$(530,552)

7 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Derivative instruments: During the year ended October 31, 2014, the Fund's use of derivatives was limited to commodity futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting.

21

Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Commodity futures contracts: During the year ended October 31, 2014, the Fund entered into commodity futures contracts (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or Subsidiary enters into a commodity futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the commodity futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis or as needed as the market price of the commodity futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some commodity futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching commodity futures contracts. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

At October 31, 2014, open positions in commodity futures contracts(1) were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
November 2014	63 Lead	Long	$(387,720)
November 2014	30 Nickel	Long	(559,538)
November 2014	60 Premium High Grade Aluminum	Long	63,829
November 2014	68 Zinc	Long	(105,971)
December 2014	61 Lead	Long	(381,655)
December 2014	33 Nickel	Long	(557,459)
December 2014	59 Premium High Grade Aluminum	Long	(82,916)
December 2014	70 Zinc	Long	(86,009)
January 2015	24 Cattle Feeder	Long	(9,297)
January 2015	76 Gas Oil	Long	(536,515)
January 2015	49 Gasoline RBOB	Long	(582,511)
January 2015	73 Lead	Long	(141,528)
January 2015	34 Nickel	Long	(98,208)
January 2015	68 Platinum	Long	(548,523)

22

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
January 2015	57 Premium High Grade Aluminum	Long	$96,003
January 2015	26 Soybean Meal	Long	54,909
January 2015	52 Soybean Oil	Long	39,056
January 2015	69 WTI Crude	Long	(756,844)
January 2015	63 Zinc	Long	16,068
February 2015	61 Brent Crude Oil	Long	(719,345)
February 2015	70 Gold 100 Oz.	Long	(314,355)
February 2015	70 Lead	Long	(19,361)
February 2015	97 Lean Hogs	Long	(85,904)
February 2015	60 Live Cattle	Long	37,286
February 2015	30 Nickel	Long	63,672
February 2015	65 Premium High Grade Aluminum	Long	44,547
February 2015	76 Zinc	Long	46,892
March 2015	65 Cocoa	Long	(248,362)
March 2015	11 Coffee 'C'	Long	(25,613)
March 2015	53 Copper	Long	12,651
March 2015	175 Corn	Long	443,479
March 2015	68 Cotton No. 2	Long	49,105
March 2015	70 Natural Gas	Long	40,060
March 2015	54 New York Harbor ULSD	Long	(3,862)
March 2015	77 Hard Red Winter Wheat	Long	109,378
March 2015	45 Silver	Long	(242,498)
March 2015	40 Soybean	Long	224,850
March 2015	66 Sugar 11	Long	(133,461)
March 2015	71 Wheat	Long	180,285
November 2014	63 Lead	Short	396,499
November 2014	30 Nickel	Short	505,572
November 2014	60 Premium High Grade Aluminum	Short	78,648
November 2014	68 Zinc	Short	78,941
December 2014	61 Lead	Short	119,251
December 2014	33 Nickel	Short	107,311
December 2014	59 Premium High Grade Aluminum	Short	(138,644)
December 2014	70 Zinc	Short	(21,612)
January 2015	73 Lead	Short	18,090
January 2015	34 Nickel	Short	(74,874)
January 2015	57 Premium High Grade Aluminum	Short	(47,828)
January 2015	63 Zinc	Short	(41,838)
			$(4,125,869)

(1) Commodity futures are held by the Subsidiary. See Note A-1 in the Notes to Consolidated Financial Statements.

During the year ended October 31, 2014, the average notional value of commodity futures contracts was $95,377,433 for long positions and $(25,807,913) for short positions.

23

At October 31, 2014, the notional value of commodity futures contracts was $131,079,647 for long positions and $(39,717,747) for short positions.

At October 31, 2014, the Fund had deposited $4,342,708 in a segregated account to cover margin requirements on open commodity futures contracts.

At October 31, 2014, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$2,826,382	Receivable/Payable for
Total Value	$2,826,382	variation margin(1)

Liability Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$(6,952,251)	Receivable/Payable for
Total Value	$(6,952,251)	variation margin(1)

(1) "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2014, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2014, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2014, was as follows:

Realized Gain (Loss)
	Commodity Risk	Consolidated Statement of Operations Location
		Net realized gain
Futures Contracts	$(3,806,990)	(loss) on: commodity
Total Realized Gain (Loss)	$(3,806,990)	futures contracts

Change in Appreciation (Depreciation)

	Commodity Risk
Futures Contracts	$(3,887,439)	Change in net unrealized appreciation (depreciation) in value of:
Total Change in Appreciation (Depreciation)	$(3,887,439)	commodity futures contracts

12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

24

13 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion, less the net asset value of the Subsidiary. Accordingly, for the year ended October 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Management also serves as investment adviser to the Subsidiary. For such investment management services, the Subsidiary pays Management a fee at the annual rate of 0.70% of the first $250 million of the Subsidiary's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Subsidiary's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2014, these Subsidiary expenses amounted to $185,567.

During the year ended October 31, 2014, there was no repayment to Management under this agreement.

25

At October 31, 2014, contingent liabilities to Management under the agreement were as follows:

			Expenses Reimbursed in Fiscal Period Ending October 31,
			2012(2)	2013	2014
			Subject to Repayment Until October 31,
	Contractual Expense Limitation(1)	Expiration	2015	2016	2017
Institutional Class	1.10%	10/31/17	$518,969	$190,694	$79,267
Class A	1.46%	10/31/17	13,769	236,827	260,968
Class C	2.21%	10/31/17	12,521	29,935	27,833

(1) Expense limitation per annum of the respective class's average daily net assets.

(2) Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund and the Subsidiary, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$—	$—	$—
Class C	—	649	—	—

26

Note C—Securities Transactions:

During the year ended October 31, 2014, there were purchase and sale transactions (excluding commodity futures contracts and short-term investments) of $47,564,827 and $7,540,272, respectively.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2014 and October 31, 2013 was as follows:

	For the Year Ended October 31, 2014			For the Year Ended October 31, 2013
	Shares Sold	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Institutional Class	1,480,892	(99,657)	1,381,235	1,230,011	(673,603)	556,408
Class A	5,460,429	(1,343,785)	4,116,644	4,253,041	(358,029)	3,895,012
Class C	169,965	(59,796)	110,169	409,240	(16,210)	393,030

Other: At October 31, 2014, Neuberger Berman Inflation Navigator Fund (formerly, Neuberger Berman Dynamic Real Return Fund), which is also managed by Management, held 2.2% of the outstanding shares of the Fund.

Note E—Lines of Credit:

At October 31, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the year ended October 31, 2014, the Fund did not utilize this line of credit.

At October 31, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2014. During the year ended October 31, 2014, the Fund did not utilize this line of credit.

In December 2014, a new single committed, unsecured $700,000,000 line of credit was approved for the Fund that will replace the lines of credit with State Street noted above. The new line of credit will be used only for temporary or emergency purposes.

27

This page has been left blank intentionally

28

Consolidated Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Risk Balanced Commodity Strategy Fund
Institutional Class
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—
Class A
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—
Class C
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—

See Notes to Financial Highlights

29

	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Risk Balanced Commodity Strategy Fund
Institutional Class
10/31/2014	$8.39	(6.88%)		$20.5	1.62%	1.10%	(0.73%)		21%
10/31/2013	$9.01	(8.43%)		$9.6	3.69%	1.10%	(0.94%)		5%
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	%)**	$5.0	25.60%*‡	1.10%*‡	(0.99	%)*‡	0%**
Class A
10/31/2014	$8.32	(7.25%)		$66.8	1.98%	1.46%	(1.09%)		21%
10/31/2013	$8.97	(8.84%)		$35.0	3.81%	1.46%	(1.27%)		5%
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	%)**	$0.1	33.04%*‡	1.46%*‡	(1.36	%)*‡	0%**
Class C
10/31/2014	$8.19	(7.77%)		$4.2	2.84%	2.21%	(1.84%)		21%
10/31/2013	$8.88	(9.66%)		$3.6	4.69%	2.21%	(2.03%)		5%
Period from 8/27/2012^ to 10/31/2012	$9.83	(1.70	%)**	$0.1	35.12%*‡	2.21%*‡	(2.11	%)*‡	0%**

30

Notes to Consolidated Financial Highlights

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@ Calculated based on the average number of shares outstanding during each fiscal period.

^ The date investment operations commenced.

‡ Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

* Annualized.

** Not annualized.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Risk Balanced Commodity Strategy Fund

We have audited the accompanying consolidated statements of assets and liabilities of Neuberger Berman Risk Balanced Commodity Strategy Fund, one of the series constituting the Neuberger Berman Alternative Funds, (the "Fund"), including the consolidated schedule of investments, as of October 31, 2014, and the related consolidated statements of operations for the year ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Neuberger Berman Risk Balanced Commodity Strategy Fund, a series of Neuberger Berman Alternative Funds, at October 31, 2014, and the consolidated results of its operations for the year ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2014

32

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

33

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

34

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

35

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

36

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

37

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

38

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

39

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

40

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

41

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

42

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger Berman Fixed Income LLC ("NBFI") have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with such counsel separately from representatives of Management and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had

43

provided. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding the Fund's performance both on an absolute basis and relative to an appropriate market index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by portfolio managers. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing the peer group and determining which investment companies should be included in the peer group. The Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds, and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories; however, because the Fund has been in operation for a relatively short period of time and remains small, there was no useful information available regarding Management's potential long-term profitability.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was lower than the peer group mean and median. In addition, the Board considered the contractual limit on expenses of each class of the Fund. The Board noted that Management incurred a loss on the Fund during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology.

44

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

45

This page has been left blank intentionally

This page has been left blank intentionally

Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

M0258 12/14

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS Investment Company Act file number 811-00582 (filed May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George W. Morriss and Candace L. Straight. Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Navigator Fund, Neuberger Berman Long Short Multi-Manager Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund. Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Navigator Fund, Neuberger Berman Long Short Multi-Manager Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund commenced operations on May 15, 2013, May 31, 2013, December 29, 2010, December 19, 2012, December 19, 2013 and August 27, 2012, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund. Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $209,000 and $300,000 for the fiscal years ended 2013 and 2014, respectively.
The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $25,500 and $27,200 for the fiscal years ended 2013 and 2014, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $63,000 and $78,500 for the fiscal years ended 2013 and 2014, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $4,250 and $5,600 for the fiscal years ended 2013 and 2014, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0%

of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2013 and 2014, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $63,000 and $78,500 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant were $4,250 and $5,600 for the fiscal years ended 2013 and 2014, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2013 and 2014, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable to the Registrant.
Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
NEUBERGER BERMAN ALTERNATIVE FUNDS
By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 7, 2015

By:	/s/ Robert Conti
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 7, 2015